FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-206705-09

DBJPM 2017-C6

The depositor has filed a registration statement (including the prospectus) with the SEC (File No. 333-206705) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

This free writing prospectus does not contain all information that is required to be included in the prospectus.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Academy Securities, Inc. or any other underwriter (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the preliminary prospectus relating to the DBJPM 2017-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C6 (the "Offering Document").  The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
Property			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity
Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (5)	Type	Rate (6)	Fee Rate (7)	Basis	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date
Loan	1	245 Park Avenue (35)(36)	8.3%	1	JPMCB/GACC	93,750,000	93,750,000	93,750,000	Office	CBD	3.6694%	0.01305%	Actual/360	120	120	0	0	05/05/2017	07/01/2017	06/01/2027
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	41	JPMCB	85,000,000	85,000,000	85,000,000	Various	Various	3.56283%	0.01430%	Actual/360	84	84	0	0	05/19/2017	07/05/2017	06/05/2024
Property	2.01	BAE Facility	0.6%	1	JPMCB	7,079,541	7,079,541		Industrial	Manufacturing
Property	2.02	FedEx Ground (Stratford)	0.6%	1	JPMCB	6,819,503	6,819,503		Industrial	Warehouse/Distribution
Property	2.03	FedEx (Baltimore)	0.6%	1	JPMCB	6,278,298	6,278,298		Industrial	Warehouse/Distribution
Property	2.04	Harman Becker	0.4%	1	JPMCB	5,000,860	5,000,860		Office	Suburban
Property	2.05	GE Aviation (Lafayette)	0.4%	1	JPMCB	4,763,576	4,763,576		Industrial	Manufacturing
Property	2.06	GoDaddy	0.4%	1	JPMCB	4,222,371	4,222,371		Office	Suburban
Property	2.07	Carrier	0.4%	1	JPMCB	4,167,113	4,167,113		Industrial	Warehouse/Distribution
Property	2.08	Emerus	0.3%	1	JPMCB	3,388,623	3,388,623		Office	Suburban
Property	2.09	Cardinal Health	0.3%	1	JPMCB	3,295,985	3,295,985		Industrial	Warehouse/Distribution
Property	2.10	Tyco Electronics	0.3%	1	JPMCB	3,263,480	3,263,480		Industrial	Flex
Property	2.11	FCA/Caterpillar	0.3%	1	JPMCB	3,074,952	3,074,952		Industrial	Warehouse/Distribution
Property	2.12	FedEx Ground (Staunton)	0.2%	1	JPMCB	2,587,381	2,587,381		Industrial	Warehouse/Distribution
Property	2.13	Quad Packaging (Proteus)	0.2%	1	JPMCB	2,164,818	2,164,818		Industrial	Manufacturing
Property	2.14	Quad Packaging (Transpak)	0.2%	1	JPMCB	2,143,690	2,143,690		Industrial	Manufacturing
Property	2.15	T-Mobile Call Center	0.2%	1	JPMCB	2,000,669	2,000,669		Office	Suburban
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%	1	JPMCB	1,937,285	1,937,285		Industrial	Flex
Property	2.17	Vatterott College	0.2%	1	JPMCB	1,797,514	1,797,514		Office	Suburban
Property	2.18	Comcast	0.1%	1	JPMCB	1,612,237	1,612,237		Office	Suburban
Property	2.19	Alfa Laval Plant	0.1%	1	JPMCB	1,470,841	1,470,841		Industrial	Manufacturing
Property	2.20	LKQ (New Braunfels)	0.1%	1	JPMCB	1,451,338	1,451,338		Industrial	Warehouse/Distribution
Property	2.21	Hitachi	0.1%	1	JPMCB	1,386,329	1,386,329		Office	Suburban
Property	2.22	Cameron International	0.1%	1	JPMCB	1,318,069	1,318,069		Industrial	Manufacturing
Property	2.23	Alliance Data Systems Office	0.1%	1	JPMCB	1,249,809	1,249,809		Office	Suburban
Property	2.24	Synchrony Financial	0.1%	1	JPMCB	1,163,671	1,163,671		Industrial	Flex
Property	2.25	Baxalta (Barry Pointe)	0.1%	1	JPMCB	892,256	892,256		Office	Medical
Property	2.26	Baxalta (Casselberry)	0.1%	1	JPMCB	850,000	850,000		Office	Medical
Property	2.27	Baxalta (Mounds View)	0.1%	1	JPMCB	802,868	802,868		Office	Medical
Property	2.28	Baxalta (Grand Rapids)	0.1%	1	JPMCB	801,243	801,243		Office	Medical
Property	2.29	Gerdau	0.1%	1	JPMCB	801,243	801,243		Industrial	Flex
Property	2.30	Baxalta (Wausau)	0.1%	1	JPMCB	780,115	780,115		Office	Medical
Property	2.31	Baxalta (Springfield)	0.1%	1	JPMCB	757,361	757,361		Office	Medical
Property	2.32	LKQ (Salisbury)	0.1%	1	JPMCB	757,361	757,361		Industrial	Warehouse
Property	2.33	Baxalta (Ankeny)	0.1%	1	JPMCB	715,105	715,105		Office	Medical
Property	2.34	H&E Equipment Services (San Antonio)	0.1%	1	JPMCB	627,342	627,342		Industrial	Warehouse/Distribution
Property	2.35	H&E Equipment Services (New Orleans)	0.1%	1	JPMCB	589,962	589,962		Industrial	Warehouse/Distribution
Property	2.36	GE Aviation (Pompano)	0.0%	1	JPMCB	552,581	552,581		Industrial	Flex
Property	2.37	Saint-Gobain Warehouse	0.0%	1	JPMCB	497,323	497,323		Industrial	Warehouse/Distribution
Property	2.38	H&E Equipment Services (Columbia)	0.0%	1	JPMCB	492,447	492,447		Industrial	Warehouse/Distribution
Property	2.39	H&E Equipment Services (Yukon)	0.0%	1	JPMCB	485,946	485,946		Industrial	Warehouse/Distribution
Property	2.40	LKQ (Toledo)	0.0%	1	JPMCB	484,321	484,321		Industrial	Warehouse
Property	2.41	H&E Equipment Services (Greer)	0.0%	1	JPMCB	474,570	474,570		Industrial	Warehouse/Distribution
Loan	3	Olympic Tower (35)(36)	7.1%	1	GACC	80,000,000	80,000,000	80,000,000	Mixed Use	Office/Retail	3.95394737%	0.01305%	Actual/360	120	119	0	0	05/01/2017	06/06/2017	05/06/2027
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	65	JPMCB/GACC	80,000,000	80,000,000	80,000,000	Hospitality	Various	4.4860%	0.01430%	Actual/360	120	120	0	0	05/24/2017	07/01/2017	06/01/2027
Property	4.01	Larkspur Landing Sunnyvale	0.4%	1	JPMCB/GACC	4,721,266	4,721,266		Hospitality	Extended Stay
Property	4.02	Larkspur Landing Milpitas	0.4%	1	JPMCB/GACC	3,978,187	3,978,187		Hospitality	Extended Stay
Property	4.03	Larkspur Landing Campbell	0.3%	1	JPMCB/GACC	3,497,905	3,497,905		Hospitality	Extended Stay
Property	4.04	Larkspur Landing San Francisco	0.3%	1	JPMCB/GACC	2,881,694	2,881,694		Hospitality	Extended Stay
Property	4.05	Larkspur Landing Pleasanton	0.2%	1	JPMCB/GACC	2,818,260	2,818,260		Hospitality	Extended Stay
Property	4.06	Larkspur Landing Bellevue	0.2%	1	JPMCB/GACC	2,510,155	2,510,155		Hospitality	Extended Stay
Property	4.07	Larkspur Landing Sacramento	0.2%	1	JPMCB/GACC	1,875,820	1,875,820		Hospitality	Extended Stay
Property	4.08	Hampton Inn Ann Arbor North	0.2%	1	JPMCB/GACC	1,830,510	1,830,510		Hospitality	Limited Service
Property	4.09	Larkspur Landing Hillsboro	0.2%	1	JPMCB/GACC	1,830,510	1,830,510		Hospitality	Extended Stay
Property	4.10	Larkspur Landing Renton	0.2%	1	JPMCB/GACC	1,812,386	1,812,386		Hospitality	Extended Stay
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	1	JPMCB/GACC	1,739,891	1,739,891		Hospitality	Full Service
Property	4.12	Residence Inn Toledo Maumee	0.2%	1	JPMCB/GACC	1,721,767	1,721,767		Hospitality	Extended Stay
Property	4.13	Residence Inn Williamsburg	0.1%	1	JPMCB/GACC	1,649,271	1,649,271		Hospitality	Extended Stay
Property	4.14	Hampton Inn Suites Waco South	0.1%	1	JPMCB/GACC	1,522,404	1,522,404		Hospitality	Limited Service
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	1	JPMCB/GACC	1,495,219	1,495,219		Hospitality	Full Service
Property	4.16	Courtyard Tyler	0.1%	1	JPMCB/GACC	1,468,033	1,468,033		Hospitality	Limited Service
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	1	JPMCB/GACC	1,468,033	1,468,033		Hospitality	Limited Service
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%	1	JPMCB/GACC	1,449,909	1,449,909		Hospitality	Limited Service
Property	4.19	Residence Inn Grand Rapids West	0.1%	1	JPMCB/GACC	1,431,785	1,431,785		Hospitality	Extended Stay
Property	4.20	Peoria, AZ Residence Inn	0.1%	1	JPMCB/GACC	1,422,723	1,422,723		Hospitality	Extended Stay
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%	1	JPMCB/GACC	1,413,661	1,413,661		Hospitality	Limited Service
Property	4.22	Courtyard Chico	0.1%	1	JPMCB/GACC	1,386,475	1,386,475		Hospitality	Limited Service
Property	4.23	Hampton Inn Suites Kokomo	0.1%	1	JPMCB/GACC	1,341,166	1,341,166		Hospitality	Limited Service
Property	4.24	Hampton Inn Suites South Bend	0.1%	1	JPMCB/GACC	1,341,166	1,341,166		Hospitality	Limited Service
Property	4.25	Courtyard Wichita Falls	0.1%	1	JPMCB/GACC	1,277,732	1,277,732		Hospitality	Limited Service
Property	4.26	Hampton Inn Morehead	0.1%	1	JPMCB/GACC	1,241,485	1,241,485		Hospitality	Limited Service
Property	4.27	Residence Inn Chico	0.1%	1	JPMCB/GACC	1,205,237	1,205,237		Hospitality	Extended Stay
Property	4.28	Courtyard Lufkin	0.1%	1	JPMCB/GACC	1,150,865	1,150,865		Hospitality	Limited Service
Property	4.29	Hampton Inn Carlisle	0.1%	1	JPMCB/GACC	1,141,803	1,141,803		Hospitality	Limited Service
Property	4.30	Springhill Suites Williamsburg	0.1%	1	JPMCB/GACC	1,141,803	1,141,803		Hospitality	Limited Service
Property	4.31	Fairfield Inn Bloomington	0.1%	1	JPMCB/GACC	1,132,741	1,132,741		Hospitality	Limited Service
Property	4.32	Waco Residence Inn	0.1%	1	JPMCB/GACC	1,105,555	1,105,555		Hospitality	Extended Stay
Property	4.33	Holiday Inn Express Fishers	0.1%	1	JPMCB/GACC	1,033,060	1,033,060		Hospitality	Limited Service

A-1-1

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
Property			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity
Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (5)	Type	Rate (6)	Fee Rate (7)	Basis	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date
Property	4.34	Larkspur Landing Folsom	0.1%	1	JPMCB/GACC	1,005,874	1,005,874		Hospitality	Extended Stay
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%	1	JPMCB/GACC	951,503	951,503		Hospitality	Limited Service
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	1	JPMCB/GACC	942,441	942,441		Hospitality	Limited Service
Property	4.37	Toledo Homewood Suites	0.1%	1	JPMCB/GACC	942,441	942,441		Hospitality	Extended Stay
Property	4.38	Grand Rapids Homewood Suites	0.1%	1	JPMCB/GACC	915,255	915,255		Hospitality	Extended Stay
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	1	JPMCB/GACC	851,821	851,821		Hospitality	Limited Service
Property	4.40	Fairfield Inn Laurel	0.1%	1	JPMCB/GACC	851,821	851,821		Hospitality	Limited Service
Property	4.41	Courtyard Akron Stow	0.1%	1	JPMCB/GACC	833,698	833,698		Hospitality	Limited Service
Property	4.42	Larkspur Landing Roseville	0.1%	1	JPMCB/GACC	788,388	788,388		Hospitality	Extended Stay
Property	4.43	Towneplace Suites Bloomington	0.1%	1	JPMCB/GACC	788,388	788,388		Hospitality	Extended Stay
Property	4.44	Hampton Inn Danville	0.1%	1	JPMCB/GACC	779,326	779,326		Hospitality	Limited Service
Property	4.45	Holiday Inn Norwich	0.1%	1	JPMCB/GACC	770,264	770,264		Hospitality	Full Service
Property	4.46	Hampton Inn Suites Longview North	0.1%	1	JPMCB/GACC	761,202	761,202		Hospitality	Limited Service
Property	4.47	Springhill Suites Peoria Westlake	0.1%	1	JPMCB/GACC	761,202	761,202		Hospitality	Limited Service
Property	4.48	Hampton Inn Suites Buda	0.1%	1	JPMCB/GACC	752,140	752,140		Hospitality	Limited Service
Property	4.49	Shawnee Hampton Inn	0.1%	1	JPMCB/GACC	752,140	752,140		Hospitality	Limited Service
Property	4.50	Racine Fairfield Inn	0.1%	1	JPMCB/GACC	734,016	734,016		Hospitality	Limited Service
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	1	JPMCB/GACC	715,893	715,893		Hospitality	Limited Service
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	1	JPMCB/GACC	679,645	679,645		Hospitality	Limited Service
Property	4.53	Westchase Homewood Suites	0.1%	1	JPMCB/GACC	657,824	657,824		Hospitality	Extended Stay
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	1	JPMCB/GACC	652,459	652,459		Hospitality	Limited Service
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	1	JPMCB/GACC	625,273	625,273		Hospitality	Limited Service
Property	4.56	Hampton Inn Sweetwater	0.1%	1	JPMCB/GACC	570,902	570,902		Hospitality	Limited Service
Property	4.57	Comfort Suites Buda Austin South	0.0%	1	JPMCB/GACC	480,282	480,282		Hospitality	Limited Service
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	1	JPMCB/GACC	453,097	453,097		Hospitality	Limited Service
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	1	JPMCB/GACC	367,156	367,156		Hospitality	Limited Service
Property	4.60	Comfort Inn & Suites Paris	0.0%	1	JPMCB/GACC	326,229	326,229		Hospitality	Limited Service
Property	4.61	Hampton Inn Suites Decatur	0.0%	1	JPMCB/GACC	312,179	312,179		Hospitality	Limited Service
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	1	JPMCB/GACC	289,090	289,090		Hospitality	Limited Service
Property	4.63	Mankato Fairfield Inn	0.0%	1	JPMCB/GACC	259,061	259,061		Hospitality	Limited Service
Property	4.64	Candlewood Suites Texarkana	0.0%	1	JPMCB/GACC	200,295	200,295		Hospitality	Extended Stay
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	1	JPMCB/GACC	190,218	190,218		Hospitality	Limited Service
Loan	5	Vineyards at Forest Edge	6.0%	1	GACC	68,110,000	68,110,000	55,458,555	Multifamily	Garden	4.7100%	0.01430%	Actual/360	120	120	360	360	05/26/2017	07/06/2017	06/06/2027
Loan	6	211 Main Street (35)	5.3%	1	JPMCB	60,000,000	60,000,000	60,000,000	Office	CBD	3.5547%	0.01430%	Actual/360	84	82	0	0	03/28/2017	05/06/2017	04/06/2024
Loan	7	740 Madison (35)	4.4%	1	JPMCB	50,000,000	50,000,000	50,000,000	Retail	Single Tenant	4.0000%	0.01430%	Actual/360	120	119	0	0	04/05/2017	06/01/2017	05/01/2027
Loan	8	Wilmont	4.2%	1	GACC	47,500,000	47,500,000	47,500,000	Office	CBD	4.4700%	0.01430%	Actual/360	60	60	0	0	05/12/2017	07/06/2017	06/06/2022
Loan	9	iStar Leased Fee Portfolio (35)	4.0%	12	JPMCB	45,400,000	45,400,000	45,400,000	Other	Leased Fee	3.7950%	0.01430%	Actual/360	120	118	0	0	03/30/2017	05/05/2017	04/06/2027
Property	9.01	Hilton Salt Lake	1.0%	1	JPMCB	11,062,400	11,062,400		Other	Leased Fee
Property	9.02	DoubleTree Seattle Airport	0.7%	1	JPMCB	8,000,000	8,000,000		Other	Leased Fee
Property	9.03	DoubleTree Mission Valley	0.7%	1	JPMCB	7,616,800	7,616,800		Other	Leased Fee
Property	9.04	One Ally Center	0.6%	1	JPMCB	6,392,200	6,392,200		Other	Leased Fee
Property	9.05	DoubleTree Sonoma	0.3%	1	JPMCB	3,860,000	3,860,000		Other	Leased Fee
Property	9.06	DoubleTree Durango	0.3%	1	JPMCB	3,320,800	3,320,800		Other	Leased Fee
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%	1	JPMCB	1,515,400	1,515,400		Other	Leased Fee
Property	9.08	NASA/JPSS Headquarters	0.1%	1	JPMCB	1,038,000	1,038,000		Other	Leased Fee
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%	1	JPMCB	830,200	830,200		Other	Leased Fee
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%	1	JPMCB	747,200	747,200		Other	Leased Fee
Property	9.11	The Buckler Apartments	0.1%	1	JPMCB	726,600	726,600		Other	Leased Fee
Property	9.12	Lock-Up Self Storage Facility	0.0%	1	JPMCB	290,400	290,400		Other	Leased Fee
Loan	10	Save Mart Portfolio (35)(37)	3.5%	33	GACC	40,000,000	40,000,000	40,000,000	Retail	Single Tenant	4.4153758%	0.01430%	Actual/360	120	120	0	0	05/16/2017	07/06/2017	06/06/2027
Property	10.01	Lucky - San Francisco	0.2%	1	GACC	2,817,712	2,817,712		Retail	Single Tenant
Property	10.02	Lucky - San Bruno	0.2%	1	GACC	2,735,297	2,735,297		Retail	Single Tenant
Property	10.03	Lucky California - Daly City	0.2%	1	GACC	2,724,160	2,724,160		Retail	Single Tenant
Property	10.04	Lucky - San Jose I	0.2%	1	GACC	1,714,016	1,714,016		Retail	Single Tenant
Property	10.05	Lucky - San Jose II	0.1%	1	GACC	1,641,624	1,641,624		Retail	Single Tenant
Property	10.06	Lucky - San Leandro	0.1%	1	GACC	1,632,714	1,632,714		Retail	Single Tenant
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%	1	GACC	1,546,957	1,546,957		Retail	Single Tenant
Property	10.08	Lucky - Concord	0.1%	1	GACC	1,479,020	1,479,020		Retail	Single Tenant
Property	10.09	FoodMaxx - Antioch	0.1%	1	GACC	1,339,805	1,339,805		Retail	Single Tenant
Property	10.10	Lucky - Hollister	0.1%	1	GACC	1,313,076	1,313,076		Retail	Single Tenant
Property	10.11	Save Mart - Modesto	0.1%	1	GACC	1,269,641	1,269,641		Retail	Single Tenant
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%	1	GACC	1,256,276	1,256,276		Retail	Single Tenant
Property	10.13	Save Mart - Clovis	0.1%	1	GACC	1,237,343	1,237,343		Retail	Single Tenant
Property	10.14	Save Mart - Grass Valley	0.1%	1	GACC	1,228,433	1,228,433		Retail	Single Tenant
Property	10.15	FoodMaxx - Sacramento	0.1%	1	GACC	1,142,677	1,142,677		Retail	Single Tenant
Property	10.16	Lucky - Hayward I	0.1%	1	GACC	1,130,426	1,130,426		Retail	Single Tenant
Property	10.17	Save Mart - Auburn	0.1%	1	GACC	1,102,583	1,102,583		Retail	Single Tenant
Property	10.18	Save Mart - Tracy	0.1%	1	GACC	1,040,215	1,040,215		Retail	Single Tenant
Property	10.19	S-Mart - Lodi	0.1%	1	GACC	986,756	986,756		Retail	Single Tenant
Property	10.20	Save Mart - Chico	0.1%	1	GACC	980,074	980,074		Retail	Single Tenant
Property	10.21	Save Mart - Fresno I	0.1%	1	GACC	974,505	974,505		Retail	Single Tenant
Property	10.22	Lucky - San Jose III	0.1%	1	GACC	948,890	948,890		Retail	Single Tenant
Property	10.23	Save Mart - Roseville	0.1%	1	GACC	912,137	912,137		Retail	Single Tenant
Property	10.24	Lucky - Vacaville I	0.1%	1	GACC	902,113	902,113		Retail	Single Tenant
Property	10.25	Save Mart - Elk Grove	0.1%	1	GACC	868,702	868,702		Retail	Single Tenant
Property	10.26	Save Mart - Fresno II	0.1%	1	GACC	839,745	839,745		Retail	Single Tenant
Property	10.27	Lucky - Sand City	0.1%	1	GACC	775,149	775,149		Retail	Single Tenant
Property	10.28	Lucky - Vacaville II	0.1%	1	GACC	736,169	736,169		Retail	Single Tenant

A-1-2

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
Property			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity
Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (5)	Type	Rate (6)	Fee Rate (7)	Basis	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date
Property	10.29	Lucky - Hayward	0.1%	1	GACC	730,600	730,600		Retail	Single Tenant
Property	10.30	Save Mart - Kingsburg	0.1%	1	GACC	720,577	720,577		Retail	Single Tenant
Property	10.31	Save Mart - Sacramento	0.1%	1	GACC	570,225	570,225		Retail	Single Tenant
Property	10.32	Lucky - Santa Rosa	0.0%	1	GACC	542,382	542,382		Retail	Single Tenant
Property	10.33	Save Mart - Jackson	0.0%	1	GACC	160,000	160,000		Retail	Single Tenant
Loan	11	Lake Forest Gateway (37)	3.2%	1	GACC	36,100,000	36,100,000	31,721,488	Retail	Unanchored	4.6700%	0.01430%	Actual/360	120	119	360	360	04/11/2017	06/06/2017	05/06/2027
Loan	12	Portola Hotel & Spa	3.1%	1	JPMCB	35,000,000	35,000,000	35,000,000	Hospitality	Full Service	4.0630%	0.01430%	Actual/360	120	119	0	0	05/01/2017	06/01/2017	05/01/2027
Loan	13	50 West Liberty	3.0%	1	GACC	34,500,000	34,500,000	29,530,388	Office	CBD	4.5800%	0.03430%	Actual/360	120	118	360	360	03/31/2017	05/06/2017	04/06/2027
Loan	14	Columbus Park Crossing South (37)	2.5%	1	GACC	28,500,000	28,500,000	24,421,499	Retail	Anchored	4.6200%	0.03430%	Actual/360	120	119	360	360	04/27/2017	06/06/2017	05/06/2027
Loan	15	El Paseo Square (37)	2.4%	1	GACC	27,500,000	27,466,262	22,134,136	Retail	Anchored	4.3700%	0.01430%	Actual/360	120	119	360	359	05/01/2017	06/06/2017	05/06/2027
Loan	16	Faudree Ranch (37)	2.2%	1	JPMCB	25,125,000	25,125,000	23,859,597	Multifamily	Garden	4.3000%	0.03180%	Actual/360	60	60	360	360	05/17/2017	07/01/2017	06/01/2022
Loan	17	LC Hamburg Farms	2.2%	1	JPMCB	25,000,000	25,000,000	22,968,762	Multifamily	Garden	4.7500%	0.01430%	Actual/360	120	119	360	360	04/19/2017	06/01/2017	05/01/2027
Loan	18	Oregon City Shopping Center	2.0%	1	GACC	22,500,000	22,500,000	22,500,000	Retail	Anchored	4.3000%	0.01430%	Actual/360	120	120	0	0	05/08/2017	07/06/2017	06/06/2027
Loan	19	City Crossing	1.8%	1	JPMCB	20,362,500	20,313,844	16,602,724	Retail	Anchored	4.7500%	0.01430%	Actual/360	120	118	360	358	03/24/2017	05/01/2017	04/01/2027
Loan	20	The Tides Building	1.8%	1	GACC	19,995,000	19,995,000	19,995,000	Mixed Use	Retail/Multifamily	4.1800%	0.01430%	Actual/360	120	120	0	0	05/08/2017	07/06/2017	06/06/2027
Loan	21	El Paso Industrial Portfolio (37)	1.6%	9	GACC	18,000,000	18,000,000	15,801,776	Industrial	Warehouse/Distribution	4.6300%	0.01430%	Actual/360	120	120	360	360	05/25/2017	07/06/2017	06/06/2027
Property	21.01	27 Spur Drive	0.4%	1	GACC	4,200,000	4,200,000		Industrial	Warehouse/Distribution
Property	21.02	26 Walter Jones	0.2%	1	GACC	2,700,000	2,700,000		Industrial	Warehouse/Distribution
Property	21.03	28 Walter Jones	0.2%	1	GACC	2,400,000	2,400,000		Industrial	Warehouse/Distribution
Property	21.04	25 Spur Drive	0.2%	1	GACC	2,200,000	2,200,000		Industrial	Warehouse/Distribution
Property	21.05	28 Spur Drive	0.2%	1	GACC	2,200,000	2,200,000		Industrial	Warehouse/Distribution
Property	21.06	24 Spur Drive	0.2%	1	GACC	2,100,000	2,100,000		Industrial	Warehouse/Distribution
Property	21.07	40 Butterfield Trail	0.1%	1	GACC	900,000	900,000		Industrial	Warehouse/Distribution
Property	21.08	42 Butterfield Trail	0.1%	1	GACC	900,000	900,000		Industrial	Warehouse/Distribution
Property	21.09	28 Butterfield Trail	0.0%	1	GACC	400,000	400,000		Industrial	Warehouse/Distribution
Loan	22	University Shopping Center	1.5%	1	JPMCB	16,875,000	16,875,000	14,784,470	Retail	Anchored	4.5400%	0.04430%	Actual/360	120	117	360	360	02/28/2017	04/01/2017	03/01/2027
Loan	23	Santa Barbara Corporate Center	1.4%	1	GACC	16,000,000	16,000,000	14,632,456	Office	Suburban	4.4600%	0.01430%	Actual/360	120	119	360	360	04/24/2017	06/06/2017	05/06/2027
Loan	24	Hampton Inn Braintree	1.3%	1	GACC	15,100,000	15,100,000	12,311,699	Hospitality	Limited Service	4.7500%	0.06180%	Actual/360	120	120	360	360	05/11/2017	07/06/2017	06/06/2027
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	1	JPMCB	13,325,000	13,325,000	12,715,717	Hospitality	Full Service	4.8200%	0.01430%	Actual/360	60	59	360	360	04/10/2017	06/01/2017	05/01/2022
Loan	26	2121 Ella Boulevard	1.1%	1	JPMCB	12,650,000	12,650,000	12,074,657	Multifamily	Garden	4.8500%	0.05430%	Actual/360	60	60	360	360	05/23/2017	07/01/2017	06/01/2022
Loan	27	Chateau at Flamingo	1.1%	1	GACC	12,450,000	12,450,000	10,085,979	Multifamily	Garden	4.5600%	0.01430%	Actual/360	120	120	360	360	05/22/2017	07/06/2017	06/06/2027
Loan	28	El Monte Self Storage	1.0%	1	GACC	11,900,000	11,885,896	9,629,522	Self Storage	Self Storage	4.5250%	0.01430%	Actual/360	120	119	360	359	04/25/2017	06/06/2017	05/06/2027
Loan	29	El Cajon Retail (37)	1.0%	1	GACC	11,700,000	11,700,000	10,710,327	Retail	Anchored	4.5200%	0.01430%	Actual/360	120	119	360	360	04/19/2017	06/06/2017	05/06/2027
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	1	JPMCB	11,268,000	11,268,000	10,519,199	Hospitality	Limited Service	4.4900%	0.05430%	Actual/360	84	84	360	360	05/24/2017	07/01/2017	06/01/2024
Loan	31	Long Meadow Farms	0.9%	1	JPMCB	10,400,000	10,400,000	8,473,894	Retail	Unanchored	4.7300%	0.05430%	Actual/360	120	120	360	360	05/18/2017	07/01/2017	06/01/2027
Loan	32	2215 Broadway	0.9%	1	GACC	10,000,000	10,000,000	8,218,485	Mixed Use	Office/Retail	4.9900%	0.01430%	Actual/360	120	120	360	360	05/12/2017	07/06/2017	06/06/2027
Loan	33	Main Street Square	0.7%	1	JPMCB	7,375,000	7,366,580	6,001,478	Retail	Anchored	4.6900%	0.04430%	Actual/360	120	119	360	359	04/21/2017	06/01/2017	05/01/2027
Loan	34	Union Hotel - Brooklyn	0.6%	1	GACC	7,000,000	7,000,000	5,735,955	Hospitality	Limited Service	4.9000%	0.01430%	Actual/360	120	120	360	360	05/19/2017	07/06/2017	06/06/2027
Loan	35	Aethercomm Building	0.6%	1	GACC	6,890,000	6,890,000	6,890,000	Industrial	Flex	4.5900%	0.01430%	Actual/360	120	120	0	0	05/09/2017	07/06/2017	06/06/2027
Loan	36	436 Bryant	0.6%	1	GACC	6,250,000	6,250,000	6,250,000	Office	CBD	4.3500%	0.06180%	Actual/360	120	119	0	0	05/04/2017	06/06/2017	05/06/2027
Loan	37	Royal Palm Square	0.4%	1	JPMCB	5,000,000	5,000,000	4,227,623	Mixed Use	Office/Retail	5.9000%	0.01430%	Actual/360	120	120	360	360	05/24/2017	07/01/2017	06/01/2027
Loan	38	Andover Bay Apartments	0.4%	1	GACC	5,000,000	4,994,823	4,125,641	Multifamily	Garden	5.1100%	0.01430%	Actual/360	120	119	360	359	05/05/2017	06/06/2017	05/06/2027
Loan	39	8333 Royal Ridge	0.4%	1	GACC	4,500,000	4,500,000	3,974,714	Office	Suburban	4.9000%	0.05430%	Actual/360	120	116	360	360	01/27/2017	03/06/2017	02/06/2027
Loan	40	Regency Apartments	0.3%	1	GACC	3,385,000	3,385,000	2,801,817	Multifamily	Garden	5.2100%	0.01430%	Actual/360	120	120	360	360	05/24/2017	07/06/2017	06/06/2027
Loan	41	2800 Sprouse	0.3%	1	GACC	3,100,000	3,100,000	2,964,788	Industrial	Manufacturing	5.0700%	0.01430%	Actual/360	60	60	360	360	05/09/2017	07/06/2017	06/06/2022
A-1-3

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Pari Passu	Pari Passu
			% of			Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
Property			Initial Pool	ARD Loan	Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised
Flag	ID	Property Name	Balance	(Yes/No) (6)	Maturity Date	Service($) (8)	Service($) (8)	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (13)	Date	Value ($) (14)
Loan	1	245 Park Avenue (35)(36)	8.3%	No	06/01/2027	290,653	3,487,841	3,057,674	36,692,089	120	Hard	Springing	No		2.87x	2.73x	0	1	2,210,000,000
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	No	06/05/2024	255,872	3,070,467	806,750	9,681,001	84	Hard	Springing	No		3.90x	3.54x	0	5	785,215,000
Property	2.01	BAE Facility	0.6%																65,400,000
Property	2.02	FedEx Ground (Stratford)	0.6%																63,000,000
Property	2.03	FedEx (Baltimore)	0.6%																58,000,000
Property	2.04	Harman Becker	0.4%																46,200,000
Property	2.05	GE Aviation (Lafayette)	0.4%																44,000,000
Property	2.06	GoDaddy	0.4%																39,000,000
Property	2.07	Carrier	0.4%																38,500,000
Property	2.08	Emerus	0.3%																31,300,000
Property	2.09	Cardinal Health	0.3%																30,450,000
Property	2.10	Tyco Electronics	0.3%																30,150,000
Property	2.11	FCA/Caterpillar	0.3%																28,400,000
Property	2.12	FedEx Ground (Staunton)	0.2%																23,900,000
Property	2.13	Quad Packaging (Proteus)	0.2%																20,000,000
Property	2.14	Quad Packaging (Transpak)	0.2%																19,800,000
Property	2.15	T-Mobile Call Center	0.2%																18,475,000
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%																17,900,000
Property	2.17	Vatterott College	0.2%																16,600,000
Property	2.18	Comcast	0.1%																14,900,000
Property	2.19	Alfa Laval Plant	0.1%																13,600,000
Property	2.20	LKQ (New Braunfels)	0.1%																13,400,000
Property	2.21	Hitachi	0.1%																12,800,000
Property	2.22	Cameron International	0.1%																12,175,000
Property	2.23	Alliance Data Systems Office	0.1%																11,550,000
Property	2.24	Synchrony Financial	0.1%																10,750,000
Property	2.25	Baxalta (Barry Pointe)	0.1%																8,250,000
Property	2.26	Baxalta (Casselberry)	0.1%																7,850,000
Property	2.27	Baxalta (Mounds View)	0.1%																7,420,000
Property	2.28	Baxalta (Grand Rapids)	0.1%																7,400,000
Property	2.29	Gerdau	0.1%																7,400,000
Property	2.30	Baxalta (Wausau)	0.1%																7,200,000
Property	2.31	Baxalta (Springfield)	0.1%																7,000,000
Property	2.32	LKQ (Salisbury)	0.1%																7,000,000
Property	2.33	Baxalta (Ankeny)	0.1%																6,600,000
Property	2.34	H&E Equipment Services (San Antonio)	0.1%																5,800,000
Property	2.35	H&E Equipment Services (New Orleans)	0.1%																5,450,000
Property	2.36	GE Aviation (Pompano)	0.0%																5,100,000
Property	2.37	Saint-Gobain Warehouse	0.0%																4,600,000
Property	2.38	H&E Equipment Services (Columbia)	0.0%																4,550,000
Property	2.39	H&E Equipment Services (Yukon)	0.0%																4,490,000
Property	2.40	LKQ (Toledo)	0.0%																4,475,000
Property	2.41	H&E Equipment Services (Greer)	0.0%																4,380,000
Loan	3	Olympic Tower (35)(36)	7.1%	No	05/06/2027	267,258	3,207,091	1,773,922	21,287,064	119	Hard	In Place	No		2.79x	2.70x	0	6	1,900,000,000
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	No	06/01/2027	303,220	3,638,644	1,884,780	22,617,359	120	Soft Springing Hard	Springing	No		2.72x	2.72x	0	1	956,000,000
Property	4.01	Larkspur Landing Sunnyvale	0.4%																52,100,000
Property	4.02	Larkspur Landing Milpitas	0.4%																43,900,000
Property	4.03	Larkspur Landing Campbell	0.3%																38,600,000
Property	4.04	Larkspur Landing San Francisco	0.3%																31,800,000
Property	4.05	Larkspur Landing Pleasanton	0.2%																31,100,000
Property	4.06	Larkspur Landing Bellevue	0.2%																27,700,000
Property	4.07	Larkspur Landing Sacramento	0.2%																20,700,000
Property	4.08	Hampton Inn Ann Arbor North	0.2%																20,200,000
Property	4.09	Larkspur Landing Hillsboro	0.2%																20,200,000
Property	4.10	Larkspur Landing Renton	0.2%																20,000,000
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%																19,200,000
Property	4.12	Residence Inn Toledo Maumee	0.2%																19,000,000
Property	4.13	Residence Inn Williamsburg	0.1%																18,200,000
Property	4.14	Hampton Inn Suites Waco South	0.1%																16,800,000
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%																16,500,000
Property	4.16	Courtyard Tyler	0.1%																16,200,000
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%																16,200,000
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%																16,000,000
Property	4.19	Residence Inn Grand Rapids West	0.1%																15,800,000
Property	4.20	Peoria, AZ Residence Inn	0.1%																15,700,000
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%																15,600,000
Property	4.22	Courtyard Chico	0.1%																15,300,000
Property	4.23	Hampton Inn Suites Kokomo	0.1%																14,800,000
Property	4.24	Hampton Inn Suites South Bend	0.1%																14,800,000
Property	4.25	Courtyard Wichita Falls	0.1%																14,100,000
Property	4.26	Hampton Inn Morehead	0.1%																13,700,000
Property	4.27	Residence Inn Chico	0.1%																13,300,000
Property	4.28	Courtyard Lufkin	0.1%																12,700,000
Property	4.29	Hampton Inn Carlisle	0.1%																12,600,000
Property	4.30	Springhill Suites Williamsburg	0.1%																12,600,000
Property	4.31	Fairfield Inn Bloomington	0.1%																12,500,000
Property	4.32	Waco Residence Inn	0.1%																12,200,000
Property	4.33	Holiday Inn Express Fishers	0.1%																11,400,000

A-1-4

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Pari Passu	Pari Passu
			% of			Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
Property			Initial Pool	ARD Loan	Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised
Flag	ID	Property Name	Balance	(Yes/No) (6)	Maturity Date	Service($) (8)	Service($) (8)	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (13)	Date	Value ($) (14)
Property	4.34	Larkspur Landing Folsom	0.1%																11,100,000
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%																10,500,000
Property	4.36	Holiday Inn Express & Suites Paris	0.1%																10,400,000
Property	4.37	Toledo Homewood Suites	0.1%																10,400,000
Property	4.38	Grand Rapids Homewood Suites	0.1%																10,100,000
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%																9,400,000
Property	4.40	Fairfield Inn Laurel	0.1%																9,400,000
Property	4.41	Courtyard Akron Stow	0.1%																9,200,000
Property	4.42	Larkspur Landing Roseville	0.1%																8,700,000
Property	4.43	Towneplace Suites Bloomington	0.1%																8,700,000
Property	4.44	Hampton Inn Danville	0.1%																8,600,000
Property	4.45	Holiday Inn Norwich	0.1%																8,500,000
Property	4.46	Hampton Inn Suites Longview North	0.1%																8,400,000
Property	4.47	Springhill Suites Peoria Westlake	0.1%																8,400,000
Property	4.48	Hampton Inn Suites Buda	0.1%																8,300,000
Property	4.49	Shawnee Hampton Inn	0.1%																8,300,000
Property	4.50	Racine Fairfield Inn	0.1%																8,100,000
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%																7,900,000
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%																7,500,000
Property	4.53	Westchase Homewood Suites	0.1%																9,800,000
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%																7,200,000
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%																6,900,000
Property	4.56	Hampton Inn Sweetwater	0.1%																6,300,000
Property	4.57	Comfort Suites Buda Austin South	0.0%																5,300,000
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%																5,000,000
Property	4.59	Holiday Inn Express & Suites Altus	0.0%																4,600,000
Property	4.60	Comfort Inn & Suites Paris	0.0%																3,600,000
Property	4.61	Hampton Inn Suites Decatur	0.0%																3,600,000
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%																4,100,000
Property	4.63	Mankato Fairfield Inn	0.0%																3,600,000
Property	4.64	Candlewood Suites Texarkana	0.0%																2,600,000
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%																3,200,000
Loan	5	Vineyards at Forest Edge	6.0%	No	06/06/2027	353,654	4,243,845			0	Soft	Springing	No		1.54x	1.47x	0	6	98,000,000
Loan	6	211 Main Street (35)	5.3%	No	04/06/2024	180,204	2,162,442	331,031	3,972,371	82	Hard	Springing	No		2.51x	2.49x	0	6	294,000,000
Loan	7	740 Madison (35)	4.4%	Yes	05/01/2029	168,981	2,027,778	135,185	1,622,222	119	Springing Hard	Springing	No		1.96x	1.96x	0	1	150,000,000
Loan	8	Wilmont	4.2%	No	06/06/2022	179,395	2,152,740			60	Hard	Springing	No		2.21x	1.88x	0	6	73,000,000
Loan	9	iStar Leased Fee Portfolio (35)	4.0%	Yes	04/06/2028	145,572	1,746,860	582,287	6,987,438	118	Hard	Springing	No		2.12x	2.12x	0	6	346,160,000
Property	9.01	Hilton Salt Lake	1.0%																79,900,000
Property	9.02	DoubleTree Seattle Airport	0.7%																75,700,000
Property	9.03	DoubleTree Mission Valley	0.7%																55,000,000
Property	9.04	One Ally Center	0.6%																46,140,000
Property	9.05	DoubleTree Sonoma	0.3%																27,700,000
Property	9.06	DoubleTree Durango	0.3%																24,400,000
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%																11,000,000
Property	9.08	NASA/JPSS Headquarters	0.1%																7,550,000
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%																6,000,000
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%																5,400,000
Property	9.11	The Buckler Apartments	0.1%																5,300,000
Property	9.12	Lock-Up Self Storage Facility	0.0%																2,070,000
Loan	10	Save Mart Portfolio (35)(37)	3.5%	No	06/06/2027	149,223	1,790,680	365,597	4,387,166	120	Hard	Springing	No		3.23x	3.02x	0	6	361,740,000
Property	10.01	Lucky - San Francisco	0.2%																25,300,000
Property	10.02	Lucky - San Bruno	0.2%																24,560,000
Property	10.03	Lucky California - Daly City	0.2%																24,460,000
Property	10.04	Lucky - San Jose I	0.2%																15,390,000
Property	10.05	Lucky - San Jose II	0.1%																14,740,000
Property	10.06	Lucky - San Leandro	0.1%																14,660,000
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%																13,890,000
Property	10.08	Lucky - Concord	0.1%																13,280,000
Property	10.09	FoodMaxx - Antioch	0.1%																12,030,000
Property	10.10	Lucky - Hollister	0.1%																11,790,000
Property	10.11	Save Mart - Modesto	0.1%																11,400,000
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%																11,280,000
Property	10.13	Save Mart - Clovis	0.1%																11,110,000
Property	10.14	Save Mart - Grass Valley	0.1%																11,030,000
Property	10.15	FoodMaxx - Sacramento	0.1%																10,260,000
Property	10.16	Lucky - Hayward I	0.1%																10,150,000
Property	10.17	Save Mart - Auburn	0.1%																9,900,000
Property	10.18	Save Mart - Tracy	0.1%																9,340,000
Property	10.19	S-Mart - Lodi	0.1%																8,860,000
Property	10.20	Save Mart - Chico	0.1%																8,800,000
Property	10.21	Save Mart - Fresno I	0.1%																8,750,000
Property	10.22	Lucky - San Jose III	0.1%																8,520,000
Property	10.23	Save Mart - Roseville	0.1%																8,190,000
Property	10.24	Lucky - Vacaville I	0.1%																8,100,000
Property	10.25	Save Mart - Elk Grove	0.1%																7,800,000
Property	10.26	Save Mart - Fresno II	0.1%																7,540,000
Property	10.27	Lucky - Sand City	0.1%																6,960,000
Property	10.28	Lucky - Vacaville II	0.1%																6,610,000

A-1-5

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Pari Passu	Pari Passu
			% of			Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
Property			Initial Pool	ARD Loan	Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised
Flag	ID	Property Name	Balance	(Yes/No) (6)	Maturity Date	Service($) (8)	Service($) (8)	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (13)	Date	Value ($) (14)
Property	10.29	Lucky - Hayward	0.1%																6,560,000
Property	10.30	Save Mart - Kingsburg	0.1%																6,470,000
Property	10.31	Save Mart - Sacramento	0.1%																5,120,000
Property	10.32	Lucky - Santa Rosa	0.0%																4,870,000
Property	10.33	Save Mart - Jackson	0.0%																4,020,000
Loan	11	Lake Forest Gateway (37)	3.2%	No	05/06/2027	186,578	2,238,934			35	Springing Hard	Springing	No		1.34x	1.29x	0	6	52,540,000
Loan	12	Portola Hotel & Spa	3.1%	No	05/01/2027	120,150	1,441,801			119	Hard	Springing	No		3.92x	3.92x	0	1	101,400,000
Loan	13	50 West Liberty	3.0%	No	04/06/2027	176,450	2,117,402			22	Springing Hard	Springing	No		1.65x	1.44x	0	6	47,570,000
Loan	14	Columbus Park Crossing South (37)	2.5%	No	05/06/2027	146,444	1,757,334			23	Springing Hard	Springing	No		1.45x	1.40x	0	6	38,000,000
Loan	15	El Paseo Square (37)	2.4%	No	05/06/2027	137,222	1,646,668			0	Springing Hard	Springing	No		1.44x	1.40x	0	6	43,000,000
Loan	16	Faudree Ranch (37)	2.2%	No	06/01/2022	124,336	1,492,037			24	Springing Soft	Springing	No		1.71x	1.65x	0	1	37,980,000
Loan	17	LC Hamburg Farms	2.2%	No	05/01/2027	130,412	1,564,942			59	Springing Soft	Springing	No		1.30x	1.26x	0	1	33,341,250
Loan	18	Oregon City Shopping Center	2.0%	No	06/06/2027	81,745	980,937			120	Springing Hard	Springing	No	Yes - A	2.83x	2.53x	0	6	42,750,000
Loan	19	City Crossing	1.8%	No	04/01/2027	106,220	1,274,645			0	Hard	Springing	No		1.56x	1.41x	0	1	27,150,000
Loan	20	The Tides Building	1.8%	No	06/06/2027	70,617	847,399			120	Springing Hard	Springing	No		1.96x	1.95x	0	6	39,000,000
Loan	21	El Paso Industrial Portfolio (37)	1.6%	No	06/06/2027	92,599	1,111,188			36	Hard	Springing	No		1.70x	1.41x	0	6	25,200,000
Property	21.01	27 Spur Drive	0.4%
Property	21.02	26 Walter Jones	0.2%
Property	21.03	28 Walter Jones	0.2%
Property	21.04	25 Spur Drive	0.2%
Property	21.05	28 Spur Drive	0.2%
Property	21.06	24 Spur Drive	0.2%
Property	21.07	40 Butterfield Trail	0.1%
Property	21.08	42 Butterfield Trail	0.1%
Property	21.09	28 Butterfield Trail	0.0%
Loan	22	University Shopping Center	1.5%	No	03/01/2027	85,905	1,030,856			33	Springing Hard	Springing	No		1.53x	1.41x	5 (Once per year)	1	25,250,000
Loan	23	Santa Barbara Corporate Center	1.4%	No	05/06/2027	80,690	968,278			59	Hard	Springing	No		1.50x	1.34x	0	6	23,000,000
Loan	24	Hampton Inn Braintree	1.3%	No	06/06/2027	78,769	945,225			0	Hard	Springing	No		1.88x	1.67x	0	6	23,000,000
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	No	05/01/2022	70,073	840,874			23	Hard	Springing	No		1.99x	1.99x	0	1	20,500,000
Loan	26	2121 Ella Boulevard	1.1%	No	06/01/2022	66,753	801,036			24	Springing Soft	Springing	No		1.34x	1.31x	5 (Once per year)	1	19,200,000
Loan	27	Chateau at Flamingo	1.1%	No	06/06/2027	63,527	762,323			0	Springing Soft	Springing	No	Yes - A	1.21x	1.21x	0	6	16,620,000
Loan	28	El Monte Self Storage	1.0%	No	05/06/2027	60,472	725,669			0	Springing Soft	Springing	No		1.40x	1.38x	0	6	17,600,000
Loan	29	El Cajon Retail (37)	1.0%	No	05/06/2027	59,421	713,056			59	Hard	Springing	No		1.43x	1.33x	0	6	17,500,000
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	No	06/01/2024	57,026	684,316			36	Hard	Springing	No		2.05x	2.05x	0	1	18,000,000
Loan	31	Long Meadow Farms	0.9%	No	06/01/2027	54,126	649,512			0	Hard	Springing	No		1.61x	1.50x	0	1	14,930,000
Loan	32	2215 Broadway	0.9%	No	06/06/2027	53,621	643,453			0	Hard	Springing	No		1.41x	1.28x	0	6	18,400,000
Loan	33	Main Street Square	0.7%	No	05/01/2027	38,205	458,463			0	Hard	Springing	No		1.62x	1.47x	0	1	10,100,000
Loan	34	Union Hotel - Brooklyn	0.6%	No	06/06/2027	37,151	445,810			0	Hard	Springing	No		1.99x	1.83x	0	6	10,000,000
Loan	35	Aethercomm Building	0.6%	No	06/06/2027	26,720	320,643			120	Springing Hard	Springing	No		2.02x	2.00x	0	6	11,150,000
Loan	36	436 Bryant	0.6%	No	05/06/2027	22,971	275,651			119	Hard	Springing	No		2.34x	2.32x	0	6	10,680,000
Loan	37	Royal Palm Square	0.4%	No	06/01/2027	29,657	355,882			0	Hard	Springing	No		2.24x	1.92x	0	1	10,000,000
Loan	38	Andover Bay Apartments	0.4%	No	05/06/2027	27,178	326,139			0	Springing Soft	Springing	No		1.41x	1.37x	0	6	7,000,000
Loan	39	8333 Royal Ridge	0.4%	No	02/06/2027	23,883	286,592			32	Hard	Springing	No		1.89x	1.60x	0	6	6,550,000
Loan	40	Regency Apartments	0.3%	No	06/06/2027	18,608	223,300			0	Soft	Springing	No		1.69x	1.57x	0	6	4,900,000
Loan	41	2800 Sprouse	0.3%	No	06/06/2022	16,774	201,292			24	Hard	Springing	No		2.21x	1.91x	0	6	5,400,000
A-1-6

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Net
			% of		FIRREA	Cut-off									Rentable Area	Units	Loan per Net
Property			Initial Pool	Appraisal	Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units/	of	Rentable Area
Flag	ID	Property Name	Balance	As-of Date	(Yes/No)	Ratio (11)(12)(14)	Maturity or ARD (11)(12)(14)	Address	City	County	State	Zip Code	Built	Renovated	Rooms) (4)	Measure	(SF/Units/Rooms) ($) (4)(11)(12)
Loan	1	245 Park Avenue (35)(36)	8.3%	04/01/2017	Yes	48.9%	48.9%	245 Park Avenue	New York	New York	NY	10167	1965	2006	1,723,993	Sq. Ft.	626
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	Various	Yes	45.0%	45.0%	Various	Various	Various	Various	Various	Various	Various	5,296,943	Sq. Ft.	67
Property	2.01	BAE Facility	0.6%	02/22/2017	Yes			4300 Airport Expressway	Fort Wayne	Allen	IN	46809	2015	NAP	333,750	Sq. Ft.	88
Property	2.02	FedEx Ground (Stratford)	0.6%	02/24/2017	Yes			825 Lordship Boulevard	Stratford	Fairfield	CT	06615	2016	NAP	225,198	Sq. Ft.	126
Property	2.03	FedEx (Baltimore)	0.6%	02/27/2017	Yes			6021 Bethlehem Boulevard	Edgemere	Baltimore	MD	21219	2016	NAP	306,016	Sq. Ft.	85
Property	2.04	Harman Becker	0.4%	03/02/2017	Yes			30001 Cabot Drive	Novi	Oakland	MI	48377	2015	NAP	188,042	Sq. Ft.	110
Property	2.05	GE Aviation (Lafayette)	0.4%	02/22/2017	Yes			3720 US Highway 52 South	Lafayette	Tippecanoe	IN	47905	2015	NAP	306,406	Sq. Ft.	65
Property	2.06	GoDaddy	0.4%	02/24/2017	Yes			2155 East GoDaddy Way	Tempe	Maricopa	AZ	85284	2014	NAP	150,000	Sq. Ft.	117
Property	2.07	Carrier	0.4%	02/23/2017	Yes			16011 Applewhite Road	San Antonio	Bexar	TX	78264	2014	NAP	517,000	Sq. Ft.	33
Property	2.08	Emerus	0.3%	02/24/2017	Yes			8686 New Trails Drive	The Woodlands	Montgomery	TX	77381	2000	NAP	95,640	Sq. Ft.	147
Property	2.09	Cardinal Health	0.3%	02/21/2017	Yes			6000 Rosa Parks Boulevard	Detroit	Wayne	MI	48208	2015	NAP	275,951	Sq. Ft.	50
Property	2.10	Tyco Electronics	0.3%	02/27/2017	Yes			501 Shenandoah Drive	Shakopee	Scott	MN	55379	2014	NAP	176,648	Sq. Ft.	77
Property	2.11	FCA/Caterpillar	0.3%	02/22/2017	Yes			2348 FM 464	Seguin	Guadalupe	TX	78155	2012	NAP	300,000	Sq. Ft.	43
Property	2.12	FedEx Ground (Staunton)	0.2%	03/02/2017	Yes			7 Industry Way	Staunton	Staunton City	VA	24401	2016	NAP	225,198	Sq. Ft.	48
Property	2.13	Quad Packaging (Proteus)	0.2%	02/24/2017	Yes			1 & 3 World Packaging Circle	Franklin	Milwaukee	WI	53132	2006	NAP	205,000	Sq. Ft.	44
Property	2.14	Quad Packaging (Transpak)	0.2%	02/24/2017	Yes			2 & 4 World Packaging Circle	Franklin	Milwaukee	WI	53132	2006	NAP	218,000	Sq. Ft.	41
Property	2.15	T-Mobile Call Center	0.2%	02/23/2017	Yes			820 Tom Martin Drive	Birmingham	Jefferson	AL	35211	1996	2014	66,500	Sq. Ft.	125
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%	02/17/2017	Yes			1727 South Main Street	Dallas	Dallas	TX	75261	2008	NAP	150,975	Sq. Ft.	53
Property	2.17	Vatterott College	0.2%	02/15/2017	Yes			8580 Evans Avenue	Berkeley	Saint Louis	MO	63134	2007	NAP	90,000	Sq. Ft.	83
Property	2.18	Comcast	0.1%	02/24/2017	Yes			12645 Corporate Lakes Drive	Fort Myers	Lee	FL	33913	2008	NAP	57,260	Sq. Ft.	117
Property	2.19	Alfa Laval Plant	0.1%	02/24/2017	Yes			5400 International Trade Drive	Richmond	Henrico	VA	23231	1990	2005	180,252	Sq. Ft.	34
Property	2.20	LKQ (New Braunfels)	0.1%	02/22/2017	Yes			5545 Goodwin Lane	New Braunfels	Guadalupe	TX	78130	2016	NAP	98,771	Sq. Ft.	61
Property	2.21	Hitachi	0.1%	02/22/2017	Yes			1375 North 28th Avenue	Irving	Dallas	TX	75063	2000	2012	72,056	Sq. Ft.	80
Property	2.22	Cameron International	0.1%	02/21/2017	Yes			2503 South Main Street	Mansfield	Tioga	PA	16933	2013	NAP	75,000	Sq. Ft.	73
Property	2.23	Alliance Data Systems Office	0.1%	02/17/2017	Yes			220 West Schrock Road	Westerville	Franklin	OH	43081	1990	2005	100,800	Sq. Ft.	51
Property	2.24	Synchrony Financial	0.1%	02/22/2017	Yes			140 Wekiva Springs Road	Longwood	Seminole	FL	32779	1983	NAP	67,775	Sq. Ft.	71
Property	2.25	Baxalta (Barry Pointe)	0.1%	08/08/2017	Yes			9500 Northeast 82nd Terrace	Kansas City	Clay	MO	64158	2017	NAP	16,686	Sq. Ft.	222
Property	2.26	Baxalta (Casselberry)	0.1%	10/09/2017	Yes			1385 State Road 436	Casselberry	Seminole	FL	32707	2017	NAP	16,694	Sq. Ft.	211
Property	2.27	Baxalta (Mounds View)	0.1%	02/27/2017	Yes			2325 County Road 10	Mounds View	Ramsey	MN	55112	2015	NAP	16,694	Sq. Ft.	200
Property	2.28	Baxalta (Grand Rapids)	0.1%	02/20/2017	Yes			2670 East Paris Avenue Southeast	Grand Rapids	Kent	MI	49546	2014	NAP	16,694	Sq. Ft.	199
Property	2.29	Gerdau	0.1%	03/01/2017	Yes			4265 West Tompkins Avenue	Las Vegas	Clark	NV	89103	1986	2015	46,976	Sq. Ft.	71
Property	2.30	Baxalta (Wausau)	0.1%	02/17/2017	Yes			3201 Rib Mountain Drive	Wausau	Marathon	WI	54401	2015	NAP	16,694	Sq. Ft.	194
Property	2.31	Baxalta (Springfield)	0.1%	02/27/2017	Yes			1815 McCurry Road	Springfield	Greene	MO	65807	2015	NAP	16,694	Sq. Ft.	188
Property	2.32	LKQ (Salisbury)	0.1%	02/23/2017	Yes			1001 Carrier Drive	Charlotte	Mecklenburg	NC	28216	1960	2005	205,100	Sq. Ft.	15
Property	2.33	Baxalta (Ankeny)	0.1%	03/01/2017	Yes			725 Southeast Oralabor Road	Ankeny	Polk	IA	50021	2015	NAP	16,694	Sq. Ft.	178
Property	2.34	H&E Equipment Services (San Antonio)	0.1%	02/23/2017	Yes			5327 & 5423 Tex-Con Road	San Antonio	Bexar	TX	78220	2015	NAP	26,535	Sq. Ft.	98
Property	2.35	H&E Equipment Services (New Orleans)	0.1%	02/27/2017	Yes			4202 Almonaster Avenue	New Orleans	Orleans	LA	70126	2015	NAP	18,808	Sq. Ft.	130
Property	2.36	GE Aviation (Pompano)	0.0%	02/22/2017	Yes			2705 Gateway Drive	Pompano Beach	Broward	FL	33069	1985	2012	30,892	Sq. Ft.	74
Property	2.37	Saint-Gobain Warehouse	0.0%	02/17/2017	Yes			30 Sibley Drive	Russellville	Franklin	AL	35654	2009, 2014	NAP	102,950	Sq. Ft.	20
Property	2.38	H&E Equipment Services (Columbia)	0.0%	02/20/2017	Yes			1031 Buckner Park Drive	Columbia	Richland	SC	29203	2015	NAP	19,380	Sq. Ft.	106
Property	2.39	H&E Equipment Services (Yukon)	0.0%	02/20/2017	Yes			10700 Northwest 4th Street	Yukon	Canadian	OK	73099	2015	NAP	19,608	Sq. Ft.	103
Property	2.40	LKQ (Toledo)	0.0%	02/22/2017	Yes			6180 Hagman Road	Toledo	Lucas	OH	43612	1975, 2012	2013	207,998	Sq. Ft.	10
Property	2.41	H&E Equipment Services (Greer)	0.0%	02/17/2017	Yes			585 Brookshire Road	Greer	Spartanburg	SC	29651	2015	NAP	19,608	Sq. Ft.	101
Loan	3	Olympic Tower (35)(36)	7.1%	04/01/2017	Yes	32.2%	32.2%	645, 647 & 651 Fifth Avenue and 10 East 52nd Street	New York	New York	NY	10022	1905, 1930, 1973	NAP	525,372	Sq. Ft.	1,163
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	04/23/2017	Yes	60.4%	60.4%	Various	Various	Various	Various	Various	Various	Various	6,366	Rooms	90,680
Property	4.01	Larkspur Landing Sunnyvale	0.4%	04/23/2017	Yes			748 North Mathilda Avenue	Sunnyvale	Santa Clara	CA	94085	2000	NAP	126	Rooms	270,381
Property	4.02	Larkspur Landing Milpitas	0.4%	04/23/2017	Yes			40 Ranch Drive	Milpitas	Santa Clara	CA	95035	1998	NAP	124	Rooms	231,501
Property	4.03	Larkspur Landing Campbell	0.3%	04/23/2017	Yes			550 West Hamilton Avenue	Campbell	Santa Clara	CA	95008	2000	NAP	117	Rooms	215,730
Property	4.04	Larkspur Landing San Francisco	0.3%	04/23/2017	Yes			690 Gateway Boulevard	South San Francisco	San Mateo	CA	94080	1999	NAP	111	Rooms	187,333
Property	4.05	Larkspur Landing Pleasanton	0.2%	04/23/2017	Yes			5535 Johnson Drive	Pleasanton	Alameda	CA	94588	1997	NAP	124	Rooms	164,002
Property	4.06	Larkspur Landing Bellevue	0.2%	04/23/2017	Yes			15805 Southeast 37th Street	Bellevue	King	WA	98006	1998	NAP	126	Rooms	143,754
Property	4.07	Larkspur Landing Sacramento	0.2%	04/23/2017	Yes			555 Howe Avenue	Sacramento	Sacramento	CA	95825	1998	NAP	124	Rooms	109,159
Property	4.08	Hampton Inn Ann Arbor North	0.2%	04/23/2017	Yes			2300 Green Road	Ann Arbor	Washtenaw	MI	48105	1988	2015	129	Rooms	102,393
Property	4.09	Larkspur Landing Hillsboro	0.2%	04/23/2017	Yes			3133 Northeast Shute Road	Hillsboro	Washington	OR	97124	1997	NAP	124	Rooms	106,522
Property	4.10	Larkspur Landing Renton	0.2%	04/23/2017	Yes			1701 East Valley Road	Renton	King	WA	98057	1998	NAP	127	Rooms	102,976
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	04/23/2017	Yes			1311 Wet N Wild Way	Arlington	Tarrant	TX	76011	2008	2013	147	Rooms	85,407
Property	4.12	Residence Inn Toledo Maumee	0.2%	04/23/2017	Yes			1370 Arrowhead Drive	Maumee	Lucas	OH	43537	2008	2016	108	Rooms	115,038
Property	4.13	Residence Inn Williamsburg	0.1%	04/23/2017	Yes			1648 Richmond Road	Williamsburg	Williamsburg City	VA	23185	1999	2012	108	Rooms	110,194
Property	4.14	Hampton Inn Suites Waco South	0.1%	04/23/2017	Yes			2501 Marketplace Drive	Waco	McLennan	TX	76711	2008	2013	123	Rooms	89,313
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	04/23/2017	Yes			447 Farmington Avenue	Louisville	Jefferson	KY	40209	2008	NAP	106	Rooms	101,786
Property	4.16	Courtyard Tyler	0.1%	04/23/2017	Yes			7424 South Broadway Avenue	Tyler	Smith	TX	75703	2010	2016	121	Rooms	87,547
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	04/23/2017	Yes			50 Raritan Center Parkway	Edison	Middlesex	NJ	08837	2002	2014	132	Rooms	80,251
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%	04/23/2017	Yes			420 Inwood Avenue North	Oakdale	Washington	MN	55128	2005	2013	116	Rooms	90,193
Property	4.19	Residence Inn Grand Rapids West	0.1%	04/23/2017	Yes			3451 Rivertown Point Court Southwest	Grandville	Kent	MI	49418	2000	2017	90	Rooms	114,795
Property	4.20	Peoria, AZ Residence Inn	0.1%	04/23/2017	Yes			8435 West Paradise Lane	Peoria	Maricopa	AZ	85382	1998	2013	90	Rooms	114,069
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%	04/23/2017	Yes			320 South Towanda Avenue	Normal	McLean	IL	61761	2007	2015	128	Rooms	79,694
Property	4.22	Courtyard Chico	0.1%	04/23/2017	Yes			2481 Carmichael Drive	Chico	Butte	CA	95928	2005	2015	90	Rooms	111,163
Property	4.23	Hampton Inn Suites Kokomo	0.1%	04/23/2017	Yes			2920 South Reed Road	Kokomo	Howard	IN	46902	1997	2013	105	Rooms	92,168
Property	4.24	Hampton Inn Suites South Bend	0.1%	04/23/2017	Yes			52709 State Road 933	South Bend	Saint Joseph	IN	46637	1997	2014	117	Rooms	82,715
Property	4.25	Courtyard Wichita Falls	0.1%	04/23/2017	Yes			3800 Tarry Street	Wichita Falls	Wichita	TX	76308	2009	2017	93	Rooms	99,139
Property	4.26	Hampton Inn Morehead	0.1%	04/23/2017	Yes			4035 Arendell Street	Morehead City	Carteret	NC	28557	1991	2017	118	Rooms	75,919
Property	4.27	Residence Inn Chico	0.1%	04/23/2017	Yes			2485 Carmichael Drive	Chico	Butte	CA	95928	2005	2014	78	Rooms	111,498
Property	4.28	Courtyard Lufkin	0.1%	04/23/2017	Yes			2130 South First Street	Lufkin	Angelina	TX	75901	2009	2017	101	Rooms	82,223
Property	4.29	Hampton Inn Carlisle	0.1%	04/23/2017	Yes			1164 Harrisburg Pike	Carlisle	Cumberland	PA	17013	1997	2014	97	Rooms	84,939
Property	4.30	Springhill Suites Williamsburg	0.1%	04/23/2017	Yes			1644 Richmond Road	Williamsburg	Williamsburg City	VA	23185	2002	2012	120	Rooms	68,659
Property	4.31	Fairfield Inn Bloomington	0.1%	04/23/2017	Yes			120 South Fairfield Drive	Bloomington	Monroe	IN	47404	1995	2015	105	Rooms	77,845
Property	4.32	Waco Residence Inn	0.1%	04/23/2017	Yes			501 South University	Waco	McLennan	TX	76706	1997	2012	78	Rooms	102,276
Property	4.33	Holiday Inn Express Fishers	0.1%	04/23/2017	Yes			9791 North by Northeast Boulevard	Fishers	Hamilton	IN	46037	2000	2012	115	Rooms	64,821

A-1-7

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Net
			% of		FIRREA	Cut-off									Rentable Area	Units	Loan per Net
Property			Initial Pool	Appraisal	Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units/	of	Rentable Area
Flag	ID	Property Name	Balance	As-of Date	(Yes/No)	Ratio (11)(12)(14)	Maturity or ARD (11)(12)(14)	Address	City	County	State	Zip Code	Built	Renovated	Rooms) (4)	Measure	(SF/Units/Rooms) ($) (4)(11)(12)
Property	4.34	Larkspur Landing Folsom	0.1%	04/23/2017	Yes			121 Iron Point Road	Folsom	Sacramento	CA	95630	2000	NAP	84	Rooms	86,408
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%	04/23/2017	Yes			4305 Weaver Parkway	Warrenville	DuPage	IL	60555	1997	2013	128	Rooms	53,640
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	04/23/2017	Yes			3025 Northeast Loop 286	Paris	Lamar	TX	75460	2009	NAP	84	Rooms	80,959
Property	4.37	Toledo Homewood Suites	0.1%	04/23/2017	Yes			1410 Arrowhead Drive	Maumee	Lucas	OH	43537	1997	2014	78	Rooms	87,186
Property	4.38	Grand Rapids Homewood Suites	0.1%	04/23/2017	Yes			3920 Stahl Drive	Grand Rapids	Kent	MI	49546	1997	2013	78	Rooms	84,671
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	04/23/2017	Yes			1415 Stillwater Avenue	Cheyenne	Laramie	WY	82009	1994	2013	60	Rooms	102,444
Property	4.40	Fairfield Inn Laurel	0.1%	04/23/2017	Yes			13700 Baltimore Avenue	Laurel	Prince Georges	MD	20707	1988	2013	109	Rooms	56,391
Property	4.41	Courtyard Akron Stow	0.1%	04/23/2017	Yes			4047 Bridgewater Parkway	Stow	Summit	OH	44224	2005	2014	101	Rooms	59,563
Property	4.42	Larkspur Landing Roseville	0.1%	04/23/2017	Yes			1931 Taylor Road	Roseville	Placer	CA	95661	1999	NAP	90	Rooms	63,210
Property	4.43	Towneplace Suites Bloomington	0.1%	04/23/2017	Yes			105 South Franklin Road	Bloomington	Monroe	IN	47404	2000	2013	83	Rooms	68,541
Property	4.44	Hampton Inn Danville	0.1%	04/23/2017	Yes			97 Old Valley School Road	Danville	Montour	PA	17821	1998	2013	71	Rooms	79,204
Property	4.45	Holiday Inn Norwich	0.1%	04/23/2017	Yes			10 Laura Boulevard	Norwich	New London	CT	06360	1975	2013	135	Rooms	41,171
Property	4.46	Hampton Inn Suites Longview North	0.1%	04/23/2017	Yes			3044 North Eastman Road	Longview	Gregg	TX	75605	2008	2013	91	Rooms	60,360
Property	4.47	Springhill Suites Peoria Westlake	0.1%	04/23/2017	Yes			2701 West Lake Avenue	Peoria	Peoria	IL	61615	2000	2013	124	Rooms	44,296
Property	4.48	Hampton Inn Suites Buda	0.1%	04/23/2017	Yes			1201 Cabelas Drive	Buda	Hays	TX	78610	2008	NAP	74	Rooms	73,343
Property	4.49	Shawnee Hampton Inn	0.1%	04/23/2017	Yes			4851 North Kickapoo	Shawnee	Pottawatomie	OK	74804	1996	2013	63	Rooms	86,148
Property	4.50	Racine Fairfield Inn	0.1%	04/23/2017	Yes			6421 Washington Avenue	Racine	Racine	WI	53406	1991	2016	62	Rooms	85,429
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	04/23/2017	Yes			3 Stetler Avenue	Shamokin Dam	Snyder	PA	17876	1996	2013	75	Rooms	68,877
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	04/23/2017	Yes			300 Tanger Drive	Terrell	Kaufman	TX	75160	2007	2013	68	Rooms	72,121
Property	4.53	Westchase Homewood Suites	0.1%	04/23/2017	Yes			2424 Rogerdale Road	Houston	Harris	TX	77042	1998	2016	96	Rooms	49,446
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	04/23/2017	Yes			2421 East Southeast Loop 323	Tyler	Smith	TX	75701	2000	2015	88	Rooms	53,501
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	04/23/2017	Yes			148 Interstate 45 South	Huntsville	Walker	TX	77340	2008	2013	87	Rooms	51,861
Property	4.56	Hampton Inn Sweetwater	0.1%	04/23/2017	Yes			302 Southeast Georgia Avenue	Sweetwater	Nolan	TX	79556	2009	NAP	72	Rooms	57,216
Property	4.57	Comfort Suites Buda Austin South	0.0%	04/23/2017	Yes			15295 South Interstate 35 Building 800	Buda	Hays	TX	78610	2009	NAP	72	Rooms	48,134
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	04/23/2017	Yes			175 Alford Drive	Weatherford	Parker	TX	76087	2009	2016	86	Rooms	38,017
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	04/23/2017	Yes			2812 East Broadway	Altus	Jackson	OK	73521	2008	2013	68	Rooms	38,961
Property	4.60	Comfort Inn & Suites Paris	0.0%	04/23/2017	Yes			3035 Northeast Loop 286	Paris	Lamar	TX	75460	2009	NAP	56	Rooms	42,036
Property	4.61	Hampton Inn Suites Decatur	0.0%	04/23/2017	Yes			110 South Highway 81/287	Decatur	Wise	TX	76234	2008	2013	74	Rooms	30,441
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	04/23/2017	Yes			5210 Crossroads Parkway	Texarkana	Miller	AR	71854	2009	NAP	88	Rooms	23,705
Property	4.63	Mankato Fairfield Inn	0.0%	04/23/2017	Yes			141 Apache Place	Mankato	Blue Earth	MN	56001	1997	2016	61	Rooms	30,645
Property	4.64	Candlewood Suites Texarkana	0.0%	04/23/2017	Yes			2901 South Cowhorn Creek Loop	Texarkana	Bowie	TX	75503	2009	2014	80	Rooms	18,066
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	04/23/2017	Yes			20611 Highway 59	Humble	Harris	TX	77338	2001	2017	62	Rooms	22,139
Loan	5	Vineyards at Forest Edge	6.0%	03/10/2017	Yes	69.5%	56.6%	9669 Forest Lane	Dallas	Dallas	TX	75243	1983, 1984	2015	1,218	Units	55,920
Loan	6	211 Main Street (35)	5.3%	03/13/2017	Yes	57.9%	57.9%	211 Main Street	San Francisco	San Francisco	CA	94105	1973	1998	417,266	Sq. Ft.	408
Loan	7	740 Madison (35)	4.4%	03/13/2017	Yes	60.0%	60.0%	740 Madison Avenue	New York	New York	NY	10065	1920	2017	33,176	Sq. Ft.	2,713
Loan	8	Wilmont	4.2%	06/01/2017	Yes	65.1%	65.1%	3200 Wilshire Boulevard & 695 South Vermont Avenue	Los Angeles	Los Angeles	CA	90010	1961, 1971	NAP	401,860	Sq. Ft.	118
Loan	9	iStar Leased Fee Portfolio (35)	4.0%	Various	Yes	65.6%	65.6%	Various	Various	Various	Various	Various	Various	Various	3,410,111	Sq. Ft.	NAP
Property	9.01	Hilton Salt Lake	1.0%	02/20/2017	Yes			255 South West Temple	Salt Lake City	Salt Lake	UT	84101	1982	2012	425,000	Sq. Ft.	NAP
Property	9.02	DoubleTree Seattle Airport	0.7%	02/27/2017	Yes			18740 International Boulevard	SeaTac	King	WA	98188	1969-1983	2015	579,432	Sq. Ft.	NAP
Property	9.03	DoubleTree Mission Valley	0.7%	02/16/2017	Yes			7450 Hazard Center Drive	San Diego	San Diego	CA	92108	1990	NAP	236,745	Sq. Ft.	NAP
Property	9.04	One Ally Center	0.6%	02/23/2017	Yes			500 Woodward Avenue	Detroit	Wayne	MI	48226	1992	NAP	957,355	Sq. Ft.	NAP
Property	9.05	DoubleTree Sonoma	0.3%	02/15/2017	Yes			1 Doubletree Drive	Rohnert Park	Sonoma	CA	94928	1987	NAP	213,000	Sq. Ft.	NAP
Property	9.06	DoubleTree Durango	0.3%	02/17/2017	Yes			501 Camino Del Rio	Durango	La Plata	CO	81301	1986	2017	132,384	Sq. Ft.	NAP
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%	02/22/2017	Yes			4150 Deputy Bill Cantrell Memorial Road	Cumming	Forsyth	GA	30040	2017	NAP	92,573	Sq. Ft.	NAP
Property	9.08	NASA/JPSS Headquarters	0.1%	02/15/2017	Yes			7700-7720 Hubble Drive	Lanham	Prince George’s	MD	20706	1994	NAP	120,000	Sq. Ft.	NAP
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%	02/20/2017	Yes			2101 North Stemmons Freeway	Dallas	Dallas	TX	75207	1989	2017	178,331	Sq. Ft.	NAP
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%	02/20/2017	Yes			2150 Market Center Boulevard	Dallas	Dallas	TX	75207	1989	2016	158,805	Sq. Ft.	NAP
Property	9.11	The Buckler Apartments	0.1%	02/17/2017	Yes			401 West Michigan Street	Milwaukee	Milwaukee	WI	53203	1977	2016	212,486	Sq. Ft.	NAP
Property	9.12	Lock-Up Self Storage Facility	0.0%	02/21/2017	Yes			221 American Boulevard West	Bloomington	Hennepin	MN	55420	2008	NAP	104,000	Sq. Ft.	NAP
Loan	10	Save Mart Portfolio (35)(37)	3.5%	Various	Yes	38.1%	38.1%	Various	Various	Various	CA	Various	Various	Various	1,733,239	Sq. Ft.	80
Property	10.01	Lucky - San Francisco	0.2%	02/10/2017	Yes			1515 Sloat Boulevard	San Francisco	San Francisco	CA	94132	1993	NAP	49,188	Sq. Ft.	198
Property	10.02	Lucky - San Bruno	0.2%	02/10/2017	Yes			1322 El Camino Real	San Bruno	San Mateo	CA	94066	1989	NAP	56,280	Sq. Ft.	168
Property	10.03	Lucky California - Daly City	0.2%	02/10/2017	Yes			6843 Mission Street	Daly City	San Mateo	CA	94015	1996	NAP	61,881	Sq. Ft.	152
Property	10.04	Lucky - San Jose I	0.2%	02/08/2017	Yes			3270 South White Road	San Jose	Santa Clara	CA	95148	1985	NAP	52,659	Sq. Ft.	112
Property	10.05	Lucky - San Jose II	0.1%	02/08/2017	Yes			565 West Capitol Expressway	San Jose	Santa Clara	CA	95136	1996	NAP	59,907	Sq. Ft.	95
Property	10.06	Lucky - San Leandro	0.1%	02/10/2017	Yes			1300 Fairmont Drive	San Leandro	Alameda	CA	94578	1982	NAP	58,526	Sq. Ft.	96
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%	02/10/2017	Yes			1003 East Bidwell Street	Folsom	Sacramento	CA	95630	1990	NAP	49,517	Sq. Ft.	108
Property	10.08	Lucky - Concord	0.1%	02/10/2017	Yes			5190 Clayton Road	Concord	Contra Costa	CA	94521	2000	NAP	61,447	Sq. Ft.	83
Property	10.09	FoodMaxx - Antioch	0.1%	02/10/2017	Yes			4500 Lone Tree Way	Antioch	Contra Costa	CA	94531	1996	NAP	60,154	Sq. Ft.	77
Property	10.10	Lucky - Hollister	0.1%	02/08/2017	Yes			291 McCray Street	Hollister	San Benito	CA	95023	1995	NAP	62,078	Sq. Ft.	73
Property	10.11	Save Mart - Modesto	0.1%	02/10/2017	Yes			801 Oakdale Road	Modesto	Stanislaus	CA	95355	2001	NAP	54,605	Sq. Ft.	80
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%	02/08/2017	Yes			1223 North Davis Road	Salinas	Monterey	CA	93907	1997	2012	62,246	Sq. Ft.	70
Property	10.13	Save Mart - Clovis	0.1%	02/10/2017	Yes			1157 North Willow Street	Clovis	Fresno	CA	93611	2002	NAP	50,918	Sq. Ft.	84
Property	10.14	Save Mart - Grass Valley	0.1%	02/10/2017	Yes			2054 Nevada City Highway	Grass Valley	Nevada	CA	95945	1990	NAP	43,737	Sq. Ft.	97
Property	10.15	FoodMaxx - Sacramento	0.1%	02/10/2017	Yes			3291 Truxel Road	Sacramento	Sacramento	CA	95833	1987	2012	51,316	Sq. Ft.	77
Property	10.16	Lucky - Hayward I	0.1%	02/10/2017	Yes			25151 Santa Clara Street	Hayward	Alameda	CA	94544	1990	NAP	45,579	Sq. Ft.	86
Property	10.17	Save Mart - Auburn	0.1%	02/10/2017	Yes			386 Elm Avenue	Auburn	Placer	CA	95603	1980	1996	43,768	Sq. Ft.	87
Property	10.18	Save Mart - Tracy	0.1%	02/10/2017	Yes			875 South Tracy Boulevard	Tracy	San Joaquin	CA	95376	1997	NAP	62,236	Sq. Ft.	58
Property	10.19	S-Mart - Lodi	0.1%	02/10/2017	Yes			530 West Lodi Avenue	Lodi	San Joaquin	CA	95240	1996	NAP	50,342	Sq. Ft.	68
Property	10.20	Save Mart - Chico	0.1%	02/10/2017	Yes			146 West East Avenue	Chico	Butte	CA	95926	1989	2001	42,294	Sq. Ft.	80
Property	10.21	Save Mart - Fresno I	0.1%	02/10/2017	Yes			5750 North First Street	Fresno	Fresno	CA	93710	1994	NAP	58,360	Sq. Ft.	58
Property	10.22	Lucky - San Jose III	0.1%	02/08/2017	Yes			2027 Camden Avenue	San Jose	Santa Clara	CA	95124	1990	NAP	49,103	Sq. Ft.	67
Property	10.23	Save Mart - Roseville	0.1%	02/10/2017	Yes			5060 Foothills Boulevard	Roseville	Placer	CA	95678	1995	NAP	53,248	Sq. Ft.	59
Property	10.24	Lucky - Vacaville I	0.1%	02/10/2017	Yes			777 East Monte Vista Avenue	Vacaville	Solano	CA	95688	1988	NAP	42,630	Sq. Ft.	73
Property	10.25	Save Mart - Elk Grove	0.1%	02/10/2017	Yes			9160 Elk Grove Florin Road	Elk Grove	Sacramento	CA	95624	1994	NAP	45,641	Sq. Ft.	66
Property	10.26	Save Mart - Fresno II	0.1%	02/10/2017	Yes			4043 West Clinton Avenue	Fresno	Fresno	CA	93722	1996	NAP	50,245	Sq. Ft.	58
Property	10.27	Lucky - Sand City	0.1%	02/08/2017	Yes			2000 California Avenue	Sand City	Monterey	CA	93955	1996	NAP	62,501	Sq. Ft.	43
Property	10.28	Lucky - Vacaville II	0.1%	02/10/2017	Yes			1979 Peabody Road	Vacaville	Solano	CA	95687	2003	NAP	44,745	Sq. Ft.	57

A-1-8

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Net
			% of		FIRREA	Cut-off									Rentable Area	Units	Loan per Net
Property			Initial Pool	Appraisal	Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units/	of	Rentable Area
Flag	ID	Property Name	Balance	As-of Date	(Yes/No)	Ratio (11)(12)(14)	Maturity or ARD (11)(12)(14)	Address	City	County	State	Zip Code	Built	Renovated	Rooms) (4)	Measure	(SF/Units/Rooms) ($) (4)(11)(12)
Property	10.29	Lucky - Hayward	0.1%	02/10/2017	Yes			22555 Mission Boulevard	Hayward	Alameda	CA	94541	2001	NAP	61,454	Sq. Ft.	41
Property	10.30	Save Mart - Kingsburg	0.1%	02/10/2017	Yes			909 Sierra Street	Kingsburg	Fresno	CA	93631	1999	NAP	41,368	Sq. Ft.	60
Property	10.31	Save Mart - Sacramento	0.1%	02/10/2017	Yes			7960 Gerber Road	Sacramento	Sacramento	CA	95828	1990	NAP	49,629	Sq. Ft.	40
Property	10.32	Lucky - Santa Rosa	0.0%	02/10/2017	Yes			150 Bicentennial Way	Santa Rosa	Sonoma	CA	95403	1998	NAP	55,044	Sq. Ft.	34
Property	10.33	Save Mart - Jackson	0.0%	02/10/2017	Yes			11980 State Highway 88	Jackson	Amador	CA	95642	1994	NAP	40,593	Sq. Ft.	14
Loan	11	Lake Forest Gateway (37)	3.2%	11/05/2016	Yes	68.7%	60.4%	23592 Rockfield Boulevard	Lake Forest	Orange	CA	92630	1973, 2010, 2015	2016	77,710	Sq. Ft.	465
Loan	12	Portola Hotel & Spa	3.1%	03/21/2017	Yes	34.5%	34.5%	2 Portola Plaza	Monterey	Monterey	CA	93940	1978	2017	379	Rooms	92,348
Loan	13	50 West Liberty	3.0%	02/17/2017	Yes	72.5%	62.1%	50 West Liberty Street	Reno	Washoe	NV	89501	1980	2015	244,449	Sq. Ft.	141
Loan	14	Columbus Park Crossing South (37)	2.5%	03/07/2017	Yes	75.0%	64.3%	5550 Whittlesey Boulevard	Columbus	Muscogee	GA	31909	2006	NAP	225,628	Sq. Ft.	126
Loan	15	El Paseo Square (37)	2.4%	03/24/2017	Yes	63.9%	51.5%	73-400-73-470 El Paseo and 73-401-73-411 & 73-496 Highway 111	Palm Desert	Riverside	CA	92260	1973, 2002, 2003, 2016	2016	74,821	Sq. Ft.	367
Loan	16	Faudree Ranch (37)	2.2%	04/12/2017	Yes	66.2%	62.8%	2741 Faudree Road	Odessa	Midland	TX	79765	2014	NAP	300	Units	83,750
Loan	17	LC Hamburg Farms	2.2%	03/16/2017	Yes	75.0%	68.9%	2498 Aristocracy Circle	Lexington	Fayette	KY	40509	2005	NAP	221	Units	113,122
Loan	18	Oregon City Shopping Center	2.0%	03/01/2017	Yes	52.6%	52.6%	1900 & 1926 Southeast McLoughlin Boulevard	Oregon City	Clackamas	OR	97045	1963	2000	247,898	Sq. Ft.	91
Loan	19	City Crossing	1.8%	12/21/2016	Yes	74.8%	61.2%	2620 Watson Boulevard	Warner Robins	Houston	GA	31093	2002	NAP	190,851	Sq. Ft.	106
Loan	20	The Tides Building	1.8%	04/07/2017	Yes	51.3%	51.3%	331 Santa Monica Boulevard	Santa Monica	Los Angeles	CA	90401	2003	NAP	36,535	Sq. Ft.	547
Loan	21	El Paso Industrial Portfolio (37)	1.6%	03/09/2017	Yes	71.4%	62.7%	Various	El Paso	El Paso	TX	79906	Various	NAP	658,540	Sq. Ft.	27
Property	21.01	27 Spur Drive	0.4%	03/09/2017	Yes			27 Spur Drive	El Paso	El Paso	TX	79906	1986	NAP	162,911	Sq. Ft.	26
Property	21.02	26 Walter Jones	0.2%	03/09/2017	Yes			26 Walter Jones Boulevard	El Paso	El Paso	TX	79906	1997	NAP	93,360	Sq. Ft.	29
Property	21.03	28 Walter Jones	0.2%	03/09/2017	Yes			28 Walter Jones Boulevard	El Paso	El Paso	TX	79906	1997	NAP	80,001	Sq. Ft.	30
Property	21.04	25 Spur Drive	0.2%	03/09/2017	Yes			25 Spur Drive	El Paso	El Paso	TX	79906	1986	NAP	89,421	Sq. Ft.	25
Property	21.05	28 Spur Drive	0.2%	03/09/2017	Yes			28 Spur Drive	El Paso	El Paso	TX	79906	1987	NAP	78,121	Sq. Ft.	28
Property	21.06	24 Spur Drive	0.2%	03/09/2017	Yes			24 Spur Drive	El Paso	El Paso	TX	79906	1988	NAP	72,925	Sq. Ft.	29
Property	21.07	40 Butterfield Trail	0.1%	03/09/2017	Yes			40 Butterfield Trail Boulevard	El Paso	El Paso	TX	79906	1989	NAP	33,339	Sq. Ft.	27
Property	21.08	42 Butterfield Trail	0.1%	03/09/2017	Yes			42 Butterfield Trail Boulevard	El Paso	El Paso	TX	79906	1989	NAP	37,662	Sq. Ft.	24
Property	21.09	28 Butterfield Trail	0.0%	03/09/2017	Yes			28 Butterfield Trail Boulevard	El Paso	El Paso	TX	79906	1990	NAP	10,800	Sq. Ft.	37
Loan	22	University Shopping Center	1.5%	10/20/2016	Yes	66.8%	58.6%	1901-1913 Texas Avenue South	College Station	Brazos	TX	77840	2001	NAP	170,225	Sq. Ft.	99
Loan	23	Santa Barbara Corporate Center	1.4%	03/15/2017	Yes	69.6%	63.6%	5383 Hollister Avenue	Goleta	Santa Barbara	CA	93111	1996	NAP	81,871	Sq. Ft.	195
Loan	24	Hampton Inn Braintree	1.3%	01/01/2019	Yes	65.7%	53.5%	215 Wood Road	Braintree	Norfolk	MA	02184	2001	2013	103	Rooms	146,602
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	12/01/2016	Yes	65.0%	62.0%	4501 Eastgate Boulevard	Cincinnati	Clermont	OH	45245	1983	2010	212	Rooms	62,854
Loan	26	2121 Ella Boulevard	1.1%	04/13/2017	Yes	65.9%	62.9%	2121 Ella Boulevard	Houston	Harris	TX	77008	2015	NAP	121	Units	104,545
Loan	27	Chateau at Flamingo	1.1%	05/04/2017	Yes	74.9%	60.7%	6570 West Flamingo Road	Las Vegas	Clark	NV	89103	1992	NAP	136	Units	91,544
Loan	28	El Monte Self Storage	1.0%	03/14/2017	Yes	67.5%	54.7%	11310 Stewart Street	El Monte	Los Angeles	CA	91731	2007	NAP	120,946	Sq. Ft.	98
Loan	29	El Cajon Retail (37)	1.0%	03/15/2017	Yes	66.9%	61.2%	1043-1099 East Main Street	El Cajon	San Diego	CA	92021	1976	NAP	75,328	Sq. Ft.	155
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	04/01/2017	Yes	62.6%	58.4%	1014 Ashes Drive	Wilmington	New Hanover	NC	28405	2015	NAP	120	Rooms	93,900
Loan	31	Long Meadow Farms	0.9%	03/27/2017	Yes	69.7%	56.8%	7035 West Grand Parkway South	Richmond	Fort Bend	TX	77407	2015	NAP	39,175	Sq. Ft.	265
Loan	32	2215 Broadway	0.9%	03/27/2017	Yes	54.3%	44.7%	2215 Broadway Street	Redwood City	San Mateo	CA	94063	1928	2014	39,662	Sq. Ft.	252
Loan	33	Main Street Square	0.7%	03/23/2017	Yes	72.9%	59.4%	7800 South US Highway 17/92	Fern Park	Seminole	FL	32730	1988	2012	108,509	Sq. Ft.	68
Loan	34	Union Hotel - Brooklyn	0.6%	03/01/2017	Yes	70.0%	57.4%	611 Degraw Street	Brooklyn	Kings	NY	11217	2011	2017	42	Rooms	166,667
Loan	35	Aethercomm Building	0.6%	04/10/2017	Yes	61.8%	61.8%	3205 Lionshead Avenue	Carlsbad	San Diego	CA	92010	2009	NAP	47,850	Sq. Ft.	144
Loan	36	436 Bryant	0.6%	04/08/2017	Yes	58.5%	58.5%	436 Bryant Street	San Francisco	San Francisco	CA	94107	1908	2016	8,023	Sq. Ft.	779
Loan	37	Royal Palm Square	0.4%	03/15/2017	Yes	50.0%	42.3%	1400 Colonial Boulevard	Fort Myers	Lee	FL	33907	1981	2016	144,019	Sq. Ft.	35
Loan	38	Andover Bay Apartments	0.4%	01/27/2017	Yes	71.4%	58.9%	7450 39th Place North	St. Petersburg	Pinellas	FL	33709	2008, 2011, 2015, 2016	NAP	45	Units	110,996
Loan	39	8333 Royal Ridge	0.4%	01/03/2017	Yes	68.7%	60.7%	8333 Royal Ridge Parkway	Irving	Dallas	TX	75063	2000	NAP	44,104	Sq. Ft.	102
Loan	40	Regency Apartments	0.3%	03/17/2017	Yes	69.1%	57.2%	251 Andrews Street	Massena	Saint Lawrence	NY	13662	1978	2016	88	Units	38,466
Loan	41	2800 Sprouse	0.3%	01/19/2017	Yes	57.4%	54.9%	2800 Sprouse Drive	Richmond	Henrico	VA	23231	1985	1999	148,877	Sq. Ft.	21
A-1-9

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of						Second Most	Second	Second	Second	Third Most	Third	Third	Third
Property			Initial Pool	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF
Flag	ID	Property Name	Balance	(# of payments) (15)(16)(17)	Statements Date (25)	EGI ($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Debt Yield (11)(12)	Debt Yield (11)(12)
Loan	1	245 Park Avenue (35)(36)	8.3%	L(24), D(92), O(4)	03/31/2017	168,887,445	61,210,770	107,676,675	12/31/2016	167,638,950	60,922,988	106,715,962	12/31/2015	160,661,057	57,993,351	102,667,706	10.7%	10.1%
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	L(24), DorYM1(56), O(4)													14.1%	12.8%
Property	2.01	BAE Facility	0.6%
Property	2.02	FedEx Ground (Stratford)	0.6%
Property	2.03	FedEx (Baltimore)	0.6%
Property	2.04	Harman Becker	0.4%
Property	2.05	GE Aviation (Lafayette)	0.4%
Property	2.06	GoDaddy	0.4%
Property	2.07	Carrier	0.4%
Property	2.08	Emerus	0.3%
Property	2.09	Cardinal Health	0.3%
Property	2.10	Tyco Electronics	0.3%
Property	2.11	FCA/Caterpillar	0.3%
Property	2.12	FedEx Ground (Staunton)	0.2%
Property	2.13	Quad Packaging (Proteus)	0.2%
Property	2.14	Quad Packaging (Transpak)	0.2%
Property	2.15	T-Mobile Call Center	0.2%
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%
Property	2.17	Vatterott College	0.2%
Property	2.18	Comcast	0.1%
Property	2.19	Alfa Laval Plant	0.1%
Property	2.20	LKQ (New Braunfels)	0.1%
Property	2.21	Hitachi	0.1%
Property	2.22	Cameron International	0.1%
Property	2.23	Alliance Data Systems Office	0.1%
Property	2.24	Synchrony Financial	0.1%
Property	2.25	Baxalta (Barry Pointe)	0.1%
Property	2.26	Baxalta (Casselberry)	0.1%
Property	2.27	Baxalta (Mounds View)	0.1%
Property	2.28	Baxalta (Grand Rapids)	0.1%
Property	2.29	Gerdau	0.1%
Property	2.30	Baxalta (Wausau)	0.1%
Property	2.31	Baxalta (Springfield)	0.1%
Property	2.32	LKQ (Salisbury)	0.1%
Property	2.33	Baxalta (Ankeny)	0.1%
Property	2.34	H&E Equipment Services (San Antonio)	0.1%
Property	2.35	H&E Equipment Services (New Orleans)	0.1%
Property	2.36	GE Aviation (Pompano)	0.0%
Property	2.37	Saint-Gobain Warehouse	0.0%
Property	2.38	H&E Equipment Services (Columbia)	0.0%
Property	2.39	H&E Equipment Services (Yukon)	0.0%
Property	2.40	LKQ (Toledo)	0.0%
Property	2.41	H&E Equipment Services (Greer)	0.0%
Loan	3	Olympic Tower (35)(36)	7.1%	L(25), D(88), O(7)	12/31/2016	85,428,630	24,792,052	60,636,578	12/31/2015	81,133,807	23,050,850	58,082,957	12/31/2014	71,105,293	21,121,302	49,983,991	11.2%	10.8%
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	L(12), YM1(105), O(3)	03/31/2017	212,650,616	140,075,692	72,574,924	12/31/2016	214,236,030	139,766,633	74,469,397	12/31/2015	210,181,276	136,174,637	74,006,639	12.4%	12.4%
Property	4.01	Larkspur Landing Sunnyvale	0.4%		03/31/2017	7,774,225	3,182,596	4,591,630	12/31/2016	7,817,367	3,196,232	4,621,136	12/31/2015	7,402,221	3,043,842	4,358,379
Property	4.02	Larkspur Landing Milpitas	0.4%		03/31/2017	6,764,028	2,934,998	3,829,030	12/31/2016	6,748,863	2,919,223	3,829,640	12/31/2015	6,284,848	2,765,694	3,519,154
Property	4.03	Larkspur Landing Campbell	0.3%		03/31/2017	6,059,570	2,757,497	3,302,074	12/31/2016	6,251,271	2,837,671	3,413,600	12/31/2015	5,892,933	2,614,126	3,278,807
Property	4.04	Larkspur Landing San Francisco	0.3%		03/31/2017	5,697,514	3,243,028	2,454,486	12/31/2016	5,905,601	3,162,141	2,743,461	12/31/2015	5,806,373	3,043,071	2,763,303
Property	4.05	Larkspur Landing Pleasanton	0.2%		03/31/2017	5,193,352	2,729,274	2,464,078	12/31/2016	5,319,602	2,764,545	2,555,057	12/31/2015	4,880,674	2,567,319	2,313,355
Property	4.06	Larkspur Landing Bellevue	0.2%		03/31/2017	4,692,425	2,495,573	2,196,852	12/31/2016	4,726,484	2,501,374	2,225,110	12/31/2015	4,615,653	2,539,918	2,075,735
Property	4.07	Larkspur Landing Sacramento	0.2%		03/31/2017	4,214,257	2,376,584	1,837,673	12/31/2016	4,200,451	2,369,171	1,831,280	12/31/2015	4,176,563	2,318,331	1,858,232
Property	4.08	Hampton Inn Ann Arbor North	0.2%		03/31/2017	4,826,301	2,931,510	1,894,791	12/31/2016	4,956,425	2,996,409	1,960,016	12/31/2015	4,678,954	2,774,233	1,904,721
Property	4.09	Larkspur Landing Hillsboro	0.2%		03/31/2017	3,941,272	2,212,809	1,728,463	12/31/2016	4,016,848	2,189,946	1,826,902	12/31/2015	3,915,128	2,027,124	1,888,005
Property	4.10	Larkspur Landing Renton	0.2%		03/31/2017	4,423,020	2,707,102	1,715,917	12/31/2016	4,349,218	2,659,463	1,689,754	12/31/2015	4,324,596	2,570,888	1,753,708
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%		03/31/2017	5,568,856	4,003,041	1,565,815	12/31/2016	5,505,741	3,984,588	1,521,153	12/31/2015	5,424,474	3,999,092	1,425,382
Property	4.12	Residence Inn Toledo Maumee	0.2%		03/31/2017	4,066,425	2,577,284	1,489,141	12/31/2016	3,998,051	2,569,850	1,428,201	12/31/2015	3,874,115	2,579,170	1,294,945
Property	4.13	Residence Inn Williamsburg	0.1%		03/31/2017	3,955,706	2,577,258	1,378,448	12/31/2016	4,098,296	2,645,877	1,452,419	12/31/2015	3,685,293	2,398,382	1,286,911
Property	4.14	Hampton Inn Suites Waco South	0.1%		03/31/2017	4,293,844	2,857,582	1,436,261	12/31/2016	4,293,352	2,832,923	1,460,429	12/31/2015	4,247,264	2,754,599	1,492,665
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%		03/31/2017	4,185,314	2,774,983	1,410,331	12/31/2016	4,308,290	2,810,936	1,497,354	12/31/2015	4,124,662	2,659,301	1,465,361
Property	4.16	Courtyard Tyler	0.1%		03/31/2017	3,341,364	2,071,232	1,270,131	12/31/2016	3,429,564	2,089,629	1,339,935	12/31/2015	3,919,126	2,220,154	1,698,971
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%		03/31/2017	5,848,958	4,501,494	1,347,464	12/31/2016	5,761,789	4,454,017	1,307,772	12/31/2015	5,493,273	4,439,380	1,053,893
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%		03/31/2017	4,891,094	3,176,826	1,714,268	12/31/2016	4,983,720	3,192,469	1,791,252	12/31/2015	4,711,861	3,108,429	1,603,432
Property	4.19	Residence Inn Grand Rapids West	0.1%		03/31/2017	3,115,120	1,993,563	1,121,557	12/31/2016	3,310,952	2,018,261	1,292,691	12/31/2015	3,062,200	1,923,049	1,139,151
Property	4.20	Peoria, AZ Residence Inn	0.1%		03/31/2017	3,248,248	2,073,979	1,174,268	12/31/2016	3,292,301	2,053,732	1,238,569	12/31/2015	3,187,787	2,012,469	1,175,318
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%		03/31/2017	3,738,690	2,323,067	1,415,623	12/31/2016	3,759,689	2,340,772	1,418,917	12/31/2015	4,022,171	2,458,126	1,564,044
Property	4.22	Courtyard Chico	0.1%		03/31/2017	3,850,184	2,409,784	1,440,399	12/31/2016	3,812,434	2,381,258	1,431,176	12/31/2015	3,178,650	2,087,242	1,091,408
Property	4.23	Hampton Inn Suites Kokomo	0.1%		03/31/2017	3,680,915	2,406,941	1,273,974	12/31/2016	3,744,550	2,431,095	1,313,454	12/31/2015	3,524,349	2,357,841	1,166,508
Property	4.24	Hampton Inn Suites South Bend	0.1%		03/31/2017	3,810,167	2,560,292	1,249,874	12/31/2016	3,779,982	2,535,257	1,244,725	12/31/2015	3,424,014	2,329,908	1,094,106
Property	4.25	Courtyard Wichita Falls	0.1%		03/31/2017	3,121,444	2,010,030	1,111,414	12/31/2016	3,055,163	1,967,538	1,087,624	12/31/2015	2,944,157	1,949,071	995,086
Property	4.26	Hampton Inn Morehead	0.1%		03/31/2017	3,154,358	2,044,468	1,109,890	12/31/2016	3,140,885	2,029,198	1,111,688	12/31/2015	2,908,105	1,894,889	1,013,216
Property	4.27	Residence Inn Chico	0.1%		03/31/2017	3,273,835	2,069,989	1,203,846	12/31/2016	3,230,070	2,003,854	1,226,216	12/31/2015	3,017,201	1,895,739	1,121,462
Property	4.28	Courtyard Lufkin	0.1%		03/31/2017	2,752,597	2,000,258	752,338	12/31/2016	2,938,698	2,065,448	873,250	12/31/2015	3,391,091	2,179,605	1,211,486
Property	4.29	Hampton Inn Carlisle	0.1%		03/31/2017	3,439,196	2,305,135	1,134,061	12/31/2016	3,524,239	2,363,148	1,161,091	12/31/2015	3,477,412	2,258,369	1,219,043
Property	4.30	Springhill Suites Williamsburg	0.1%		03/31/2017	3,361,902	2,469,058	892,843	12/31/2016	3,440,078	2,462,690	977,388	12/31/2015	3,204,858	2,304,606	900,252
Property	4.31	Fairfield Inn Bloomington	0.1%		03/31/2017	3,018,966	1,711,211	1,307,756	12/31/2016	2,956,451	1,695,639	1,260,812	12/31/2015	2,237,500	1,653,149	584,352
Property	4.32	Waco Residence Inn	0.1%		03/31/2017	3,136,682	2,208,764	927,918	12/31/2016	3,115,712	2,129,416	986,296	12/31/2015	2,926,457	2,041,322	885,135
Property	4.33	Holiday Inn Express Fishers	0.1%		03/31/2017	3,176,451	2,209,137	967,314	12/31/2016	3,132,794	2,184,957	947,837	12/31/2015	2,880,638	1,935,320	945,318

A-1-10

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of						Second Most	Second	Second	Second	Third Most	Third	Third	Third
Property			Initial Pool	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF
Flag	ID	Property Name	Balance	(# of payments) (15)(16)(17)	Statements Date (25)	EGI ($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Debt Yield (11)(12)	Debt Yield (11)(12)
Property	4.34	Larkspur Landing Folsom	0.1%		03/31/2017	2,902,483	2,029,275	873,208	12/31/2016	2,893,984	2,022,130	871,854	12/31/2015	2,842,366	1,914,516	927,850
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%		03/31/2017	3,321,573	2,613,848	707,725	12/31/2016	3,229,904	2,567,803	662,101	12/31/2015	3,334,536	2,615,422	719,114
Property	4.36	Holiday Inn Express & Suites Paris	0.1%		03/31/2017	2,343,673	1,533,494	810,179	12/31/2016	2,339,461	1,515,400	824,061	12/31/2015	2,256,662	1,456,462	800,200
Property	4.37	Toledo Homewood Suites	0.1%		03/31/2017	2,929,714	1,970,860	958,854	12/31/2016	2,879,994	1,999,558	880,436	12/31/2015	2,585,574	1,880,413	705,161
Property	4.38	Grand Rapids Homewood Suites	0.1%		03/31/2017	3,009,146	2,254,528	754,618	12/31/2016	3,082,919	2,206,236	876,683	12/31/2015	3,044,043	2,141,853	902,190
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%		03/31/2017	1,961,942	1,198,541	763,401	12/31/2016	2,069,004	1,233,313	835,692	12/31/2015	2,184,113	1,274,027	910,086
Property	4.40	Fairfield Inn Laurel	0.1%		03/31/2017	3,127,939	2,454,865	673,074	12/31/2016	3,060,436	2,430,414	630,022	12/31/2015	2,980,035	2,319,285	660,749
Property	4.41	Courtyard Akron Stow	0.1%		03/31/2017	3,168,035	2,265,448	902,586	12/31/2016	3,339,430	2,310,440	1,028,990	12/31/2015	3,378,668	2,167,968	1,210,700
Property	4.42	Larkspur Landing Roseville	0.1%		03/31/2017	2,851,065	2,050,973	800,092	12/31/2016	2,791,909	2,028,202	763,707	12/31/2015	2,792,081	1,987,238	804,842
Property	4.43	Towneplace Suites Bloomington	0.1%		03/31/2017	2,441,633	1,579,332	862,300	12/31/2016	2,355,692	1,515,451	840,241	12/31/2015	1,990,897	1,378,491	612,406
Property	4.44	Hampton Inn Danville	0.1%		03/31/2017	2,591,371	1,849,816	741,555	12/31/2016	2,521,595	1,800,163	721,433	12/31/2015	2,301,578	1,688,631	612,946
Property	4.45	Holiday Inn Norwich	0.1%		03/31/2017	4,801,904	4,023,218	778,687	12/31/2016	4,825,972	4,034,355	791,617	12/31/2015	4,347,308	3,741,178	606,130
Property	4.46	Hampton Inn Suites Longview North	0.1%		03/31/2017	2,322,688	1,660,639	662,049	12/31/2016	2,373,357	1,694,366	678,991	12/31/2015	3,058,158	1,867,316	1,190,842
Property	4.47	Springhill Suites Peoria Westlake	0.1%		03/31/2017	2,918,586	2,421,747	496,839	12/31/2016	2,854,364	2,384,615	469,749	12/31/2015	3,126,977	2,492,033	634,944
Property	4.48	Hampton Inn Suites Buda	0.1%		03/31/2017	2,627,746	1,761,027	866,719	12/31/2016	2,680,752	1,780,820	899,932	12/31/2015	2,802,930	1,805,221	997,709
Property	4.49	Shawnee Hampton Inn	0.1%		03/31/2017	1,892,474	1,264,237	628,237	12/31/2016	1,890,630	1,254,672	635,957	12/31/2015	1,834,041	1,262,710	571,331
Property	4.50	Racine Fairfield Inn	0.1%		03/31/2017	1,812,261	1,199,377	612,885	12/31/2016	1,800,048	1,203,878	596,170	12/31/2015	1,757,437	1,159,991	597,446
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%		03/31/2017	2,433,055	1,733,654	699,401	12/31/2016	2,342,011	1,691,679	650,333	12/31/2015	2,166,585	1,511,366	655,218
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%		03/31/2017	2,149,392	1,533,271	616,121	12/31/2016	2,116,706	1,494,300	622,406	12/31/2015	2,004,889	1,411,915	592,974
Property	4.53	Westchase Homewood Suites	0.1%		03/31/2017	2,958,058	2,563,519	394,540	12/31/2016	3,210,256	2,668,409	541,847	12/31/2015	4,364,744	3,053,944	1,310,801
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%		03/31/2017	2,128,673	1,518,165	610,507	12/31/2016	2,077,217	1,500,505	576,713	12/31/2015	2,201,486	1,542,169	659,318
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%		03/31/2017	2,360,887	1,659,727	701,160	12/31/2016	2,407,786	1,674,172	733,614	12/31/2015	3,196,798	1,860,283	1,336,515
Property	4.56	Hampton Inn Sweetwater	0.1%		03/31/2017	1,585,686	1,177,401	408,284	12/31/2016	1,725,603	1,225,261	500,342	12/31/2015	2,002,056	1,401,720	600,336
Property	4.57	Comfort Suites Buda Austin South	0.0%		03/31/2017	2,082,208	1,530,153	552,056	12/31/2016	2,074,254	1,519,552	554,702	12/31/2015	2,032,396	1,501,547	530,849
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%		03/31/2017	1,659,116	1,339,100	320,016	12/31/2016	1,543,315	1,276,569	266,746	12/31/2015	1,465,030	1,177,226	287,804
Property	4.59	Holiday Inn Express & Suites Altus	0.0%		03/31/2017	1,417,147	1,198,163	218,984	12/31/2016	1,422,396	1,182,112	240,285	12/31/2015	1,322,219	1,123,647	198,572
Property	4.60	Comfort Inn & Suites Paris	0.0%		03/31/2017	1,157,262	900,440	256,821	12/31/2016	1,161,068	884,258	276,810	12/31/2015	1,058,458	812,594	245,864
Property	4.61	Hampton Inn Suites Decatur	0.0%		03/31/2017	1,550,317	1,362,365	187,952	12/31/2016	1,547,032	1,330,723	216,309	12/31/2015	1,669,635	1,341,281	328,354
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%		03/31/2017	1,638,961	1,463,932	175,029	12/31/2016	1,621,549	1,440,815	180,734	12/31/2015	1,496,353	1,347,419	148,934
Property	4.63	Mankato Fairfield Inn	0.0%		03/31/2017	1,236,472	1,080,742	155,731	12/31/2016	1,222,539	1,043,308	179,231	12/31/2015	1,247,365	1,021,766	225,599
Property	4.64	Candlewood Suites Texarkana	0.0%		03/31/2017	1,239,140	1,117,335	121,805	12/31/2016	1,270,187	1,104,763	165,424	12/31/2015	1,127,933	964,547	163,386
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%		03/31/2017	413,730	860,149	-446,419	12/31/2016	599,729	909,669	-309,940	12/31/2015	1,363,324	1,246,696	116,629
Loan	5	Vineyards at Forest Edge	6.0%	L(24), D(92), O(4)	03/31/2017	11,727,569	5,482,629	6,244,940	12/31/2016	11,222,573	5,214,762	6,007,811	12/31/2015	9,906,814	5,746,851	4,159,963	9.6%	9.2%
Loan	6	211 Main Street (35)	5.3%	YM1(26), DorYM1(51), O(7)	12/31/2016	12,007,034	2,236,172	9,770,862	12/31/2015	11,986,057	2,163,738	9,822,319	12/31/2014	11,835,263	2,081,659	9,753,604	9.0%	9.0%
Loan	7	740 Madison (35)	4.4%	L(25), YM1(92), O(3)													8.0%	8.0%
Loan	8	Wilmont	4.2%	L(24), D(31), O(5)	01/31/2017	6,849,225	2,957,591	3,891,634	12/31/2016	6,759,397	2,935,424	3,823,973	12/31/2015	6,682,991	2,851,662	3,831,329	10.0%	8.5%
Loan	9	iStar Leased Fee Portfolio (35)	4.0%	L(26), DorYM1(89), O(5)													8.2%	8.2%
Property	9.01	Hilton Salt Lake	1.0%
Property	9.02	DoubleTree Seattle Airport	0.7%
Property	9.03	DoubleTree Mission Valley	0.7%
Property	9.04	One Ally Center	0.6%
Property	9.05	DoubleTree Sonoma	0.3%
Property	9.06	DoubleTree Durango	0.3%
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%
Property	9.08	NASA/JPSS Headquarters	0.1%
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%
Property	9.11	The Buckler Apartments	0.1%
Property	9.12	Lock-Up Self Storage Facility	0.0%
Loan	10	Save Mart Portfolio (35)(37)	3.5%	L(6), YM1(107), O(7)													14.4%	13.5%
Property	10.01	Lucky - San Francisco	0.2%
Property	10.02	Lucky - San Bruno	0.2%
Property	10.03	Lucky California - Daly City	0.2%
Property	10.04	Lucky - San Jose I	0.2%
Property	10.05	Lucky - San Jose II	0.1%
Property	10.06	Lucky - San Leandro	0.1%
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%
Property	10.08	Lucky - Concord	0.1%
Property	10.09	FoodMaxx - Antioch	0.1%
Property	10.10	Lucky - Hollister	0.1%
Property	10.11	Save Mart - Modesto	0.1%
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%
Property	10.13	Save Mart - Clovis	0.1%
Property	10.14	Save Mart - Grass Valley	0.1%
Property	10.15	FoodMaxx - Sacramento	0.1%
Property	10.16	Lucky - Hayward I	0.1%
Property	10.17	Save Mart - Auburn	0.1%
Property	10.18	Save Mart - Tracy	0.1%
Property	10.19	S-Mart - Lodi	0.1%
Property	10.20	Save Mart - Chico	0.1%
Property	10.21	Save Mart - Fresno I	0.1%
Property	10.22	Lucky - San Jose III	0.1%
Property	10.23	Save Mart - Roseville	0.1%
Property	10.24	Lucky - Vacaville I	0.1%
Property	10.25	Save Mart - Elk Grove	0.1%
Property	10.26	Save Mart - Fresno II	0.1%
Property	10.27	Lucky - Sand City	0.1%
Property	10.28	Lucky - Vacaville II	0.1%

A-1-11

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of						Second Most	Second	Second	Second	Third Most	Third	Third	Third
Property			Initial Pool	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF
Flag	ID	Property Name	Balance	(# of payments) (15)(16)(17)	Statements Date (25)	EGI ($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Statements Date (25)	EGI($)	Expenses($)	NOI($)	Debt Yield (11)(12)	Debt Yield (11)(12)
Property	10.29	Lucky - Hayward	0.1%
Property	10.30	Save Mart - Kingsburg	0.1%
Property	10.31	Save Mart - Sacramento	0.1%
Property	10.32	Lucky - Santa Rosa	0.0%
Property	10.33	Save Mart - Jackson	0.0%
Loan	11	Lake Forest Gateway (37)	3.2%	L(25), D(91), O(4)	12/31/2016	2,307,894	659,518	1,648,376									8.3%	8.0%
Loan	12	Portola Hotel & Spa	3.1%	L(25), YM1(92), O(3)	01/31/2017	27,131,316	23,025,274	4,106,042	12/31/2016	27,234,878	23,048,735	4,186,143	12/31/2015	31,005,607	25,062,036	5,943,571	16.1%	16.1%
Loan	13	50 West Liberty	3.0%	L(26), D(89), O(5)	01/31/2017	4,375,339	1,765,671	2,609,668	12/31/2016	4,346,665	1,752,525	2,594,140	12/31/2015	4,119,689	1,692,921	2,426,768	10.1%	8.9%
Loan	14	Columbus Park Crossing South (37)	2.5%	L(25), D(90), O(5)	12/31/2016	2,884,649	486,658	2,397,991	12/31/2015	2,926,956	509,384	2,417,572	12/31/2014	2,978,521	515,910	2,462,611	8.9%	8.6%
Loan	15	El Paseo Square (37)	2.4%	L(25), D(91), O(4)	04/30/2017	1,764,418	478,099	1,286,319	12/31/2016	1,265,907	409,596	856,311	12/31/2015	1,059,023	350,373	708,650	8.6%	8.4%
Loan	16	Faudree Ranch (37)	2.2%	L(25), YM1(29), O(6)	03/31/2017	4,259,482	1,579,308	2,680,174	12/31/2016	4,430,962	1,547,578	2,883,384					10.2%	9.8%
Loan	17	LC Hamburg Farms	2.2%	L(25), YM1(91), O(4)	02/28/2017	3,167,087	1,251,507	1,915,580	12/31/2016	3,174,147	1,238,829	1,935,318	12/31/2015	3,054,294	1,124,380	1,929,914	8.1%	7.9%
Loan	18	Oregon City Shopping Center	2.0%	L(24), D(92), O(4)	12/31/2016	3,684,371	848,977	2,835,395	12/31/2015	3,573,081	777,103	2,795,978	12/31/2014	3,503,582	745,769	2,757,813	12.3%	11.0%
Loan	19	City Crossing	1.8%	L(25), YM1(89), O(6)	03/31/2017	2,200,969	408,230	1,792,739	12/31/2016	2,234,555	395,739	1,838,816					9.8%	8.9%
Loan	20	The Tides Building	1.8%	L(24), D(91), O(5)	03/31/2017	2,604,891	839,393	1,765,498	12/31/2016	2,309,110	832,725	1,476,386	12/31/2015	2,102,300	833,495	1,268,805	8.3%	8.3%
Loan	21	El Paso Industrial Portfolio (37)	1.6%	L(24), D(89), O(7)	12/31/2016	2,461,035	967,522	1,493,513	12/31/2015	2,712,261	948,085	1,764,176	12/31/2014	2,472,551	998,075	1,474,476	10.5%	8.7%
Property	21.01	27 Spur Drive	0.4%
Property	21.02	26 Walter Jones	0.2%
Property	21.03	28 Walter Jones	0.2%
Property	21.04	25 Spur Drive	0.2%
Property	21.05	28 Spur Drive	0.2%
Property	21.06	24 Spur Drive	0.2%
Property	21.07	40 Butterfield Trail	0.1%
Property	21.08	42 Butterfield Trail	0.1%
Property	21.09	28 Butterfield Trail	0.0%
Loan	22	University Shopping Center	1.5%	L(25), YM1(92), O(3)	02/28/2017	2,306,151	640,712	1,665,439	12/31/2016	2,125,249	636,231	1,489,018	12/31/2015	2,290,280	608,898	1,681,382	9.3%	8.6%
Loan	23	Santa Barbara Corporate Center	1.4%	L(25), D(90), O(5)	02/28/2017	2,180,448	836,386	1,344,061	12/31/2016	2,171,030	809,274	1,361,757	12/31/2015	2,277,260	860,093	1,417,167	9.1%	8.1%
Loan	24	Hampton Inn Braintree	1.3%	L(24), D(92), O(4)	04/30/2017	4,965,176	3,182,732	1,782,444	12/31/2016	5,039,147	3,189,178	1,849,970	12/31/2015	5,054,406	3,127,766	1,926,640	11.8%	10.4%
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	L(13), YM1(40), O(7)	01/31/2017	6,970,165	5,306,234	1,663,931	12/31/2016	7,044,841	5,346,304	1,698,537	12/31/2015	6,756,517	5,252,170	1,504,347	12.6%	12.6%
Loan	26	2121 Ella Boulevard	1.1%	L(24), D(12), O(24)	04/30/2017	1,357,589	903,066	454,523									8.5%	8.3%
Loan	27	Chateau at Flamingo	1.1%	L(24), D(92), O(4)	02/28/2017	1,372,242	448,861	923,381	12/31/2016	1,372,242	441,569	930,673	12/31/2015	1,271,450	483,559	787,891	7.4%	7.4%
Loan	28	El Monte Self Storage	1.0%	L(25), D(91), O(4)	02/28/2017	1,501,068	468,151	1,032,918	12/31/2016	1,467,882	475,571	992,312	12/31/2015	1,351,063	487,592	863,470	8.6%	8.4%
Loan	29	El Cajon Retail (37)	1.0%	L(25), D(91), O(4)	12/31/2016	1,503,536	370,334	1,133,202	12/31/2015	1,518,124	382,784	1,135,340					8.7%	8.1%
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	L(25), YM1(53), O(6)	03/31/2017	3,576,181	2,169,281	1,406,900	12/31/2016	3,458,719	2,140,459	1,318,260					12.4%	12.4%
Loan	31	Long Meadow Farms	0.9%	L(24), D(93), O(3)	04/30/2017	1,311,144	258,985	1,052,159	12/31/2016	1,059,323	334,953	724,369					10.1%	9.3%
Loan	32	2215 Broadway	0.9%	L(24), D(92), O(4)													9.1%	8.2%
Loan	33	Main Street Square	0.7%	L(25), D(91), O(4)	02/28/2017	1,109,094	317,847	791,247	12/31/2016	1,078,865	307,060	771,805	12/31/2015	897,843	274,038	623,805	10.1%	9.2%
Loan	34	Union Hotel - Brooklyn	0.6%	L(24), D(92), O(4)	03/31/2017	1,706,607	838,643	867,964	12/31/2016	1,698,184	756,990	941,194	12/31/2015	1,622,677	863,308	759,369	12.6%	11.7%
Loan	35	Aethercomm Building	0.6%	L(24), D(92), O(4)													9.4%	9.3%
Loan	36	436 Bryant	0.6%	L(25), D(88), O(7)													10.3%	10.2%
Loan	37	Royal Palm Square	0.4%	L(25), YM1(92), O(3)	03/31/2017	1,319,939	620,281	699,658	12/31/2016	1,287,042	648,227	638,815	12/31/2015	1,065,353	740,682	324,671	15.9%	13.7%
Loan	38	Andover Bay Apartments	0.4%	L(25), D(91), O(4)	02/28/2017	601,613	193,203	408,410	12/31/2016	557,135	203,058	354,077	12/31/2015	236,129	138,131	97,997	9.2%	9.0%
Loan	39	8333 Royal Ridge	0.4%	L(28), D(87), O(5)	12/31/2016	708,084	174,565	533,519	12/31/2015	703,103	291,498	411,605					12.0%	10.2%
Loan	40	Regency Apartments	0.3%	L(24), D(92), O(4)	02/28/2017	719,786	346,434	373,352	12/31/2016	709,332	347,388	361,944	12/31/2015	675,357	341,365	333,992	11.1%	10.3%
Loan	41	2800 Sprouse	0.3%	L(24), D(32), O(4)													14.3%	12.4%
A-1-12

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Flag	ID	Property Name	Balance	Revenue($)	EGI($)	Expenses($)	NOI ($)	Reserves($)	TI/LC($)	NCF($)	Interest (18)	Expiration (19)	Extension Terms (19)	Largest Tenant (20)(21)(22)(23)(24)	SF	Expiration
Loan	1	245 Park Avenue (35)(36)	8.3%	152,944,913	177,756,680	62,448,738	115,307,942	551,678	5,191,362	109,564,903	Fee Simple			Société Générale	562,347	10/31/2032
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	53,930,697	79,004,104	29,231,519	49,772,586	781,904	3,909,520	45,081,162	Fee Simple/Leasehold
Property	2.01	BAE Facility	0.6%	4,639,631	6,796,684	2,514,773	4,281,911	50,063	250,313	3,981,536	Fee Simple			BAE Systems	333,750	08/31/2025
Property	2.02	FedEx Ground (Stratford)	0.6%	3,671,985	5,379,160	1,990,289	3,388,871	33,780	168,899	3,186,193	Fee Simple			FedEx	225,198	06/30/2026
Property	2.03	FedEx (Baltimore)	0.6%	3,669,331	5,375,273	1,988,851	3,386,422	45,902	229,512	3,111,008	Leasehold	08/31/2021	17 options, 5 years each	FedEx	306,016	12/31/2031
Property	2.04	Harman Becker	0.4%	3,677,437	5,387,147	1,993,244	3,393,902	28,206	141,032	3,224,665	Fee Simple			Harman	188,042	10/31/2030
Property	2.05	GE Aviation (Lafayette)	0.4%	2,907,375	4,259,069	1,575,856	2,683,213	45,961	229,805	2,407,448	Fee Simple			GE Aviation	306,406	09/13/2030
Property	2.06	GoDaddy	0.4%	2,646,278	3,876,583	1,434,336	2,442,247	22,500	112,500	2,307,247	Leasehold	12/31/2101	None	GoDaddy	150,000	05/31/2025
Property	2.07	Carrier	0.4%	2,365,720	3,465,588	1,282,268	2,183,320	76,880	384,398	1,722,043	Fee Simple			Carrier	517,000	09/30/2026
Property	2.08	Emerus	0.3%	2,319,270	3,397,543	1,257,091	2,140,452	14,346	71,730	2,054,376	Fee Simple			Emerus	95,640	12/31/2026
Property	2.09	Cardinal Health	0.3%	1,904,832	2,790,425	1,032,457	1,757,968	41,393	206,963	1,509,612	Fee Simple			Cardinal Health	275,951	04/30/2030
Property	2.10	Tyco Electronics	0.3%	2,001,559	2,932,121	1,084,885	1,847,237	26,497	132,486	1,688,253	Fee Simple			TE Connectivity	176,648	04/30/2024
Property	2.11	FCA/Caterpillar	0.3%	1,875,500	2,747,456	1,016,559	1,730,897	45,000	225,000	1,460,897	Fee Simple			FCA LLC	300,000	08/31/2022
Property	2.12	FedEx Ground (Staunton)	0.2%	1,495,523	2,190,820	810,603	1,380,217	33,780	168,899	1,177,538	Fee Simple			FedEx	225,198	03/31/2026
Property	2.13	Quad Packaging (Proteus)	0.2%	1,239,000	1,815,035	671,563	1,143,472	31,500	157,500	954,472	Fee Simple			QuadPackaging	205,000	12/16/2021
Property	2.14	Quad Packaging (Transpak)	0.2%	1,227,200	1,797,749	665,167	1,132,582	31,200	156,000	945,382	Fee Simple			QuadPackaging	218,000	12/16/2021
Property	2.15	T-Mobile Call Center	0.2%	1,230,101	1,801,998	666,739	1,135,259	9,975	49,875	1,075,409	Fee Simple			T-Mobile	66,500	02/28/2025
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%	1,268,452	1,858,180	687,527	1,170,653	22,646	113,231	1,034,776	Leasehold	02/21/2049	None	Sikorsky Aircraft	150,975	01/31/2019
Property	2.17	Vatterott College	0.2%	1,452,182	2,127,329	787,112	1,340,217	13,500	67,500	1,259,217	Fee Simple			Vatterott College	90,000	12/31/2024
Property	2.18	Comcast	0.1%	1,137,828	1,666,826	616,725	1,050,100	8,589	42,945	998,566	Fee Simple			Comcast	57,260	06/30/2020
Property	2.19	Alfa Laval Plant	0.1%	1,168,393	1,711,602	633,293	1,078,309	27,038	135,189	916,082	Fee Simple			Alfa Laval	180,252	12/31/2021
Property	2.20	LKQ (New Braunfels)	0.1%	988,297	1,447,775	535,677	912,098	15,054	75,268	821,777	Fee Simple			LKQ Corporation	98,771	08/31/2033
Property	2.21	Hitachi	0.1%	936,020	1,371,194	507,342	863,852	10,808	54,042	799,002	Leasehold	04/13/2040	None	Hitachi	72,056	04/30/2022
Property	2.22	Cameron International	0.1%	1,105,181	1,619,001	599,030	1,019,971	11,228	56,138	952,606	Fee Simple			Cameron	75,000	12/14/2023
Property	2.23	Alliance Data Systems Office	0.1%	952,812	1,395,792	516,443	879,349	15,120	75,600	788,629	Fee Simple			Alliance Data	100,800	07/31/2024
Property	2.24	Synchrony Financial	0.1%	746,131	1,093,022	404,418	688,604	10,166	50,831	627,606	Fee Simple			Synchrony Financial	67,775	05/31/2025
Property	2.25	Baxalta (Barry Pointe)	0.1%	494,983	725,110	268,291	456,819	2,502	12,510	441,807	Fee Simple			Baxalta	16,686	08/31/2032
Property	2.26	Baxalta (Casselberry)	0.1%	498,433	730,164	270,161	460,003	2,504	12,521	444,979	Fee Simple			Baxalta	16,694	10/31/2032
Property	2.27	Baxalta (Mounds View)	0.1%	481,321	705,097	260,886	444,211	2,502	12,510	429,199	Fee Simple			Baxalta	16,694	11/30/2030
Property	2.28	Baxalta (Grand Rapids)	0.1%	482,604	706,976	261,581	445,395	2,504	12,519	430,372	Fee Simple			Baxalta	16,694	11/30/2030
Property	2.29	Gerdau	0.1%	625,268	915,967	338,908	577,059	7,046	35,232	534,781	Fee Simple			Gerdau	46,976	03/31/2025
Property	2.30	Baxalta (Wausau)	0.1%	447,618	655,724	242,618	413,106	2,502	12,512	398,093	Fee Simple			Baxalta	16,694	10/31/2030
Property	2.31	Baxalta (Springfield)	0.1%	451,180	660,942	244,548	416,393	2,504	12,521	401,369	Fee Simple			Baxalta	16,694	11/30/2030
Property	2.32	LKQ (Salisbury)	0.1%	477,980	700,201	259,074	441,127	26,018	130,091	285,018	Fee Simple			LKQ Corporation	205,100	08/06/2030
Property	2.33	Baxalta (Ankeny)	0.1%	424,236	621,471	229,944	391,527	2,516	12,579	376,432	Fee Simple			Baxalta	16,694	11/30/2030
Property	2.34	H&E Equipment Services (San Antonio)	0.1%	419,391	614,375	227,319	387,056	3,980	19,901	363,174	Fee Simple			H&E Equipment Services	26,535	11/30/2030
Property	2.35	H&E Equipment Services (New Orleans)	0.1%	421,512	617,481	228,468	389,013	2,821	14,106	372,086	Fee Simple			H&E Equipment Services	18,808	12/31/2030
Property	2.36	GE Aviation (Pompano)	0.0%	381,958	559,537	207,029	352,508	4,634	23,169	324,706	Fee Simple			GE Aviation	30,892	08/14/2022
Property	2.37	Saint-Gobain Warehouse	0.0%	384,142	562,737	208,213	354,525	15,443	77,213	261,870	Fee Simple			Saint-Gobain	102,950	09/01/2024
Property	2.38	H&E Equipment Services (Columbia)	0.0%	331,471	485,579	179,664	305,915	2,907	14,535	288,473	Fee Simple			H&E Equipment Services	19,380	12/31/2030
Property	2.39	H&E Equipment Services (Yukon)	0.0%	324,105	474,788	175,672	299,117	2,941	14,706	281,469	Fee Simple			H&E Equipment Services	19,608	06/30/2030
Property	2.40	LKQ (Toledo)	0.0%	324,000	474,634	175,614	299,019	24,508	122,538	151,974	Fee Simple			LKQ Corporation	207,998	06/17/2027
Property	2.41	H&E Equipment Services (Greer)	0.0%	334,455	489,950	181,281	308,668	2,941	14,706	291,021	Fee Simple			H&E Equipment Services	19,608	11/30/2030
Loan	3	Olympic Tower (35)(36)	7.1%	90,259,603	94,904,955	26,624,023	68,280,932	131,343	2,012,895	66,136,694	Leasehold	09/30/2074	None	NBA Properties, Inc.	191,957	12/31/2035
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	206,046,538	213,600,210	142,270,818	71,329,392			71,329,392	Fee Simple/Leasehold
Property	4.01	Larkspur Landing Sunnyvale	0.4%	7,692,961	7,774,225	3,602,265	4,171,961			4,171,961	Fee Simple			NAP	NAP	NAP
Property	4.02	Larkspur Landing Milpitas	0.4%	6,704,375	6,764,028	3,201,871	3,562,157			3,562,157	Fee Simple			NAP	NAP	NAP
Property	4.03	Larkspur Landing Campbell	0.3%	5,995,387	6,059,570	2,860,144	3,199,426			3,199,426	Fee Simple			NAP	NAP	NAP
Property	4.04	Larkspur Landing San Francisco	0.3%	5,660,039	5,697,514	3,270,929	2,426,585			2,426,585	Fee Simple			NAP	NAP	NAP
Property	4.05	Larkspur Landing Pleasanton	0.2%	5,146,658	5,193,352	2,754,991	2,438,362			2,438,362	Fee Simple			NAP	NAP	NAP
Property	4.06	Larkspur Landing Bellevue	0.2%	4,653,078	4,692,425	2,518,899	2,173,526			2,173,526	Fee Simple			NAP	NAP	NAP
Property	4.07	Larkspur Landing Sacramento	0.2%	4,159,422	4,214,257	2,397,345	1,816,912			1,816,912	Fee Simple			NAP	NAP	NAP
Property	4.08	Hampton Inn Ann Arbor North	0.2%	4,753,475	4,826,301	2,990,175	1,836,126			1,836,126	Fee Simple			NAP	NAP	NAP
Property	4.09	Larkspur Landing Hillsboro	0.2%	3,882,838	3,941,272	2,232,510	1,708,763			1,708,763	Fee Simple			NAP	NAP	NAP
Property	4.10	Larkspur Landing Renton	0.2%	4,355,876	4,423,020	2,728,888	1,694,132			1,694,132	Fee Simple			NAP	NAP	NAP
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	4,845,606	5,568,856	4,031,609	1,537,247			1,537,247	Fee Simple			NAP	NAP	NAP
Property	4.12	Residence Inn Toledo Maumee	0.2%	3,981,238	4,066,425	2,597,554	1,468,871			1,468,871	Fee Simple			NAP	NAP	NAP
Property	4.13	Residence Inn Williamsburg	0.1%	3,844,992	3,955,706	2,596,962	1,358,744			1,358,744	Fee Simple			NAP	NAP	NAP
Property	4.14	Hampton Inn Suites Waco South	0.1%	4,212,799	4,293,844	2,879,053	1,414,791			1,414,791	Fee Simple			NAP	NAP	NAP
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	3,834,678	4,185,314	2,796,547	1,388,767			1,388,767	Fee Simple			NAP	NAP	NAP
Property	4.16	Courtyard Tyler	0.1%	2,787,105	3,341,364	2,088,004	1,253,360			1,253,360	Fee Simple			NAP	NAP	NAP
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	4,758,140	5,848,958	4,531,561	1,317,397			1,317,397	Leasehold	09/30/2076	None	NAP	NAP	NAP
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%	4,538,271	4,891,094	3,201,247	1,689,847			1,689,847	Fee Simple			NAP	NAP	NAP
Property	4.19	Residence Inn Grand Rapids West	0.1%	3,086,635	3,115,120	2,008,993	1,106,127			1,106,127	Fee Simple			NAP	NAP	NAP
Property	4.20	Peoria, AZ Residence Inn	0.1%	3,204,243	3,248,248	2,090,221	1,158,027			1,158,027	Fee Simple			NAP	NAP	NAP
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%	3,688,566	3,738,690	2,341,747	1,396,943			1,396,943	Fee Simple			NAP	NAP	NAP
Property	4.22	Courtyard Chico	0.1%	3,601,746	3,850,184	2,410,998	1,439,185			1,439,185	Fee Simple			NAP	NAP	NAP
Property	4.23	Hampton Inn Suites Kokomo	0.1%	3,636,411	3,680,915	2,425,349	1,255,566			1,255,566	Fee Simple			NAP	NAP	NAP
Property	4.24	Hampton Inn Suites South Bend	0.1%	3,766,272	3,810,167	2,577,957	1,232,210			1,232,210	Fee Simple			NAP	NAP	NAP
Property	4.25	Courtyard Wichita Falls	0.1%	2,876,375	3,121,444	2,025,834	1,095,610			1,095,610	Fee Simple			NAP	NAP	NAP
Property	4.26	Hampton Inn Morehead	0.1%	3,105,265	3,154,358	2,060,293	1,094,065			1,094,065	Fee Simple			NAP	NAP	NAP
Property	4.27	Residence Inn Chico	0.1%	3,235,376	3,273,835	2,065,656	1,208,180			1,208,180	Fee Simple			NAP	NAP	NAP
Property	4.28	Courtyard Lufkin	0.1%	2,507,171	2,752,597	2,014,311	738,285			738,285	Fee Simple			NAP	NAP	NAP
Property	4.29	Hampton Inn Carlisle	0.1%	3,410,773	3,439,196	2,322,290	1,116,905			1,116,905	Fee Simple			NAP	NAP	NAP
Property	4.30	Springhill Suites Williamsburg	0.1%	3,324,171	3,361,902	2,485,794	876,108			876,108	Fee Simple			NAP	NAP	NAP
Property	4.31	Fairfield Inn Bloomington	0.1%	3,003,999	3,018,966	1,747,736	1,271,230			1,271,230	Fee Simple			NAP	NAP	NAP
Property	4.32	Waco Residence Inn	0.1%	3,102,600	3,136,682	2,224,447	912,234			912,234	Fee Simple			NAP	NAP	NAP
Property	4.33	Holiday Inn Express Fishers	0.1%	3,130,791	3,176,451	2,225,023	951,428			951,428	Fee Simple			NAP	NAP	NAP

A-1-13

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Flag	ID	Property Name	Balance	Revenue($)	EGI($)	Expenses($)	NOI ($)	Reserves($)	TI/LC($)	NCF($)	Interest (18)	Expiration (19)	Extension Terms (19)	Largest Tenant (20)(21)(22)(23)(24)	SF	Expiration
Property	4.34	Larkspur Landing Folsom	0.1%	2,862,154	2,902,483	2,043,619	858,864			858,864	Fee Simple			NAP	NAP	NAP
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%	3,216,804	3,321,573	2,653,751	667,822			667,822	Fee Simple			NAP	NAP	NAP
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	2,319,291	2,343,673	1,545,193	798,480			798,480	Fee Simple			NAP	NAP	NAP
Property	4.37	Toledo Homewood Suites	0.1%	2,884,834	2,929,714	1,985,509	944,205			944,205	Fee Simple			NAP	NAP	NAP
Property	4.38	Grand Rapids Homewood Suites	0.1%	2,983,568	3,009,146	2,269,574	739,572			739,572	Fee Simple			NAP	NAP	NAP
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	1,943,430	1,961,942	1,208,351	753,591			753,591	Fee Simple			NAP	NAP	NAP
Property	4.40	Fairfield Inn Laurel	0.1%	3,097,898	3,127,939	2,470,469	657,471			657,471	Fee Simple			NAP	NAP	NAP
Property	4.41	Courtyard Akron Stow	0.1%	2,871,154	3,168,035	2,281,919	886,115			886,115	Fee Simple			NAP	NAP	NAP
Property	4.42	Larkspur Landing Roseville	0.1%	2,778,996	2,851,065	2,064,916	786,149			786,149	Fee Simple			NAP	NAP	NAP
Property	4.43	Towneplace Suites Bloomington	0.1%	2,432,714	2,441,633	1,591,528	850,105			850,105	Fee Simple			NAP	NAP	NAP
Property	4.44	Hampton Inn Danville	0.1%	2,575,775	2,591,371	1,862,762	728,609			728,609	Fee Simple			NAP	NAP	NAP
Property	4.45	Holiday Inn Norwich	0.1%	3,670,682	4,801,904	4,049,772	752,132			752,132	Fee Simple			NAP	NAP	NAP
Property	4.46	Hampton Inn Suites Longview North	0.1%	2,258,345	2,322,688	1,672,245	650,443			650,443	Fee Simple			NAP	NAP	NAP
Property	4.47	Springhill Suites Peoria Westlake	0.1%	2,872,443	2,918,586	2,448,540	470,046			470,046	Fee Simple			NAP	NAP	NAP
Property	4.48	Hampton Inn Suites Buda	0.1%	2,592,101	2,627,746	1,774,143	853,603			853,603	Fee Simple			NAP	NAP	NAP
Property	4.49	Shawnee Hampton Inn	0.1%	1,885,219	1,892,474	1,273,699	618,775			618,775	Fee Simple			NAP	NAP	NAP
Property	4.50	Racine Fairfield Inn	0.1%	1,797,940	1,812,261	1,208,438	603,823			603,823	Fee Simple			NAP	NAP	NAP
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	2,424,506	2,433,055	1,745,776	687,279			687,279	Fee Simple			NAP	NAP	NAP
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	2,127,244	2,149,392	1,543,906	605,485			605,485	Fee Simple			NAP	NAP	NAP
Property	4.53	Westchase Homewood Suites	0.1%	2,921,112	2,958,058	2,578,316	379,742			379,742	Fee Simple			NAP	NAP	NAP
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	2,078,293	2,128,673	1,528,792	599,880			599,880	Fee Simple			NAP	NAP	NAP
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	2,326,533	2,360,887	1,671,501	689,387			689,387	Fee Simple			NAP	NAP	NAP
Property	4.56	Hampton Inn Sweetwater	0.1%	1,569,671	1,585,686	1,185,317	400,369			400,369	Fee Simple			NAP	NAP	NAP
Property	4.57	Comfort Suites Buda Austin South	0.0%	1,983,015	2,082,208	1,540,640	541,569			541,569	Fee Simple			NAP	NAP	NAP
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	1,623,598	1,659,116	1,347,398	311,718			311,718	Fee Simple			NAP	NAP	NAP
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	1,401,614	1,417,147	1,205,199	211,948			211,948	Fee Simple			NAP	NAP	NAP
Property	4.60	Comfort Inn & Suites Paris	0.0%	1,152,735	1,157,262	906,202	251,060			251,060	Fee Simple			NAP	NAP	NAP
Property	4.61	Hampton Inn Suites Decatur	0.0%	1,537,982	1,550,317	1,370,105	180,212			180,212	Fee Simple			NAP	NAP	NAP
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	1,611,852	1,638,961	1,472,078	166,883			166,883	Fee Simple			NAP	NAP	NAP
Property	4.63	Mankato Fairfield Inn	0.0%	1,224,150	1,236,472	1,086,924	149,548			149,548	Fee Simple			NAP	NAP	NAP
Property	4.64	Candlewood Suites Texarkana	0.0%	1,198,407	1,239,140	1,123,516	115,624			115,624	Fee Simple			NAP	NAP	NAP
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	1,335,142	1,363,324	1,253,517	109,807			109,807	Fee Simple			NAP	NAP	NAP
Loan	5	Vineyards at Forest Edge	6.0%	12,036,465	12,082,122	5,529,054	6,553,067	319,116		6,233,951	Fee Simple			NAP	NAP	NAP
Loan	6	211 Main Street (35)	5.3%	15,962,095	19,906,520	4,533,300	15,373,221	83,453		15,289,768	Fee Simple			Charles Schwab	417,266	04/30/2028
Loan	7	740 Madison (35)	4.4%	9,171,103	8,850,115	1,681,076	7,169,038	4,976		7,164,062	Fee Simple			Bottega Veneta	27,753	09/30/2038
Loan	8	Wilmont	4.2%	8,033,704	8,085,950	3,336,390	4,749,560	100,465	602,790	4,046,305	Fee Simple			LADMH	110,892	12/31/2022
Loan	9	iStar Leased Fee Portfolio (35)	4.0%				18,511,396			18,511,396	Fee Simple/Leasehold
Property	9.01	Hilton Salt Lake	1.0%				3,300,706			3,300,706	Fee Simple			NAP	NAP	NAP
Property	9.02	DoubleTree Seattle Airport	0.7%				5,374,280			5,374,280	Fee Simple/Leasehold	01/31/2044	None	NAP	NAP	NAP
Property	9.03	DoubleTree Mission Valley	0.7%				1,776,034			1,776,034	Fee Simple			NAP	NAP	NAP
Property	9.04	One Ally Center	0.6%				3,353,970			3,353,970	Fee Simple			NAP	NAP	NAP
Property	9.05	DoubleTree Sonoma	0.3%				1,157,870			1,157,870	Fee Simple			NAP	NAP	NAP
Property	9.06	DoubleTree Durango	0.3%				1,155,514			1,155,514	Fee Simple			NAP	NAP	NAP
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%				654,595			654,595	Fee Simple			NAP	NAP	NAP
Property	9.08	NASA/JPSS Headquarters	0.1%				472,292			472,292	Fee Simple			NAP	NAP	NAP
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%				524,334			524,334	Fee Simple			NAP	NAP	NAP
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%				297,000			297,000	Fee Simple			NAP	NAP	NAP
Property	9.11	The Buckler Apartments	0.1%				312,186			312,186	Fee Simple			NAP	NAP	NAP
Property	9.12	Lock-Up Self Storage Facility	0.0%				132,615			132,615	Fee Simple			NAP	NAP	NAP
Loan	10	Save Mart Portfolio (35)(37)	3.5%	21,017,010	20,551,888	623,612	19,928,276	391,254	910,798	18,626,224	Fee Simple
Property	10.01	Lucky - San Francisco	0.2%	1,328,076	1,298,685	38,961	1,259,724	11,103	29,697	1,218,923	Fee Simple			Save Mart Supermarkets	49,188	04/30/2032
Property	10.02	Lucky - San Bruno	0.2%	1,350,720	1,320,828	39,625	1,281,203	12,704	33,979	1,234,519	Fee Simple			Save Mart Supermarkets	56,280	04/30/2032
Property	10.03	Lucky California - Daly City	0.2%	1,345,182	1,315,412	39,462	1,275,949	13,969	37,361	1,224,620	Fee Simple			Save Mart Supermarkets	61,881	04/30/2032
Property	10.04	Lucky - San Jose I	0.2%	884,671	865,093	25,953	839,140	11,887	31,793	795,460	Fee Simple			Save Mart Supermarkets	52,659	04/30/2032
Property	10.05	Lucky - San Jose II	0.1%	847,490	828,734	24,862	803,872	13,523	36,169	754,180	Fee Simple			Save Mart Supermarkets	59,907	04/30/2032
Property	10.06	Lucky - San Leandro	0.1%	842,774	824,123	24,724	799,399	13,211	16,855	769,333	Fee Simple			Save Mart Supermarkets	58,526	04/30/2032
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%	867,843	848,637	25,459	823,177	11,178	29,896	782,104	Fee Simple			Save Mart Supermarkets	49,517	04/30/2032
Property	10.08	Lucky - Concord	0.1%	763,672	746,772	22,403	724,369	13,871	17,696	692,802	Fee Simple			Save Mart Supermarkets	61,447	04/30/2032
Property	10.09	FoodMaxx - Antioch	0.1%	721,848	705,873	21,176	684,697	13,579	17,324	653,794	Fee Simple			Save Mart Supermarkets	60,154	04/30/2032
Property	10.10	Lucky - Hollister	0.1%	707,689	692,028	21,102	670,925	14,013	37,480	619,433	Fee Simple			Save Mart Supermarkets	62,078	04/30/2032
Property	10.11	Save Mart - Modesto	0.1%	655,260	640,759	19,223	621,536	12,326	32,968	576,242	Fee Simple			Save Mart Supermarkets	54,605	04/30/2032
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%	676,583	661,609	19,848	641,761	14,051	37,581	590,129	Fee Simple			Save Mart Supermarkets	62,246	04/30/2032
Property	10.13	Save Mart - Clovis	0.1%	611,016	597,494	17,925	579,569	11,494	30,742	537,333	Fee Simple			Save Mart Supermarkets	50,918	04/30/2032
Property	10.14	Save Mart - Grass Valley	0.1%	634,187	620,151	18,605	601,547	9,873	26,406	565,268	Fee Simple			Save Mart Supermarkets	43,737	04/30/2032
Property	10.15	FoodMaxx - Sacramento	0.1%	615,792	602,164	18,065	584,099	11,584	30,982	541,533	Fee Simple			Save Mart Supermarkets	51,316	04/30/2032
Property	10.16	Lucky - Hayward I	0.1%	583,497	570,583	17,118	553,466	10,289	13,126	530,051	Fee Simple			Save Mart Supermarkets	45,579	04/30/2032
Property	10.17	Save Mart - Auburn	0.1%	568,984	556,392	16,692	539,700	9,880	26,425	503,395	Fee Simple			Save Mart Supermarkets	43,768	04/30/2032
Property	10.18	Save Mart - Tracy	0.1%	560,124	547,728	16,432	531,296	14,049	37,575	479,672	Fee Simple			Save Mart Supermarkets	62,236	04/30/2032
Property	10.19	S-Mart - Lodi	0.1%	553,762	541,507	17,850	523,657	11,364	30,394	481,899	Fee Simple			Save Mart Supermarkets	50,342	04/30/2032
Property	10.20	Save Mart - Chico	0.1%	549,822	537,654	16,130	521,524	9,547	25,535	486,442	Fee Simple			Save Mart Supermarkets	42,294	04/30/2032
Property	10.21	Save Mart - Fresno I	0.1%	525,240	513,616	15,408	498,208	13,174	35,235	449,799	Fee Simple			Save Mart Supermarkets	58,360	04/30/2032
Property	10.22	Lucky - San Jose III	0.1%	489,680	478,843	14,365	464,478	11,084	29,646	423,748	Fee Simple			Save Mart Supermarkets	49,103	04/30/2032
Property	10.23	Save Mart - Roseville	0.1%	512,170	500,836	15,025	485,811	12,020	32,148	441,642	Fee Simple			Save Mart Supermarkets	53,248	04/30/2032
Property	10.24	Lucky - Vacaville I	0.1%	485,982	475,227	14,257	460,970	9,623	12,277	439,070	Fee Simple			Save Mart Supermarkets	42,630	04/30/2032
Property	10.25	Save Mart - Elk Grove	0.1%	468,073	457,715	17,377	440,338	10,303	27,556	402,479	Fee Simple			Save Mart Supermarkets	45,641	04/30/2032
Property	10.26	Save Mart - Fresno II	0.1%	452,205	442,197	13,266	428,931	11,342	30,335	387,254	Fee Simple			Save Mart Supermarkets	50,245	04/30/2032
Property	10.27	Lucky - Sand City	0.1%	417,455	408,216	12,246	395,970	14,109	37,735	344,126	Fee Simple			Save Mart Supermarkets	62,501	04/30/2032
Property	10.28	Lucky - Vacaville II	0.1%	396,831	388,049	11,641	376,408	10,101	12,886	353,421	Fee Simple			Save Mart Supermarkets	44,745	04/30/2032

A-1-14

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Flag	ID	Property Name	Balance	Revenue($)	EGI($)	Expenses($)	NOI ($)	Reserves($)	TI/LC($)	NCF($)	Interest (18)	Expiration (19)	Extension Terms (19)	Largest Tenant (20)(21)(22)(23)(24)	SF	Expiration
Property	10.29	Lucky - Hayward	0.1%	377,308	368,958	12,532	356,426	13,872	17,698	324,856	Fee Simple			Save Mart Supermarkets	61,454	04/30/2032
Property	10.30	Save Mart - Kingsburg	0.1%	372,312	364,072	10,922	353,150	9,338	24,976	318,836	Fee Simple			Save Mart Supermarkets	41,368	04/30/2032
Property	10.31	Save Mart - Sacramento	0.1%	307,196	300,397	9,012	291,385	11,203	29,963	250,219	Fee Simple			Save Mart Supermarkets	49,629	04/30/2032
Property	10.32	Lucky - Santa Rosa	0.0%	292,443	285,971	8,579	277,392	12,425	15,852	249,114	Fee Simple			Save Mart Supermarkets	55,044	04/30/2032
Property	10.33	Save Mart - Jackson	0.0%	251,123	245,565	7,367	238,198	9,163	24,508	204,527	Fee Simple			Save Mart Supermarkets	40,593	04/30/2032
Loan	11	Lake Forest Gateway (37)	3.2%	3,229,136	3,966,727	972,958	2,993,769	15,542	97,138	2,881,090	Fee Simple			Phoenix Salon	8,055	08/31/2025
Loan	12	Portola Hotel & Spa	3.1%	18,295,764	29,609,124	23,961,009	5,648,116			5,648,116	Fee Simple			NAP	NAP	NAP
Loan	13	50 West Liberty	3.0%	5,724,803	5,296,077	1,802,777	3,493,299	48,890	389,395	3,055,015	Fee Simple			Renown Health	16,319	06/30/2025
Loan	14	Columbus Park Crossing South (37)	2.5%	2,502,680	3,055,154	508,304	2,546,851	19,602	70,000	2,457,249	Fee Simple			Kohl’s	88,550	01/31/2027
Loan	15	El Paseo Square (37)	2.4%	2,767,033	2,875,360	502,476	2,372,885	8,164	61,330	2,303,390	Fee Simple			Saks Fifth Avenue Off 5th	22,738	08/31/2026
Loan	16	Faudree Ranch (37)	2.2%	4,133,819	4,273,586	1,721,804	2,551,782	90,000		2,461,782	Fee Simple			NAP	NAP	NAP
Loan	17	LC Hamburg Farms	2.2%	3,086,727	3,194,678	1,163,523	2,031,155	66,300		1,964,855	Fee Simple			NAP	NAP	NAP
Loan	18	Oregon City Shopping Center	2.0%	3,123,395	3,708,886	931,413	2,777,472	49,580	249,383	2,478,510	Fee Simple			Coastal Farm & Home Supply	87,169	09/30/2029
Loan	19	City Crossing	1.8%	2,239,229	2,429,650	442,966	1,986,684	28,628	158,826	1,799,230	Fee Simple			Ross Dress for Less	30,038	01/31/2023
Loan	20	The Tides Building	1.8%	2,404,122	2,538,952	878,772	1,660,180	6,942		1,653,238	Fee Simple			Burke Williams	20,747	12/31/2018
Loan	21	El Paso Industrial Portfolio (37)	1.6%	2,429,254	2,953,435	1,061,181	1,892,254	212,074	111,952	1,568,228	Leasehold
Property	21.01	27 Spur Drive	0.4%								Leasehold	10/01/2033	Three, 10-year options	TMX Logistics	96,324	05/31/2020
Property	21.02	26 Walter Jones	0.2%								Leasehold	01/01/2037	Two, 10-year options	Continental Packaging	20,800	09/30/2019
Property	21.03	28 Walter Jones	0.2%								Leasehold	01/01/2037	Two, 10-year options	Nippon	39,351	03/31/2021
Property	21.04	25 Spur Drive	0.2%								Leasehold	10/01/2033	Three, 10-year options	Aries Freight Systems	89,421	04/30/2022
Property	21.05	28 Spur Drive	0.2%								Leasehold	10/01/2033	Three, 10-year options	EMO Trans Texas	39,104	01/31/2022
Property	21.06	24 Spur Drive	0.2%								Leasehold	10/01/2033	Three, 10-year options	Essex Group	40,021	08/31/2017
Property	21.07	40 Butterfield Trail	0.1%								Leasehold	10/01/2033	Three, 10-year options	Morrison Supply Company	33,339	11/10/2020
Property	21.08	42 Butterfield Trail	0.1%								Leasehold	10/01/2033	Three, 10-year options	Professional Packing System	36,419	04/30/2021
Property	21.09	28 Butterfield Trail	0.0%								Leasehold	10/01/2033	Three, 10-year options	ZE Case	10,800	12/31/2021
Loan	22	University Shopping Center	1.5%	1,787,196	2,280,057	704,056	1,576,001	30,641	92,224	1,453,137	Fee Simple			Hobby Lobby	60,000	08/31/2021
Loan	23	Santa Barbara Corporate Center	1.4%	1,599,621	2,338,310	889,301	1,449,010	22,105	126,212	1,300,692	Fee Simple			AT&T	20,054	02/28/2022
Loan	24	Hampton Inn Braintree	1.3%	4,874,789	4,965,176	3,189,198	1,775,978	198,607		1,577,371	Fee Simple			NAP	NAP	NAP
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	5,531,534	6,970,165	5,295,288	1,674,877			1,674,877	Fee Simple			NAP	NAP	NAP
Loan	26	2121 Ella Boulevard	1.1%	1,958,460	1,858,388	783,123	1,075,265	24,200		1,051,065	Fee Simple			NAP	NAP	NAP
Loan	27	Chateau at Flamingo	1.1%	1,314,960	1,380,504	457,685	922,819			922,819	Fee Simple			NAP	NAP	NAP
Loan	28	El Monte Self Storage	1.0%	1,555,530	1,501,068	483,614	1,017,455	18,142		999,313	Fee Simple			NAP	NAP	NAP
Loan	29	El Cajon Retail (37)	1.0%	1,091,811	1,461,123	440,267	1,020,856	15,066	55,606	950,185	Fee Simple			Big Lots	25,500	09/30/2018
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	3,440,240	3,576,181	2,175,617	1,400,564			1,400,564	Fee Simple			NAP	NAP	NAP
Loan	31	Long Meadow Farms	0.9%	1,139,666	1,518,162	471,050	1,047,113	10,186	64,988	971,939	Fee Simple			A+ Floors Kitchens Baths	4,650	09/30/2021
Loan	32	2215 Broadway	0.9%	1,334,802	1,268,062	359,862	908,200	9,916	76,454	821,831	Fee Simple			Golden Fox Venues Inc	24,773	01/31/2021
Loan	33	Main Street Square	0.7%	916,912	1,094,552	353,308	741,244	20,617	46,409	674,218	Fee Simple			Winn-Dixie	59,810	10/05/2023
Loan	34	Union Hotel - Brooklyn	0.6%	1,704,176	1,706,607	821,409	885,198	68,264		816,933	Fee Simple			NAP	NAP	NAP
Loan	35	Aethercomm Building	0.6%	702,917	667,771	20,033	647,738	7,178		640,560	Fee Simple			Aethercomm	47,850	05/31/2032
Loan	36	436 Bryant	0.6%	773,580	798,618	154,907	643,711	1,605	2,920	639,186	Fee Simple			Homebrew Management	2,727	04/30/2022
Loan	37	Royal Palm Square	0.4%	1,451,055	1,413,393	617,189	796,205	28,804	83,963	683,437	Fee Simple			Broadway Palm Dinner Theatre	36,464	03/31/2022
Loan	38	Andover Bay Apartments	0.4%	698,100	664,155	202,849	461,307	13,185		448,122	Fee Simple			NAP	NAP	NAP
Loan	39	8333 Royal Ridge	0.4%	615,208	860,395	320,004	540,392	9,262	72,602	458,528	Fee Simple			Berkshire Hathaway Automotive	33,765	03/31/2020
Loan	40	Regency Apartments	0.3%	777,035	730,412	353,730	376,683	26,408		350,275	Fee Simple			NAP	NAP	NAP
Loan	41	2800 Sprouse	0.3%	489,805	528,131	84,141	443,990	22,332	36,315	385,343	Fee Simple			NOVOLEX	148,877	09/11/2026
A-1-15

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool			Lease			Lease			Lease			Lease		Occupancy
Flag	ID	Property Name	Balance	2nd Largest Tenant (21)(22)(23)(24)	SF	Expiration	3rd Largest Tenant (21)(22)(23)(24)	SF	Expiration	4th Largest Tenant (20)	SF	Expiration	5th Largest Tenant	SF	Expiration	Occupancy (4)	As-of Date
Loan	1	245 Park Avenue (35)(36)	8.3%	JPMorgan Chase Bank, National Association	225,438	10/31/2022	Major League Baseball	220,565	10/31/2022	Angelo Gordon	113,405	05/31/2026	Rabobank	109,657	09/30/2026	91.1%	02/28/2017
Loan	2	Gateway Net Lease Portfolio (35)	7.5%													100.0%	06/05/2017
Property	2.01	BAE Facility	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.02	FedEx Ground (Stratford)	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.03	FedEx (Baltimore)	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.04	Harman Becker	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.05	GE Aviation (Lafayette)	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.06	GoDaddy	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.07	Carrier	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.08	Emerus	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.09	Cardinal Health	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.10	Tyco Electronics	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.11	FCA/Caterpillar	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.12	FedEx Ground (Staunton)	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.13	Quad Packaging (Proteus)	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.14	Quad Packaging (Transpak)	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.15	T-Mobile Call Center	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.17	Vatterott College	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.18	Comcast	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.19	Alfa Laval Plant	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.20	LKQ (New Braunfels)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.21	Hitachi	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.22	Cameron International	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.23	Alliance Data Systems Office	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.24	Synchrony Financial	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.25	Baxalta (Barry Pointe)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.26	Baxalta (Casselberry)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.27	Baxalta (Mounds View)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.28	Baxalta (Grand Rapids)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.29	Gerdau	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.30	Baxalta (Wausau)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.31	Baxalta (Springfield)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.32	LKQ (Salisbury)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.33	Baxalta (Ankeny)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.34	H&E Equipment Services (San Antonio)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.35	H&E Equipment Services (New Orleans)	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.36	GE Aviation (Pompano)	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.37	Saint-Gobain Warehouse	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.38	H&E Equipment Services (Columbia)	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.39	H&E Equipment Services (Yukon)	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.40	LKQ (Toledo)	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Property	2.41	H&E Equipment Services (Greer)	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/05/2017
Loan	3	Olympic Tower (35)(36)	7.1%	Richemont North America, Inc.	126,386	07/31/2028	Cartier	55,000	07/31/2037	MSD Capital, L.P.	43,979	03/31/2022	Versace U.S.A., Inc.	20,000	12/31/2023	98.8%	04/27/2017
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%													74.6%	03/31/2017
Property	4.01	Larkspur Landing Sunnyvale	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	83.8%	03/31/2017
Property	4.02	Larkspur Landing Milpitas	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	85.7%	03/31/2017
Property	4.03	Larkspur Landing Campbell	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.3%	03/31/2017
Property	4.04	Larkspur Landing San Francisco	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.9%	03/31/2017
Property	4.05	Larkspur Landing Pleasanton	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	82.9%	03/31/2017
Property	4.06	Larkspur Landing Bellevue	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	78.8%	03/31/2017
Property	4.07	Larkspur Landing Sacramento	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	83.0%	03/31/2017
Property	4.08	Hampton Inn Ann Arbor North	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	73.9%	03/31/2017
Property	4.09	Larkspur Landing Hillsboro	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	74.1%	03/31/2017
Property	4.10	Larkspur Landing Renton	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	80.3%	03/31/2017
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	78.3%	03/31/2017
Property	4.12	Residence Inn Toledo Maumee	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	81.7%	03/31/2017
Property	4.13	Residence Inn Williamsburg	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	73.0%	03/31/2017
Property	4.14	Hampton Inn Suites Waco South	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	77.7%	03/31/2017
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	72.9%	03/31/2017
Property	4.16	Courtyard Tyler	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	58.8%	03/31/2017
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	78.1%	03/31/2017
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	80.0%	03/31/2017
Property	4.19	Residence Inn Grand Rapids West	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	72.6%	03/31/2017
Property	4.20	Peoria, AZ Residence Inn	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	80.8%	03/31/2017
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	70.8%	03/31/2017
Property	4.22	Courtyard Chico	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.6%	03/31/2017
Property	4.23	Hampton Inn Suites Kokomo	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	77.9%	03/31/2017
Property	4.24	Hampton Inn Suites South Bend	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	69.9%	03/31/2017
Property	4.25	Courtyard Wichita Falls	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	77.4%	03/31/2017
Property	4.26	Hampton Inn Morehead	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	66.6%	03/31/2017
Property	4.27	Residence Inn Chico	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	88.0%	03/31/2017
Property	4.28	Courtyard Lufkin	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	64.9%	03/31/2017
Property	4.29	Hampton Inn Carlisle	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	76.1%	03/31/2017
Property	4.30	Springhill Suites Williamsburg	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	71.7%	03/31/2017
Property	4.31	Fairfield Inn Bloomington	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	87.1%	03/31/2017
Property	4.32	Waco Residence Inn	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	82.0%	03/31/2017
Property	4.33	Holiday Inn Express Fishers	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	67.1%	03/31/2017

A-1-16

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool			Lease			Lease			Lease			Lease		Occupancy
Flag	ID	Property Name	Balance	2nd Largest Tenant (21)(22)(23)(24)	SF	Expiration	3rd Largest Tenant (21)(22)(23)(24)	SF	Expiration	4th Largest Tenant (20)	SF	Expiration	5th Largest Tenant	SF	Expiration	Occupancy (4)	As-of Date
Property	4.34	Larkspur Landing Folsom	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	86.4%	03/31/2017
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	67.1%	03/31/2017
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	72.6%	03/31/2017
Property	4.37	Toledo Homewood Suites	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	82.2%	03/31/2017
Property	4.38	Grand Rapids Homewood Suites	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.1%	03/31/2017
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	74.6%	03/31/2017
Property	4.40	Fairfield Inn Laurel	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	79.9%	03/31/2017
Property	4.41	Courtyard Akron Stow	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	65.9%	03/31/2017
Property	4.42	Larkspur Landing Roseville	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	79.5%	03/31/2017
Property	4.43	Towneplace Suites Bloomington	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	89.1%	03/31/2017
Property	4.44	Hampton Inn Danville	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	80.0%	03/31/2017
Property	4.45	Holiday Inn Norwich	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	56.7%	03/31/2017
Property	4.46	Hampton Inn Suites Longview North	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	63.8%	03/31/2017
Property	4.47	Springhill Suites Peoria Westlake	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	63.3%	03/31/2017
Property	4.48	Hampton Inn Suites Buda	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	74.5%	03/31/2017
Property	4.49	Shawnee Hampton Inn	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	77.6%	03/31/2017
Property	4.50	Racine Fairfield Inn	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	68.6%	03/31/2017
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	75.6%	03/31/2017
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.0%	03/31/2017
Property	4.53	Westchase Homewood Suites	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	63.4%	03/31/2017
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	65.9%	03/31/2017
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	65.5%	03/31/2017
Property	4.56	Hampton Inn Sweetwater	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	62.9%	03/31/2017
Property	4.57	Comfort Suites Buda Austin South	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	76.8%	03/31/2017
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	63.4%	03/31/2017
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	67.4%	03/31/2017
Property	4.60	Comfort Inn & Suites Paris	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	67.4%	03/31/2017
Property	4.61	Hampton Inn Suites Decatur	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	64.6%	03/31/2017
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	66.5%	03/31/2017
Property	4.63	Mankato Fairfield Inn	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	58.0%	03/31/2017
Property	4.64	Candlewood Suites Texarkana	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	75.0%	03/31/2017
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	54.1%	03/31/2017
Loan	5	Vineyards at Forest Edge	6.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	92.9%	03/22/2017
Loan	6	211 Main Street (35)	5.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Loan	7	740 Madison (35)	4.4%	HNA Group	5,423	03/31/2022	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/01/2017
Loan	8	Wilmont	4.2%	Bank of Hope	95,897	03/31/2022	County of LA Public Health Department	14,730	12/05/2021	Cal-Kor Insurance Services	7,624	10/31/2018	Breakers Duluth, LLC	5,207	09/30/2025	80.3%	05/31/2017
Loan	9	iStar Leased Fee Portfolio (35)	4.0%													NAP	NAP
Property	9.01	Hilton Salt Lake	1.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.02	DoubleTree Seattle Airport	0.7%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.03	DoubleTree Mission Valley	0.7%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.04	One Ally Center	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.05	DoubleTree Sonoma	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.06	DoubleTree Durango	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.08	NASA/JPSS Headquarters	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.11	The Buckler Apartments	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	9.12	Lock-Up Self Storage Facility	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	10	Save Mart Portfolio (35)(37)	3.5%													100.0%	06/06/2017
Property	10.01	Lucky - San Francisco	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.02	Lucky - San Bruno	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.03	Lucky California - Daly City	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.04	Lucky - San Jose I	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.05	Lucky - San Jose II	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.06	Lucky - San Leandro	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.08	Lucky - Concord	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.09	FoodMaxx - Antioch	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.10	Lucky - Hollister	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.11	Save Mart - Modesto	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.13	Save Mart - Clovis	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.14	Save Mart - Grass Valley	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.15	FoodMaxx - Sacramento	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.16	Lucky - Hayward I	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.17	Save Mart - Auburn	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.18	Save Mart - Tracy	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.19	S-Mart - Lodi	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.20	Save Mart - Chico	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.21	Save Mart - Fresno I	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.22	Lucky - San Jose III	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.23	Save Mart - Roseville	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.24	Lucky - Vacaville I	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.25	Save Mart - Elk Grove	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.26	Save Mart - Fresno II	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.27	Lucky - Sand City	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.28	Lucky - Vacaville II	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017

A-1-17

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
Property			Initial Pool			Lease			Lease			Lease			Lease		Occupancy
Flag	ID	Property Name	Balance	2nd Largest Tenant (21)(22)(23)(24)	SF	Expiration	3rd Largest Tenant (21)(22)(23)(24)	SF	Expiration	4th Largest Tenant (20)	SF	Expiration	5th Largest Tenant	SF	Expiration	Occupancy (4)	As-of Date
Property	10.29	Lucky - Hayward	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.30	Save Mart - Kingsburg	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.31	Save Mart - Sacramento	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.32	Lucky - Santa Rosa	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Property	10.33	Save Mart - Jackson	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Loan	11	Lake Forest Gateway (37)	3.2%	Peppino’s	6,500	12/31/2025	Buffalo Wild Wings	6,272	10/31/2019	Sears	4,100	11/06/2021	IHOP	4,000	04/30/2036	96.5%	04/06/2017
Loan	12	Portola Hotel & Spa	3.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	64.8%	01/31/2017
Loan	13	50 West Liberty	3.0%	New York Life Insurance Co.	12,007	08/31/2023	Bank of America	11,104	08/31/2020	Noble Studios	9,670	09/30/2020	Parson Behle & Latimer	9,519	06/30/2020	84.2%	03/31/2017
Loan	14	Columbus Park Crossing South (37)	2.5%	Dick’s Sporting Goods	45,000	01/31/2018	TJ Maxx	30,000	03/31/2027	Petco	15,398	01/31/2028	Ulta Salon	8,800	06/30/2022	98.4%	04/12/2017
Loan	15	El Paseo Square (37)	2.4%	CODA Gallery	7,630	08/31/2021	Luna Grill	3,155	01/14/2027	Lululemon Athletica	3,153	01/31/2018	Orangetheory Fitness	3,144	04/30/2026	89.2%	04/20/2017
Loan	16	Faudree Ranch (37)	2.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	98.3%	04/11/2017
Loan	17	LC Hamburg Farms	2.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	95.9%	04/01/2017
Loan	18	Oregon City Shopping Center	2.0%	Rite Aid	33,784	07/31/2021	Fisherman’s Marine & Supply	32,850	01/31/2021	Ross Dress for Less	24,528	01/31/2024	Michaels	18,750	02/29/2020	100.0%	05/05/2017
Loan	19	City Crossing	1.8%	HomeGoods	22,873	08/31/2025	Michaels	20,400	02/28/2019	Old Navy	20,000	03/31/2019	Dollar Tree	15,600	06/30/2025	97.8%	03/21/2017
Loan	20	The Tides Building	1.8%	Blue LA	3,093	12/31/2025	Jamba Juice	1,495	03/31/2021	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/02/2017
Loan	21	El Paso Industrial Portfolio (37)	1.6%													89.5%	05/25/2017
Property	21.01	27 Spur Drive	0.4%	Lower Tier / GSA	23,890	01/31/2022	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	73.8%	05/25/2017
Property	21.02	26 Walter Jones	0.2%	JMF (Team Air Express)	16,026	07/31/2018	NCH Valasis	10,400	05/31/2019	Selected Brands	10,400	08/31/2019	Specialized Support Services	10,334	02/01/2019	72.8%	05/25/2017
Property	21.03	28 Walter Jones	0.2%	Elliott Tape	16,400	06/30/2017	ILS Supply	13,850	11/30/2017	Sunrise Packaging	10,400	02/18/2018	NAP	NAP	NAP	100.0%	05/25/2017
Property	21.04	25 Spur Drive	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/25/2017
Property	21.05	28 Spur Drive	0.2%	GCX Corporation	19,913	09/30/2019	A-1 Freeman	19,104	03/31/2018	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/25/2017
Property	21.06	24 Spur Drive	0.2%	Futuba	32,904	06/30/2017	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/25/2017
Property	21.07	40 Butterfield Trail	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/25/2017
Property	21.08	42 Butterfield Trail	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	96.7%	05/25/2017
Property	21.09	28 Butterfield Trail	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	05/25/2017
Loan	22	University Shopping Center	1.5%	Ross Dress for Less	30,187	01/31/2022	Big Lots	27,533	01/31/2020	Twin Liquors	12,467	06/30/2022	Petco	12,304	01/31/2020	100.0%	02/01/2017
Loan	23	Santa Barbara Corporate Center	1.4%	Agilysys, Inc	11,695	04/30/2019	Suneva Medical, Inc.	8,263	11/30/2017	Snyder Law	7,312	05/31/2024	S.B. Cottage Hospital	6,782	02/28/2022	98.3%	04/19/2017
Loan	24	Hampton Inn Braintree	1.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	84.9%	04/30/2017
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	69.5%	01/31/2017
Loan	26	2121 Ella Boulevard	1.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	94.2%	05/22/2017
Loan	27	Chateau at Flamingo	1.1%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	96.3%	04/17/2017
Loan	28	El Monte Self Storage	1.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	91.4%	02/28/2017
Loan	29	El Cajon Retail (37)	1.0%	Foodland Market	24,655	06/30/2025	Beauty Boutique, Inc	8,940	11/30/2020	Eco Laundry	4,500	10/31/2029	Rent-A-Center	4,030	04/30/2018	100.0%	04/17/2017
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	68.2%	03/31/2017
Loan	31	Long Meadow Farms	0.9%	Victor’s Mexican Restaurant	4,500	03/31/2026	Sammy’s Grille	4,300	02/28/2021	Sammy’s Steakhouse	4,300	12/31/2023	Snap Fitness	4,107	05/31/2021	95.6%	04/01/2017
Loan	32	2215 Broadway	0.9%	UpThere Inc.	7,500	06/30/2021	Fox Dream Presents, LLC	4,782	01/31/2021	DeepDyve, Inc.	1,707	12/31/2019	City of Redwood City	900	09/30/2019	100.0%	03/01/2017
Loan	33	Main Street Square	0.7%	Goodwill	13,500	09/30/2018	Humana Medical Plan, Inc.	7,640	01/31/2023	Kid’s World	6,000	08/31/2022	Florida Safety Council	3,865	08/31/2017	99.0%	03/24/2017
Loan	34	Union Hotel - Brooklyn	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	91.3%	03/31/2017
Loan	35	Aethercomm Building	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
Loan	36	436 Bryant	0.6%	Theorem Partners, LLC	2,727	01/31/2022	Onera, Inc.	2,569	02/28/2021	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	04/26/2017
Loan	37	Royal Palm Square	0.4%	Cosmetology Academy of Beauty, LLC	9,867	10/31/2023	Internal Medicine Associates	9,065	07/31/2020	Larson Educational Services	5,608	11/30/2018	Catch 22 Live Music & Sports	5,400	10/31/2022	94.9%	02/15/2017
Loan	38	Andover Bay Apartments	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	93.3%	03/14/2017
Loan	39	8333 Royal Ridge	0.4%	American Airlines Federal Credit Union	10,339	05/31/2028	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	01/27/2017
Loan	40	Regency Apartments	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	95.5%	04/20/2017
Loan	41	2800 Sprouse	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/06/2017
A-1-18

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront	Monthly
Property			Initial Pool	Replacement	Replacement	TI/LC	TI/LC	Tax	Tax
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(30)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)
Loan	1	245 Park Avenue (35)(36)	8.3%	47,738	47,738		Springing		3,878,518
Loan	2	Gateway Net Lease Portfolio (35)	7.5%		Springing		Springing		Springing
Property	2.01	BAE Facility	0.6%
Property	2.02	FedEx Ground (Stratford)	0.6%
Property	2.03	FedEx (Baltimore)	0.6%
Property	2.04	Harman Becker	0.4%
Property	2.05	GE Aviation (Lafayette)	0.4%
Property	2.06	GoDaddy	0.4%
Property	2.07	Carrier	0.4%
Property	2.08	Emerus	0.3%
Property	2.09	Cardinal Health	0.3%
Property	2.10	Tyco Electronics	0.3%
Property	2.11	FCA/Caterpillar	0.3%
Property	2.12	FedEx Ground (Staunton)	0.2%
Property	2.13	Quad Packaging (Proteus)	0.2%
Property	2.14	Quad Packaging (Transpak)	0.2%
Property	2.15	T-Mobile Call Center	0.2%
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%
Property	2.17	Vatterott College	0.2%
Property	2.18	Comcast	0.1%
Property	2.19	Alfa Laval Plant	0.1%
Property	2.20	LKQ (New Braunfels)	0.1%
Property	2.21	Hitachi	0.1%
Property	2.22	Cameron International	0.1%
Property	2.23	Alliance Data Systems Office	0.1%
Property	2.24	Synchrony Financial	0.1%
Property	2.25	Baxalta (Barry Pointe)	0.1%
Property	2.26	Baxalta (Casselberry)	0.1%
Property	2.27	Baxalta (Mounds View)	0.1%
Property	2.28	Baxalta (Grand Rapids)	0.1%
Property	2.29	Gerdau	0.1%
Property	2.30	Baxalta (Wausau)	0.1%
Property	2.31	Baxalta (Springfield)	0.1%
Property	2.32	LKQ (Salisbury)	0.1%
Property	2.33	Baxalta (Ankeny)	0.1%
Property	2.34	H&E Equipment Services (San Antonio)	0.1%
Property	2.35	H&E Equipment Services (New Orleans)	0.1%
Property	2.36	GE Aviation (Pompano)	0.0%
Property	2.37	Saint-Gobain Warehouse	0.0%
Property	2.38	H&E Equipment Services (Columbia)	0.0%
Property	2.39	H&E Equipment Services (Yukon)	0.0%
Property	2.40	LKQ (Toledo)	0.0%
Property	2.41	H&E Equipment Services (Greer)	0.0%
Loan	3	Olympic Tower (35)(36)	7.1%	25,989,597	Springing	21,357,936	Springing		Springing
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%		The greater of (i) 4.0% of gross revenues for the month which occurred two months prior and (ii) any amount required under any Franchise Agreement for FF&E Work				Springing
Property	4.01	Larkspur Landing Sunnyvale	0.4%
Property	4.02	Larkspur Landing Milpitas	0.4%
Property	4.03	Larkspur Landing Campbell	0.3%
Property	4.04	Larkspur Landing San Francisco	0.3%
Property	4.05	Larkspur Landing Pleasanton	0.2%
Property	4.06	Larkspur Landing Bellevue	0.2%
Property	4.07	Larkspur Landing Sacramento	0.2%
Property	4.08	Hampton Inn Ann Arbor North	0.2%
Property	4.09	Larkspur Landing Hillsboro	0.2%
Property	4.10	Larkspur Landing Renton	0.2%
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%
Property	4.12	Residence Inn Toledo Maumee	0.2%
Property	4.13	Residence Inn Williamsburg	0.1%
Property	4.14	Hampton Inn Suites Waco South	0.1%
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%
Property	4.16	Courtyard Tyler	0.1%
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%
Property	4.19	Residence Inn Grand Rapids West	0.1%
Property	4.20	Peoria, AZ Residence Inn	0.1%
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%
Property	4.22	Courtyard Chico	0.1%
Property	4.23	Hampton Inn Suites Kokomo	0.1%
Property	4.24	Hampton Inn Suites South Bend	0.1%
Property	4.25	Courtyard Wichita Falls	0.1%
Property	4.26	Hampton Inn Morehead	0.1%
Property	4.27	Residence Inn Chico	0.1%
Property	4.28	Courtyard Lufkin	0.1%
Property	4.29	Hampton Inn Carlisle	0.1%
Property	4.30	Springhill Suites Williamsburg	0.1%
Property	4.31	Fairfield Inn Bloomington	0.1%
Property	4.32	Waco Residence Inn	0.1%
Property	4.33	Holiday Inn Express Fishers	0.1%

A-1-19

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront	Monthly
Property			Initial Pool	Replacement	Replacement	TI/LC	TI/LC	Tax	Tax
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(30)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)
Property	4.34	Larkspur Landing Folsom	0.1%
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%
Property	4.36	Holiday Inn Express & Suites Paris	0.1%
Property	4.37	Toledo Homewood Suites	0.1%
Property	4.38	Grand Rapids Homewood Suites	0.1%
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%
Property	4.40	Fairfield Inn Laurel	0.1%
Property	4.41	Courtyard Akron Stow	0.1%
Property	4.42	Larkspur Landing Roseville	0.1%
Property	4.43	Towneplace Suites Bloomington	0.1%
Property	4.44	Hampton Inn Danville	0.1%
Property	4.45	Holiday Inn Norwich	0.1%
Property	4.46	Hampton Inn Suites Longview North	0.1%
Property	4.47	Springhill Suites Peoria Westlake	0.1%
Property	4.48	Hampton Inn Suites Buda	0.1%
Property	4.49	Shawnee Hampton Inn	0.1%
Property	4.50	Racine Fairfield Inn	0.1%
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%
Property	4.53	Westchase Homewood Suites	0.1%
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%
Property	4.56	Hampton Inn Sweetwater	0.1%
Property	4.57	Comfort Suites Buda Austin South	0.0%
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%
Property	4.59	Holiday Inn Express & Suites Altus	0.0%
Property	4.60	Comfort Inn & Suites Paris	0.0%
Property	4.61	Hampton Inn Suites Decatur	0.0%
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%
Property	4.63	Mankato Fairfield Inn	0.0%
Property	4.64	Candlewood Suites Texarkana	0.0%
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%
Loan	5	Vineyards at Forest Edge	6.0%		26,593			491,461	98,292
Loan	6	211 Main Street (35)	5.3%		Springing		Springing		Springing
Loan	7	740 Madison (35)	4.4%					2,595,218	Springing
Loan	8	Wilmont	4.2%		8,372		50,233	32,436	10,812
Loan	9	iStar Leased Fee Portfolio (35)	4.0%						Springing
Property	9.01	Hilton Salt Lake	1.0%
Property	9.02	DoubleTree Seattle Airport	0.7%
Property	9.03	DoubleTree Mission Valley	0.7%
Property	9.04	One Ally Center	0.6%
Property	9.05	DoubleTree Sonoma	0.3%
Property	9.06	DoubleTree Durango	0.3%
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%
Property	9.08	NASA/JPSS Headquarters	0.1%
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%
Property	9.11	The Buckler Apartments	0.1%
Property	9.12	Lock-Up Self Storage Facility	0.0%
Loan	10	Save Mart Portfolio (35)(37)	3.5%		Springing		Springing		Springing
Property	10.01	Lucky - San Francisco	0.2%
Property	10.02	Lucky - San Bruno	0.2%
Property	10.03	Lucky California - Daly City	0.2%
Property	10.04	Lucky - San Jose I	0.2%
Property	10.05	Lucky - San Jose II	0.1%
Property	10.06	Lucky - San Leandro	0.1%
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%
Property	10.08	Lucky - Concord	0.1%
Property	10.09	FoodMaxx - Antioch	0.1%
Property	10.10	Lucky - Hollister	0.1%
Property	10.11	Save Mart - Modesto	0.1%
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%
Property	10.13	Save Mart - Clovis	0.1%
Property	10.14	Save Mart - Grass Valley	0.1%
Property	10.15	FoodMaxx - Sacramento	0.1%
Property	10.16	Lucky - Hayward I	0.1%
Property	10.17	Save Mart - Auburn	0.1%
Property	10.18	Save Mart - Tracy	0.1%
Property	10.19	S-Mart - Lodi	0.1%
Property	10.20	Save Mart - Chico	0.1%
Property	10.21	Save Mart - Fresno I	0.1%
Property	10.22	Lucky - San Jose III	0.1%
Property	10.23	Save Mart - Roseville	0.1%
Property	10.24	Lucky - Vacaville I	0.1%
Property	10.25	Save Mart - Elk Grove	0.1%
Property	10.26	Save Mart - Fresno II	0.1%
Property	10.27	Lucky - Sand City	0.1%
Property	10.28	Lucky - Vacaville II	0.1%

A-1-20

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront	Monthly
Property			Initial Pool	Replacement	Replacement	TI/LC	TI/LC	Tax	Tax
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(30)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)
Property	10.29	Lucky - Hayward	0.1%
Property	10.30	Save Mart - Kingsburg	0.1%
Property	10.31	Save Mart - Sacramento	0.1%
Property	10.32	Lucky - Santa Rosa	0.0%
Property	10.33	Save Mart - Jackson	0.0%
Loan	11	Lake Forest Gateway (37)	3.2%		1,295		10,381	25,720	12,860
Loan	12	Portola Hotel & Spa	3.1%	112,764	4.0% of gross revenues for the calendar month which occurred two months prior				Springing
Loan	13	50 West Liberty	3.0%		4,855		29,130	32,667	32,512
Loan	14	Columbus Park Crossing South (37)	2.5%		2,262	300,000	25,000	75,574	12,596
Loan	15	El Paseo Square (37)	2.4%		928	500,000	Springing	29,945	14,972
Loan	16	Faudree Ranch (37)	2.2%		7,500			219,060	47,323
Loan	17	LC Hamburg Farms	2.2%	5,525	5,525			203,764	33,961
Loan	18	Oregon City Shopping Center	2.0%		4,132		20,658	182,549	22,819
Loan	19	City Crossing	1.8%	2,444	2,444	14,314	14,314	62,164	12,433
Loan	20	The Tides Building	1.8%		578	1,000,000	2,111	126,096	25,219
Loan	21	El Paso Industrial Portfolio (37)	1.6%		19,567	250,000	9,329	186,699	31,117
Property	21.01	27 Spur Drive	0.4%
Property	21.02	26 Walter Jones	0.2%
Property	21.03	28 Walter Jones	0.2%
Property	21.04	25 Spur Drive	0.2%
Property	21.05	28 Spur Drive	0.2%
Property	21.06	24 Spur Drive	0.2%
Property	21.07	40 Butterfield Trail	0.1%
Property	21.08	42 Butterfield Trail	0.1%
Property	21.09	28 Butterfield Trail	0.0%
Loan	22	University Shopping Center	1.5%	2,837	2,837	6,250	6,250	104,113	34,704
Loan	23	Santa Barbara Corporate Center	1.4%		1,842	370,000	Springing	56,735	14,184
Loan	24	Hampton Inn Braintree	1.3%		Greater of (i) 2.0% of prior month’s revenues through 6/6/2018, 3.0% of prior month’s revenues from 7/6/2018 to 6/6/2019, 4.0% of prior month’s revenues thereafter and (ii) any amount required under Franchise Agreement for FF&E Work			51,593	12,898
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	250,000	4.0% of gross revenues for the calendar month which occurred two months prior			66,082	13,216
Loan	26	2121 Ella Boulevard	1.1%	2,017	2,017			199,149	33,191
Loan	27	Chateau at Flamingo	1.1%	450,000	2,833			53,436	5,337
Loan	28	El Monte Self Storage	1.0%		1,512			13,233	13,233
Loan	29	El Cajon Retail (37)	1.0%		1,255		4,634	23,521	11,760
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	11,921	4.0% of gross revenues for the calendar month which occurred two months prior			76,488	7,649
Loan	31	Long Meadow Farms	0.9%	842	842	5,417	5,417	71,644	11,941
Loan	32	2215 Broadway	0.9%		826		4,958	23,647	4,729
Loan	33	Main Street Square	0.7%	1,718	1,718	9,042	9,042	66,288	9,470
Loan	34	Union Hotel - Brooklyn	0.6%		Greater of (i) 3.0% of prior month’s revenues through 6/6/2020, 4.0% of prior month’s revenues thereafter, (ii) amount required by Management Agreement and (iii) any amount required under Franchise Agreement for FF&E Work			21,765	3,109
Loan	35	Aethercomm Building	0.6%		598			55,286	18,429
Loan	36	436 Bryant	0.6%		134	250,000	Springing	4,157	4,157
Loan	37	Royal Palm Square	0.4%	2,400	2,400	100,000	18,002	113,544	14,193
Loan	38	Andover Bay Apartments	0.4%		974			16,426	2,738
Loan	39	8333 Royal Ridge	0.4%		772		6,576	9,593	9,593
Loan	40	Regency Apartments	0.3%		2,200			137,235	15,592
Loan	41	2800 Sprouse	0.3%		1,241		2,977	3,638	3,638
A-1-21

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Upfront	Monthly	Other
Property			Initial Pool	Insurance	Insurance	Engineering	Other	Other	Reserves
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(29)(31)	Reserve($) (27)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Description
Loan	1	245 Park Avenue (35)(36)	8.3%	227,000	113,500		11,431,608		Outstanding Rollover/Free Rent Reserve
Loan	2	Gateway Net Lease Portfolio (35)	7.5%		Springing		10,720,000	Springing	Earnout Reserve (Upfront: 10,720,000); Ground Lease Reserve (Monthly: Springing)
Property	2.01	BAE Facility	0.6%
Property	2.02	FedEx Ground (Stratford)	0.6%
Property	2.03	FedEx (Baltimore)	0.6%
Property	2.04	Harman Becker	0.4%
Property	2.05	GE Aviation (Lafayette)	0.4%
Property	2.06	GoDaddy	0.4%
Property	2.07	Carrier	0.4%
Property	2.08	Emerus	0.3%
Property	2.09	Cardinal Health	0.3%
Property	2.10	Tyco Electronics	0.3%
Property	2.11	FCA/Caterpillar	0.3%
Property	2.12	FedEx Ground (Staunton)	0.2%
Property	2.13	Quad Packaging (Proteus)	0.2%
Property	2.14	Quad Packaging (Transpak)	0.2%
Property	2.15	T-Mobile Call Center	0.2%
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%
Property	2.17	Vatterott College	0.2%
Property	2.18	Comcast	0.1%
Property	2.19	Alfa Laval Plant	0.1%
Property	2.20	LKQ (New Braunfels)	0.1%
Property	2.21	Hitachi	0.1%
Property	2.22	Cameron International	0.1%
Property	2.23	Alliance Data Systems Office	0.1%
Property	2.24	Synchrony Financial	0.1%
Property	2.25	Baxalta (Barry Pointe)	0.1%
Property	2.26	Baxalta (Casselberry)	0.1%
Property	2.27	Baxalta (Mounds View)	0.1%
Property	2.28	Baxalta (Grand Rapids)	0.1%
Property	2.29	Gerdau	0.1%
Property	2.30	Baxalta (Wausau)	0.1%
Property	2.31	Baxalta (Springfield)	0.1%
Property	2.32	LKQ (Salisbury)	0.1%
Property	2.33	Baxalta (Ankeny)	0.1%
Property	2.34	H&E Equipment Services (San Antonio)	0.1%
Property	2.35	H&E Equipment Services (New Orleans)	0.1%
Property	2.36	GE Aviation (Pompano)	0.0%
Property	2.37	Saint-Gobain Warehouse	0.0%
Property	2.38	H&E Equipment Services (Columbia)	0.0%
Property	2.39	H&E Equipment Services (Yukon)	0.0%
Property	2.40	LKQ (Toledo)	0.0%
Property	2.41	H&E Equipment Services (Greer)	0.0%
Loan	3	Olympic Tower (35)(36)	7.1%	298,431	Springing		13,997,581	Springing	Free Rent Reserve (Upfront: 11,843,236); Ground Rent Reserve (Upfront: 2,154,345; Monthly: 153,680); Condominium Reserve (Monthly: Springing)
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%		Springing		12,268,991	Springing	Larkspur Landing Capital Work Reserve (Upfront: 6,385,000); Capital Work Reserve (Upfront: 5,883,991; Future one-time deposit: Springing); Ground Rent Reserve (Monthly: Springing)
Property	4.01	Larkspur Landing Sunnyvale	0.4%
Property	4.02	Larkspur Landing Milpitas	0.4%
Property	4.03	Larkspur Landing Campbell	0.3%
Property	4.04	Larkspur Landing San Francisco	0.3%
Property	4.05	Larkspur Landing Pleasanton	0.2%
Property	4.06	Larkspur Landing Bellevue	0.2%
Property	4.07	Larkspur Landing Sacramento	0.2%
Property	4.08	Hampton Inn Ann Arbor North	0.2%
Property	4.09	Larkspur Landing Hillsboro	0.2%
Property	4.10	Larkspur Landing Renton	0.2%
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%
Property	4.12	Residence Inn Toledo Maumee	0.2%
Property	4.13	Residence Inn Williamsburg	0.1%
Property	4.14	Hampton Inn Suites Waco South	0.1%
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%
Property	4.16	Courtyard Tyler	0.1%
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%
Property	4.19	Residence Inn Grand Rapids West	0.1%
Property	4.20	Peoria, AZ Residence Inn	0.1%
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%
Property	4.22	Courtyard Chico	0.1%
Property	4.23	Hampton Inn Suites Kokomo	0.1%
Property	4.24	Hampton Inn Suites South Bend	0.1%
Property	4.25	Courtyard Wichita Falls	0.1%
Property	4.26	Hampton Inn Morehead	0.1%
Property	4.27	Residence Inn Chico	0.1%
Property	4.28	Courtyard Lufkin	0.1%
Property	4.29	Hampton Inn Carlisle	0.1%
Property	4.30	Springhill Suites Williamsburg	0.1%
Property	4.31	Fairfield Inn Bloomington	0.1%
Property	4.32	Waco Residence Inn	0.1%
Property	4.33	Holiday Inn Express Fishers	0.1%

A-1-22

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Upfront	Monthly	Other
Property			Initial Pool	Insurance	Insurance	Engineering	Other	Other	Reserves
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(29)(31)	Reserve($) (27)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Description
Property	4.34	Larkspur Landing Folsom	0.1%
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%
Property	4.36	Holiday Inn Express & Suites Paris	0.1%
Property	4.37	Toledo Homewood Suites	0.1%
Property	4.38	Grand Rapids Homewood Suites	0.1%
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%
Property	4.40	Fairfield Inn Laurel	0.1%
Property	4.41	Courtyard Akron Stow	0.1%
Property	4.42	Larkspur Landing Roseville	0.1%
Property	4.43	Towneplace Suites Bloomington	0.1%
Property	4.44	Hampton Inn Danville	0.1%
Property	4.45	Holiday Inn Norwich	0.1%
Property	4.46	Hampton Inn Suites Longview North	0.1%
Property	4.47	Springhill Suites Peoria Westlake	0.1%
Property	4.48	Hampton Inn Suites Buda	0.1%
Property	4.49	Shawnee Hampton Inn	0.1%
Property	4.50	Racine Fairfield Inn	0.1%
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%
Property	4.53	Westchase Homewood Suites	0.1%
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%
Property	4.56	Hampton Inn Sweetwater	0.1%
Property	4.57	Comfort Suites Buda Austin South	0.0%
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%
Property	4.59	Holiday Inn Express & Suites Altus	0.0%
Property	4.60	Comfort Inn & Suites Paris	0.0%
Property	4.61	Hampton Inn Suites Decatur	0.0%
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%
Property	4.63	Mankato Fairfield Inn	0.0%
Property	4.64	Candlewood Suites Texarkana	0.0%
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%
Loan	5	Vineyards at Forest Edge	6.0%		Springing	40,000
Loan	6	211 Main Street (35)	5.3%		Springing
Loan	7	740 Madison (35)	4.4%		Springing		7,190,000	Springing	Debt Service Reserve (Upfront: 5,190,000; Future one-time deposit: Springing); Rent Credit Reserve (Upfront: 2,000,000)
Loan	8	Wilmont	4.2%		Springing	18,750	750,322	Springing	LADMH Lease Reserve (Upfront: 728,528); Rent Abatement Reserve (Upfront: 21,794); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	9	iStar Leased Fee Portfolio (35)	4.0%		Springing			Springing	Ground Rent Reserve (Monthly: Springing); DSC Cure Reserve (One-time deposit: Springing); Cash Collateral Reserve (One-time deposit: Springing); Default Cure Collateral Reserve (One-time deposit: Springing)
Property	9.01	Hilton Salt Lake	1.0%
Property	9.02	DoubleTree Seattle Airport	0.7%
Property	9.03	DoubleTree Mission Valley	0.7%
Property	9.04	One Ally Center	0.6%
Property	9.05	DoubleTree Sonoma	0.3%
Property	9.06	DoubleTree Durango	0.3%
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%
Property	9.08	NASA/JPSS Headquarters	0.1%
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%
Property	9.11	The Buckler Apartments	0.1%
Property	9.12	Lock-Up Self Storage Facility	0.0%
Loan	10	Save Mart Portfolio (35)(37)	3.5%		Springing	746,551	369,436	Springing	Environmental Work Reserve (Upfront: 331,035); Environmental Insurance Reserve (Upfront: 38,401); Material Tenant Rollover Reserve (Springing Monthly: Excess Cash Flow); Estate Tax Reserve (One-time deposit: Springing)
Property	10.01	Lucky - San Francisco	0.2%
Property	10.02	Lucky - San Bruno	0.2%
Property	10.03	Lucky California - Daly City	0.2%
Property	10.04	Lucky - San Jose I	0.2%
Property	10.05	Lucky - San Jose II	0.1%
Property	10.06	Lucky - San Leandro	0.1%
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%
Property	10.08	Lucky - Concord	0.1%
Property	10.09	FoodMaxx - Antioch	0.1%
Property	10.10	Lucky - Hollister	0.1%
Property	10.11	Save Mart - Modesto	0.1%
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%
Property	10.13	Save Mart - Clovis	0.1%
Property	10.14	Save Mart - Grass Valley	0.1%
Property	10.15	FoodMaxx - Sacramento	0.1%
Property	10.16	Lucky - Hayward I	0.1%
Property	10.17	Save Mart - Auburn	0.1%
Property	10.18	Save Mart - Tracy	0.1%
Property	10.19	S-Mart - Lodi	0.1%
Property	10.20	Save Mart - Chico	0.1%
Property	10.21	Save Mart - Fresno I	0.1%
Property	10.22	Lucky - San Jose III	0.1%
Property	10.23	Save Mart - Roseville	0.1%
Property	10.24	Lucky - Vacaville I	0.1%
Property	10.25	Save Mart - Elk Grove	0.1%
Property	10.26	Save Mart - Fresno II	0.1%
Property	10.27	Lucky - Sand City	0.1%
Property	10.28	Lucky - Vacaville II	0.1%

A-1-23

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Upfront	Monthly	Other
Property			Initial Pool	Insurance	Insurance	Engineering	Other	Other	Reserves
Flag	ID	Property Name	Balance	Reserves($) (27)(31)	Reserves ($) (28)(29)(31)	Reserve($) (27)(31)	Reserves ($) (27)(31)	Reserves ($) (28)(29)(31)	Description
Property	10.29	Lucky - Hayward	0.1%
Property	10.30	Save Mart - Kingsburg	0.1%
Property	10.31	Save Mart - Sacramento	0.1%
Property	10.32	Lucky - Santa Rosa	0.0%
Property	10.33	Save Mart - Jackson	0.0%
Loan	11	Lake Forest Gateway (37)	3.2%		Springing		344,478		Lemon Tree Reserve (Upfront: 183,488); AT&T Reserve (Upfront: 160,990)
Loan	12	Portola Hotel & Spa	3.1%		Springing		119,477	17,069	Space Rent Reserve (Upfront: 119,477; Monthly: 17,609)
Loan	13	50 West Liberty	3.0%		Springing	13,375	684,048		Anytime Fitness Reserve (Upfront: 421,024); Free Rent Reserve (Upfront: 172,738); Approved Leasing Expenses Reserve (Upfront: 90,286)
Loan	14	Columbus Park Crossing South (37)	2.5%		Springing		151,636	Springing	Upfront Leasing Reserve (Upfront: 151,636); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	15	El Paseo Square (37)	2.4%		Springing		814,425	Springing	Additional Lease Reserve (Upfront: 814,425); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	16	Faudree Ranch (37)	2.2%	1,116	1,116
Loan	17	LC Hamburg Farms	2.2%		Springing	41,250
Loan	18	Oregon City Shopping Center	2.0%		Springing
Loan	19	City Crossing	1.8%	19,654	2,808
Loan	20	The Tides Building	1.8%	3,693	1,847		108,033	Springing	Free Rent Reserve (Upfront: 108,033.31); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	21	El Paso Industrial Portfolio (37)	1.6%		Springing		422,147	Springing	GSA Lease Reserve (Upfront: 260,854); Ground Rent Reserve (Upfront: 79,293; Monthly: Springing); Aries Freight Lease Reserve (Upfront: 82,000); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Property	21.01	27 Spur Drive	0.4%
Property	21.02	26 Walter Jones	0.2%
Property	21.03	28 Walter Jones	0.2%
Property	21.04	25 Spur Drive	0.2%
Property	21.05	28 Spur Drive	0.2%
Property	21.06	24 Spur Drive	0.2%
Property	21.07	40 Butterfield Trail	0.1%
Property	21.08	42 Butterfield Trail	0.1%
Property	21.09	28 Butterfield Trail	0.0%
Loan	22	University Shopping Center	1.5%		Springing
Loan	23	Santa Barbara Corporate Center	1.4%		Springing	438	102,325	Springing	Free Rent Reserve (Upfront: 76,820); Approved Leasing Expenses Reserve (Upfront: 14,390); Snyder Lease Reserve (Upfront: 11,114); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	24	Hampton Inn Braintree	1.3%		Springing		2,816,808		PIP Reserve (Upfront: 2,816,808)
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%		Springing		445,000	Springing	Franchise Repair Reserve (Upfront: 445,000); PIP Reserve (Monthly: Springing)
Loan	26	2121 Ella Boulevard	1.1%		Springing		400,000		Accretive Reserve
Loan	27	Chateau at Flamingo	1.1%		Springing	6,663
Loan	28	El Monte Self Storage	1.0%		Springing
Loan	29	El Cajon Retail (37)	1.0%		Springing
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%		Springing		122,393	Springing	PIP Reserve (Upfront: 122,393; Monthly: Springing)
Loan	31	Long Meadow Farms	0.9%		Springing
Loan	32	2215 Broadway	0.9%		Springing	30,625		Springing	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	33	Main Street Square	0.7%		Springing		225,249		Roof Reserve (Upfront: 165,275); Outstanding Free Rent Reserve (Upfront: 48,474); Winn-Dixie Work Reserve (Upfront: 11,500)
Loan	34	Union Hotel - Brooklyn	0.6%	6,973	3,487	3,000	28,808	9,602	Seasonal Working Capital Reserve (Upfront: 28,808; Monthly: 9,602); PIP Reserve (Springing Monthly: Excess Cash Flow)
Loan	35	Aethercomm Building	0.6%		Springing			Springing	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	36	436 Bryant	0.6%	1,048	1,048
Loan	37	Royal Palm Square	0.4%	59,336	7,417	9,375
Loan	38	Andover Bay Apartments	0.4%	7,774	1,944
Loan	39	8333 Royal Ridge	0.4%	599	599			Springing	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
Loan	40	Regency Apartments	0.3%	4,188	2,094	9,438
Loan	41	2800 Sprouse	0.3%		Springing		334,740	Springing	Roof Repair Reserve (Upfront: 334,740); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)
A-1-24

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Environmental
Property			Initial Pool	Report	Engineering	Loan
Flag	ID	Property Name	Balance	Date (32)	Report Date	Purpose	Sponsor	Guarantor (26)(33)(34)
Loan	1	245 Park Avenue (35)(36)	8.3%	04/19/2017	04/20/2017	Acquisition	181 West Madison Holding LLC	181 West Madison Holding LLC
Loan	2	Gateway Net Lease Portfolio (35)	7.5%	Various	Various	Acquisition	ETCL Venture LP	NAP
Property	2.01	BAE Facility	0.6%	04/11/2017	02/22/2017
Property	2.02	FedEx Ground (Stratford)	0.6%	03/07/2017	02/24/2017
Property	2.03	FedEx (Baltimore)	0.6%	03/08/2017	04/07/2017
Property	2.04	Harman Becker	0.4%	04/11/2017	04/07/2017
Property	2.05	GE Aviation (Lafayette)	0.4%	04/11/2017	02/22/2017
Property	2.06	GoDaddy	0.4%	04/11/2017	04/07/2017
Property	2.07	Carrier	0.4%	04/21/2017	02/22/2017
Property	2.08	Emerus	0.3%	04/11/2017	03/31/2017
Property	2.09	Cardinal Health	0.3%	03/08/2017	04/07/2017
Property	2.10	Tyco Electronics	0.3%	04/11/2017	02/22/2017
Property	2.11	FCA/Caterpillar	0.3%	04/11/2017	04/07/2017
Property	2.12	FedEx Ground (Staunton)	0.2%	04/11/2017	04/21/2017
Property	2.13	Quad Packaging (Proteus)	0.2%	04/11/2017	04/07/2017
Property	2.14	Quad Packaging (Transpak)	0.2%	04/11/2017	04/07/2017
Property	2.15	T-Mobile Call Center	0.2%	04/11/2017	04/07/2017
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%	04/11/2017	04/07/2017
Property	2.17	Vatterott College	0.2%	04/11/2017	04/07/2017
Property	2.18	Comcast	0.1%	04/11/2017	04/07/2017
Property	2.19	Alfa Laval Plant	0.1%	04/11/2017	04/07/2017
Property	2.20	LKQ (New Braunfels)	0.1%	04/11/2017	02/22/2017
Property	2.21	Hitachi	0.1%	04/11/2017	04/07/2017
Property	2.22	Cameron International	0.1%	03/08/2017	04/07/2017
Property	2.23	Alliance Data Systems Office	0.1%	03/08/2017	04/07/2017
Property	2.24	Synchrony Financial	0.1%	03/06/2017	04/07/2017
Property	2.25	Baxalta (Barry Pointe)	0.1%	04/11/2017	NAP
Property	2.26	Baxalta (Casselberry)	0.1%	04/11/2017	NAP
Property	2.27	Baxalta (Mounds View)	0.1%	04/11/2017	04/07/2017
Property	2.28	Baxalta (Grand Rapids)	0.1%	04/11/2017	04/07/2017
Property	2.29	Gerdau	0.1%	03/07/2017	04/07/2017
Property	2.30	Baxalta (Wausau)	0.1%	04/11/2017	04/07/2017
Property	2.31	Baxalta (Springfield)	0.1%	04/11/2017	04/07/2017
Property	2.32	LKQ (Salisbury)	0.1%	03/08/2017	04/07/2017
Property	2.33	Baxalta (Ankeny)	0.1%	04/21/2017	04/07/2017
Property	2.34	H&E Equipment Services (San Antonio)	0.1%	04/11/2017	04/07/2017
Property	2.35	H&E Equipment Services (New Orleans)	0.1%	03/07/2017	04/07/2017
Property	2.36	GE Aviation (Pompano)	0.0%	03/07/2017	04/07/2017
Property	2.37	Saint-Gobain Warehouse	0.0%	04/11/2017	04/07/2017
Property	2.38	H&E Equipment Services (Columbia)	0.0%	04/11/2017	04/07/2017
Property	2.39	H&E Equipment Services (Yukon)	0.0%	04/21/2017	04/07/2017
Property	2.40	LKQ (Toledo)	0.0%	03/08/2017	04/07/2017
Property	2.41	H&E Equipment Services (Greer)	0.0%	04/11/2017	04/07/2017
Loan	3	Olympic Tower (35)(36)	7.1%	03/21/2017	03/20/2017	Refinance	OMERS Administration Corporation; Crown Olympic Partners LLC	OPG Investment Holdings (US), LLC; Crown Retail Services LLC; Centurian Management Corporation; Crown 600 Broadway LLC
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%	Various	Various	Refinance	SCG Hotel Investors Holdings, L.P.	SCG Hotel Investors Holdings, L.P.
Property	4.01	Larkspur Landing Sunnyvale	0.4%	04/26/2017	04/28/2017
Property	4.02	Larkspur Landing Milpitas	0.4%	04/19/2017	04/28/2017
Property	4.03	Larkspur Landing Campbell	0.3%	04/19/2017	04/28/2017
Property	4.04	Larkspur Landing San Francisco	0.3%	04/26/2017	04/28/2017
Property	4.05	Larkspur Landing Pleasanton	0.2%	04/27/2017	04/28/2017
Property	4.06	Larkspur Landing Bellevue	0.2%	04/21/2017	04/28/2017
Property	4.07	Larkspur Landing Sacramento	0.2%	04/21/2017	04/28/2017
Property	4.08	Hampton Inn Ann Arbor North	0.2%	04/28/2017	04/28/2017
Property	4.09	Larkspur Landing Hillsboro	0.2%	04/19/2017	04/28/2017
Property	4.10	Larkspur Landing Renton	0.2%	04/26/2017	04/28/2017
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	04/04/2017	04/07/2017
Property	4.12	Residence Inn Toledo Maumee	0.2%	04/20/2017	04/28/2017
Property	4.13	Residence Inn Williamsburg	0.1%	04/28/2017	04/24/2017
Property	4.14	Hampton Inn Suites Waco South	0.1%	04/05/2017	04/07/2017
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	04/25/2017	04/28/2017
Property	4.16	Courtyard Tyler	0.1%	03/29/2017	04/07/2017
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	04/20/2017	04/28/2017
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%	04/18/2017	04/28/2017
Property	4.19	Residence Inn Grand Rapids West	0.1%	04/19/2017	04/28/2017
Property	4.20	Peoria, AZ Residence Inn	0.1%	04/08/2017	04/07/2017
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%	04/28/2017	04/28/2017
Property	4.22	Courtyard Chico	0.1%	04/21/2017	04/28/2017
Property	4.23	Hampton Inn Suites Kokomo	0.1%	04/17/2017	04/28/2017
Property	4.24	Hampton Inn Suites South Bend	0.1%	04/21/2017	04/28/2017
Property	4.25	Courtyard Wichita Falls	0.1%	04/02/2017	04/07/2017
Property	4.26	Hampton Inn Morehead	0.1%	04/19/2017	04/28/2017
Property	4.27	Residence Inn Chico	0.1%	04/19/2017	04/28/2017
Property	4.28	Courtyard Lufkin	0.1%	04/03/2017	04/07/2017
Property	4.29	Hampton Inn Carlisle	0.1%	04/25/2017	04/28/2017
Property	4.30	Springhill Suites Williamsburg	0.1%	04/21/2017	04/25/2017
Property	4.31	Fairfield Inn Bloomington	0.1%	04/20/2017	04/28/2017
Property	4.32	Waco Residence Inn	0.1%	04/11/2017	04/07/2017
Property	4.33	Holiday Inn Express Fishers	0.1%	04/26/2017	04/28/2017

A-1-25

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Environmental
Property			Initial Pool	Report	Engineering	Loan
Flag	ID	Property Name	Balance	Date (32)	Report Date	Purpose	Sponsor	Guarantor (26)(33)(34)
Property	4.34	Larkspur Landing Folsom	0.1%	04/28/2017	04/28/2017
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%	04/27/2017	04/28/2017
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	04/07/2017	04/07/2017
Property	4.37	Toledo Homewood Suites	0.1%	04/03/2017	04/07/2017
Property	4.38	Grand Rapids Homewood Suites	0.1%	04/04/2017	04/07/2017
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	04/10/2017	04/07/2017
Property	4.40	Fairfield Inn Laurel	0.1%	04/19/2017	04/28/2017
Property	4.41	Courtyard Akron Stow	0.1%	04/15/2017	04/28/2017
Property	4.42	Larkspur Landing Roseville	0.1%	04/28/2017	04/25/2017
Property	4.43	Towneplace Suites Bloomington	0.1%	04/25/2017	04/28/2017
Property	4.44	Hampton Inn Danville	0.1%	04/20/2017	04/28/2017
Property	4.45	Holiday Inn Norwich	0.1%	04/21/2017	04/28/2017
Property	4.46	Hampton Inn Suites Longview North	0.1%	04/03/2017	04/07/2017
Property	4.47	Springhill Suites Peoria Westlake	0.1%	04/28/2017	04/28/2017
Property	4.48	Hampton Inn Suites Buda	0.1%	04/05/2017	04/07/2017
Property	4.49	Shawnee Hampton Inn	0.1%	04/10/2017	04/07/2017
Property	4.50	Racine Fairfield Inn	0.1%	03/31/2017	04/07/2017
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	04/21/2017	04/25/2017
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	04/07/2017	04/07/2017
Property	4.53	Westchase Homewood Suites	0.1%	04/10/2017	04/10/2017
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	04/04/2017	04/07/2017
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	04/07/2017	04/07/2017
Property	4.56	Hampton Inn Sweetwater	0.1%	04/07/2017	04/07/2017
Property	4.57	Comfort Suites Buda Austin South	0.0%	03/30/2017	04/07/2017
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	04/06/2017	04/07/2017
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	04/05/2017	04/07/2017
Property	4.60	Comfort Inn & Suites Paris	0.0%	04/07/2017	04/07/2017
Property	4.61	Hampton Inn Suites Decatur	0.0%	04/05/2017	04/07/2017
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	04/03/2017	04/07/2017
Property	4.63	Mankato Fairfield Inn	0.0%	04/07/2017	04/07/2017
Property	4.64	Candlewood Suites Texarkana	0.0%	04/04/2017	04/07/2017
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	04/07/2017	04/07/2017
Loan	5	Vineyards at Forest Edge	6.0%	03/16/2017	03/16/2017	Refinance	Irving Langer; Barry J. Leon	Irving Langer; Barry J. Leon
Loan	6	211 Main Street (35)	5.3%	02/24/2017	03/20/2017	Acquisition	Blackstone Property Partners Lower Fund 1 L.P.	Blackstone Property Partners Lower Fund 1 L.P.
Loan	7	740 Madison (35)	4.4%	03/20/2017	03/20/2017	Refinance	Wildenstein & Co. Inc.	Wildenstein & Co. Inc.
Loan	8	Wilmont	4.2%	03/13/2017	03/13/2017	Refinance	David Y. Lee	David Y. Lee
Loan	9	iStar Leased Fee Portfolio (35)	4.0%	Various	Various	Recapitalization	iStar Inc.	iStar Inc.
Property	9.01	Hilton Salt Lake	1.0%	02/23/2017	02/22/2017
Property	9.02	DoubleTree Seattle Airport	0.7%	02/23/2017	02/23/2017
Property	9.03	DoubleTree Mission Valley	0.7%	02/22/2017	02/22/2017
Property	9.04	One Ally Center	0.6%	02/22/2017	02/22/2017
Property	9.05	DoubleTree Sonoma	0.3%	02/28/2017	02/22/2017
Property	9.06	DoubleTree Durango	0.3%	02/22/2017	02/22/2017
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%	02/23/2017	02/23/2017
Property	9.08	NASA/JPSS Headquarters	0.1%	02/21/2017	02/23/2017
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%	01/23/2017	02/22/2017
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%	02/21/2017	02/23/2017
Property	9.11	The Buckler Apartments	0.1%	02/23/2017	02/22/2017
Property	9.12	Lock-Up Self Storage Facility	0.0%	02/23/2017	02/21/2017
Loan	10	Save Mart Portfolio (35)(37)	3.5%	Various	11/01/2016	Refinance	Standiford Partners, LLC	Standiford Partners, LLC
Property	10.01	Lucky - San Francisco	0.2%	11/01/2016	11/01/2016
Property	10.02	Lucky - San Bruno	0.2%	11/01/2016	11/01/2016
Property	10.03	Lucky California - Daly City	0.2%	03/03/2017	11/01/2016
Property	10.04	Lucky - San Jose I	0.2%	11/01/2016	11/01/2016
Property	10.05	Lucky - San Jose II	0.1%	11/01/2016	11/01/2016
Property	10.06	Lucky - San Leandro	0.1%	11/01/2016	11/01/2016
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%	11/01/2016	11/01/2016
Property	10.08	Lucky - Concord	0.1%	11/01/2016	11/01/2016
Property	10.09	FoodMaxx - Antioch	0.1%	11/01/2016	11/01/2016
Property	10.10	Lucky - Hollister	0.1%	11/01/2016	11/01/2016
Property	10.11	Save Mart - Modesto	0.1%	11/01/2016	11/01/2016
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%	11/01/2016	11/01/2016
Property	10.13	Save Mart - Clovis	0.1%	11/01/2016	11/01/2016
Property	10.14	Save Mart - Grass Valley	0.1%	11/01/2016	11/01/2016
Property	10.15	FoodMaxx - Sacramento	0.1%	11/01/2016	11/01/2016
Property	10.16	Lucky - Hayward I	0.1%	03/03/2017	11/01/2016
Property	10.17	Save Mart - Auburn	0.1%	11/01/2016	11/01/2016
Property	10.18	Save Mart - Tracy	0.1%	11/01/2016	11/01/2016
Property	10.19	S-Mart - Lodi	0.1%	03/03/2017	11/01/2016
Property	10.20	Save Mart - Chico	0.1%	11/01/2016	11/01/2016
Property	10.21	Save Mart - Fresno I	0.1%	11/01/2016	11/01/2016
Property	10.22	Lucky - San Jose III	0.1%	11/01/2016	11/01/2016
Property	10.23	Save Mart - Roseville	0.1%	11/01/2016	11/01/2016
Property	10.24	Lucky - Vacaville I	0.1%	11/01/2016	11/01/2016
Property	10.25	Save Mart - Elk Grove	0.1%	11/01/2016	11/01/2016
Property	10.26	Save Mart - Fresno II	0.1%	11/01/2016	11/01/2016
Property	10.27	Lucky - Sand City	0.1%	11/01/2016	11/01/2016
Property	10.28	Lucky - Vacaville II	0.1%	11/01/2016	11/01/2016

A-1-26

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Environmental
Property			Initial Pool	Report	Engineering	Loan
Flag	ID	Property Name	Balance	Date (32)	Report Date	Purpose	Sponsor	Guarantor (26)(33)(34)
Property	10.29	Lucky - Hayward	0.1%	03/09/2017	11/01/2016
Property	10.30	Save Mart - Kingsburg	0.1%	11/01/2016	11/01/2016
Property	10.31	Save Mart - Sacramento	0.1%	11/01/2016	11/01/2016
Property	10.32	Lucky - Santa Rosa	0.0%	11/01/2016	11/01/2016
Property	10.33	Save Mart - Jackson	0.0%	11/01/2016	11/01/2016
Loan	11	Lake Forest Gateway (37)	3.2%	11/02/2016	11/02/2016	Refinance	National Credit Tenant Investments, LLC; Diversified Partners, Inc.	National Credit Tenant Investments, LLC; Diversified Partners, Inc.
Loan	12	Portola Hotel & Spa	3.1%	03/23/2017	03/22/2017	Refinance	James E. Grier	James E. Grier
Loan	13	50 West Liberty	3.0%	02/17/2017	02/21/2017	Refinance	Bruce Cardinal; Matthew T. White	Bruce Cardinal; Matthew T. White
Loan	14	Columbus Park Crossing South (37)	2.5%	03/20/2017	03/20/2017	Refinance	Steven Cadranel	Steven Cadranel
Loan	15	El Paseo Square (37)	2.4%	04/04/2017	04/03/2017	Recapitalization	Allied District Properties, L.P.	Allied District Properties, L.P.
Loan	16	Faudree Ranch (37)	2.2%	04/19/2017	04/19/2017	Acquisition	Robert A. Blau; Adam H. Jacobson	Robert A. Blau; Adam H. Jacobson
Loan	17	LC Hamburg Farms	2.2%	03/22/2017	03/22/2017	Acquisition	Steven P. Rosenthal; Lee E. Rosenthal	Steven P. Rosenthal; Lee E. Rosenthal
Loan	18	Oregon City Shopping Center	2.0%	04/25/2017	04/24/2017	Refinance	Investment Concepts, Inc.	Investment Concepts, Inc.
Loan	19	City Crossing	1.8%	12/27/2016	12/27/2016	Refinance	Isaac Sidaoui; David Sedgh; Jeffrey Brandler	Isaac Sidaoui; David Sedgh; Jeffrey Brandler
Loan	20	The Tides Building	1.8%	04/10/2017	04/10/2017	Refinance	Donald Passman	Donald Passman
Loan	21	El Paso Industrial Portfolio (37)	1.6%	03/15/2017	03/15/2017	Refinance	Stonelake Opportunity Partners III, L.P.	Stonelake Opportunity Partners III, L.P.
Property	21.01	27 Spur Drive	0.4%	03/15/2017	03/15/2017
Property	21.02	26 Walter Jones	0.2%	03/15/2017	03/15/2017
Property	21.03	28 Walter Jones	0.2%	03/15/2017	03/15/2017
Property	21.04	25 Spur Drive	0.2%	03/15/2017	03/15/2017
Property	21.05	28 Spur Drive	0.2%	03/15/2017	03/15/2017
Property	21.06	24 Spur Drive	0.2%	03/15/2017	03/15/2017
Property	21.07	40 Butterfield Trail	0.1%	03/15/2017	03/15/2017
Property	21.08	42 Butterfield Trail	0.1%	03/15/2017	03/15/2017
Property	21.09	28 Butterfield Trail	0.0%	03/15/2017	03/15/2017
Loan	22	University Shopping Center	1.5%	10/21/2016	10/21/2016	Acquisition	Kenneth D. Lawrence; Brent A. Martin	Kenneth D. Lawrence; Brent A. Martin
Loan	23	Santa Barbara Corporate Center	1.4%	03/27/2017	03/24/2017	Refinance	Jeffrey C. Bermant	Jeffrey C. Bermant
Loan	24	Hampton Inn Braintree	1.3%	04/04/2017	04/05/2017	Acquisition	Encore Enterprises, Inc.	Encore Enterprises, Inc.
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%	12/19/2016	12/19/2016	Recapitalization	Atrium Leveraged Loan Fund, LLC	Atrium Leveraged Loan Fund, LLC
Loan	26	2121 Ella Boulevard	1.1%	04/25/2017	04/25/2017	Refinance	Guillermo Guefen; Scott Leichtenberg	Guillermo Guefen; Scott Leichtenberg
Loan	27	Chateau at Flamingo	1.1%	04/24/2017	04/24/2017	Acquisition	Investment Concepts, Inc.	Investment Concepts, Inc.
Loan	28	El Monte Self Storage	1.0%	03/17/2017	03/17/2017	Refinance	A Company LLC Section 401(k) Profit Sharing Plan and Trust	A Company LLC Section 401(k) Profit Sharing Plan and Trust
Loan	29	El Cajon Retail (37)	1.0%	03/15/2017	03/08/2017	Acquisition	Doerken Properties, Inc.	Doerken Properties, Inc.
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%	03/01/2017	03/02/2017	Acquisition	TH Investment Holdings II, LLC	TH Investment Holdings II, LLC
Loan	31	Long Meadow Farms	0.9%	04/04/2017	04/04/2017	Refinance	Patricia Hamilton	Patricia Hamilton
Loan	32	2215 Broadway	0.9%	04/05/2017	04/06/2017	Refinance	Peter Pau	Peter Pau
Loan	33	Main Street Square	0.7%	12/16/2016	03/31/2017	Acquisition	Jon Goldberg	Jon Goldberg
Loan	34	Union Hotel - Brooklyn	0.6%	05/22/2017	05/22/2017	Refinance	Alec Shtromandel	Alec Shtromandel
Loan	35	Aethercomm Building	0.6%	04/20/2017	04/20/2017	Acquisition	Martin Landis	Martin Landis
Loan	36	436 Bryant	0.6%	04/11/2017	04/11/2017	Refinance	Mackinnon Associates, LLC; Libertas Ventures, LLC	Mackinnon Associates, LLC; Libertas Ventures, LLC
Loan	37	Royal Palm Square	0.4%	04/26/2017	04/25/2017	Refinance	Daniel Kodsi	Daniel Kodsi
Loan	38	Andover Bay Apartments	0.4%	02/15/2017	02/15/2017	Refinance	Frank Mastandrea; Hillarie Mastrandrea; Andrea Bennett; Peter Bennett	Frank Mastandrea; Hillarie Mastrandrea; Andrea Bennett; Peter Bennett
Loan	39	8333 Royal Ridge	0.4%	01/10/2017	01/10/2017	Acquisition	J. Tracy Fults	J. Tracy Fults
Loan	40	Regency Apartments	0.3%	03/16/2017	03/30/2017	Refinance	Martin Tauber	Martin Tauber
Loan	41	2800 Sprouse	0.3%	07/19/2016	04/11/2017	Acquisition	Hackman Capital Partners, LLC; Michael D. Hackman	Hackman Capital Partners, LLC; Michael D. Hackman
A-1-27

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Non-trust	Existing		Future Debt
Property			Initial Pool		Pari Passu	Additional Sub-Debt		Permitted
Flag	ID	Property Name	Balance	Previous Securitization	Amount	Amount	Existing Additional Sub-Debt Description	Type
Loan	1	245 Park Avenue (35)(36)	8.3%		986,250,000	688,000,000	$120.0 Million Subordinate Secured Debt; $568.0 Million Mezzanine Debt	NAP
Loan	2	Gateway Net Lease Portfolio (35)	7.5%		268,000,000	170,000,000	B-Note	NAP
Property	2.01	BAE Facility	0.6%		22,321,377
Property	2.02	FedEx Ground (Stratford)	0.6%		21,501,491
Property	2.03	FedEx (Baltimore)	0.6%		19,795,105
Property	2.04	Harman Becker	0.4%		15,767,419
Property	2.05	GE Aviation (Lafayette)	0.4%		15,019,273
Property	2.06	GoDaddy	0.4%		13,312,887
Property	2.07	Carrier	0.4%		13,138,662
Property	2.08	Emerus	0.3%		10,684,130
Property	2.09	Cardinal Health	0.3%		10,392,046
Property	2.10	Tyco Electronics	0.3%		10,289,560
Property	2.11	FCA/Caterpillar	0.3%		9,695,143
Property	2.12	FedEx Ground (Staunton)	0.2%		8,157,859
Property	2.13	Quad Packaging (Proteus)	0.2%		6,825,545
Property	2.14	Quad Packaging (Transpak)	0.2%		6,758,929
Property	2.15	T-Mobile Call Center	0.2%		6,307,992
Property	2.16	Sikorsky Aircraft R&D Facility	0.2%		6,108,145
Property	2.17	Vatterott College	0.2%		5,667,457
Property	2.18	Comcast	0.1%		5,083,289
Property	2.19	Alfa Laval Plant	0.1%		4,637,476
Property	2.20	LKQ (New Braunfels)	0.1%		4,575,985
Property	2.21	Hitachi	0.1%		4,371,013
Property	2.22	Cameron International	0.1%		4,155,793
Property	2.23	Alliance Data Systems Office	0.1%		3,940,574
Property	2.24	Synchrony Financial	0.1%		3,668,987
Property	2.25	Baxalta (Barry Pointe)	0.1%		2,813,231
Property	2.26	Baxalta (Casselberry)	0.1%		2,680,000
Property	2.27	Baxalta (Mounds View)	0.1%		2,531,396
Property	2.28	Baxalta (Grand Rapids)	0.1%		2,526,272
Property	2.29	Gerdau	0.1%		2,526,272
Property	2.30	Baxalta (Wausau)	0.1%		2,459,656
Property	2.31	Baxalta (Springfield)	0.1%		2,387,916
Property	2.32	LKQ (Salisbury)	0.1%		2,387,916
Property	2.33	Baxalta (Ankeny)	0.1%		2,254,685
Property	2.34	H&E Equipment Services (San Antonio)	0.1%		1,977,973
Property	2.35	H&E Equipment Services (New Orleans)	0.1%		1,860,115
Property	2.36	GE Aviation (Pompano)	0.0%		1,742,256
Property	2.37	Saint-Gobain Warehouse	0.0%		1,568,031
Property	2.38	H&E Equipment Services (Columbia)	0.0%		1,552,658
Property	2.39	H&E Equipment Services (Yukon)	0.0%		1,532,161
Property	2.40	LKQ (Toledo)	0.0%		1,527,036
Property	2.41	H&E Equipment Services (Greer)	0.0%		1,496,291
Loan	3	Olympic Tower (35)(36)	7.1%		531,000,000	389,000,000	$149,000,000 B-Notes; $240,000,000 Mezzanine Debt	NAP
Loan	4	Starwood Capital Group Hotel Portfolio (35)(37)	7.1%		497,270,000		None	Mezzanine
Property	4.01	Larkspur Landing Sunnyvale	0.4%	COMM 2013-CR6; COMM 2013-CR7	29,346,797
Property	4.02	Larkspur Landing Milpitas	0.4%	COMM 2013-CR6; COMM 2013-CR7	24,727,916
Property	4.03	Larkspur Landing Campbell	0.3%	COMM 2013-CR6; COMM 2013-CR7	21,742,541
Property	4.04	Larkspur Landing San Francisco	0.3%	COMM 2013-CR6; COMM 2013-CR7	17,912,249
Property	4.05	Larkspur Landing Pleasanton	0.2%	COMM 2013-CR6; COMM 2013-CR7	17,517,954
Property	4.06	Larkspur Landing Bellevue	0.2%	COMM 2013-CR6; COMM 2013-CR7	15,602,808
Property	4.07	Larkspur Landing Sacramento	0.2%	COMM 2013-CR6; COMM 2013-CR7	11,659,860
Property	4.08	Hampton Inn Ann Arbor North	0.2%		11,378,221
Property	4.09	Larkspur Landing Hillsboro	0.2%	COMM 2013-CR6; COMM 2013-CR7	11,378,221
Property	4.10	Larkspur Landing Renton	0.2%	COMM 2013-CR6; COMM 2013-CR7	11,265,565
Property	4.11	Holiday Inn Arlington Northeast Rangers Ballpark	0.2%	WFCM 2012-LC5	10,814,942
Property	4.12	Residence Inn Toledo Maumee	0.2%		10,702,287
Property	4.13	Residence Inn Williamsburg	0.1%	WFRBS 2013-C11	10,251,665
Property	4.14	Hampton Inn Suites Waco South	0.1%	WFCM 2012-LC5	9,463,075
Property	4.15	Holiday Inn Louisville Airport Fair Expo	0.1%	WFRBS 2012-C10	9,294,091
Property	4.16	Courtyard Tyler	0.1%	WFCM 2012-LC5	9,125,108
Property	4.17	Hilton Garden Inn Edison Raritan Center	0.1%	WFRBS 2013-C11	9,125,108
Property	4.18	Hilton Garden Inn St Paul Oakdale	0.1%		9,012,452
Property	4.19	Residence Inn Grand Rapids West	0.1%		8,899,797
Property	4.20	Peoria, AZ Residence Inn	0.1%	GSMS 2012-GCJ9	8,843,469
Property	4.21	Hampton Inn Suites Bloomington Normal	0.1%		8,787,141
Property	4.22	Courtyard Chico	0.1%		8,618,158
Property	4.23	Hampton Inn Suites Kokomo	0.1%		8,336,518
Property	4.24	Hampton Inn Suites South Bend	0.1%		8,336,518
Property	4.25	Courtyard Wichita Falls	0.1%	WFCM 2012-LC5	7,942,224
Property	4.26	Hampton Inn Morehead	0.1%	CSMC 2008-C1	7,716,912
Property	4.27	Residence Inn Chico	0.1%		7,491,601
Property	4.28	Courtyard Lufkin	0.1%	WFCM 2012-LC5	7,153,634
Property	4.29	Hampton Inn Carlisle	0.1%	WFRBS 2013-C11	7,097,306
Property	4.30	Springhill Suites Williamsburg	0.1%	WFRBS 2013-C11	7,097,306
Property	4.31	Fairfield Inn Bloomington	0.1%		7,040,979
Property	4.32	Waco Residence Inn	0.1%	GSMS 2012-GCJ9	6,871,995
Property	4.33	Holiday Inn Express Fishers	0.1%	WFRBS 2012-C10	6,421,372

A-1-28

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Non-trust	Existing		Future Debt
Property			Initial Pool		Pari Passu	Additional Sub-Debt		Permitted
Flag	ID	Property Name	Balance	Previous Securitization	Amount	Amount	Existing Additional Sub-Debt Description	Type
Property	4.34	Larkspur Landing Folsom	0.1%	COMM 2013-CR6; COMM 2013-CR7	6,252,389
Property	4.35	Springhill Suites Chicago Naperville Warrenville	0.1%		5,914,421
Property	4.36	Holiday Inn Express & Suites Paris	0.1%	WFCM 2012-LC5	5,858,094
Property	4.37	Toledo Homewood Suites	0.1%	GSMS 2012-GCJ9	5,858,094
Property	4.38	Grand Rapids Homewood Suites	0.1%	GSMS 2012-GCJ9	5,689,110
Property	4.39	Cheyenne Fairfield Inn and Suites	0.1%	GSMS 2012-GCJ9	5,294,816
Property	4.40	Fairfield Inn Laurel	0.1%	WFRBS 2013-C11	5,294,816
Property	4.41	Courtyard Akron Stow	0.1%	WFRBS 2012-C10	5,182,160
Property	4.42	Larkspur Landing Roseville	0.1%	COMM 2013-CR6; COMM 2013-CR7	4,900,521
Property	4.43	Towneplace Suites Bloomington	0.1%		4,900,521
Property	4.44	Hampton Inn Danville	0.1%	WFRBS 2013-C11	4,844,193
Property	4.45	Holiday Inn Norwich	0.1%	WFRBS 2013-C11	4,787,865
Property	4.46	Hampton Inn Suites Longview North	0.1%	WFCM 2012-LC5	4,731,538
Property	4.47	Springhill Suites Peoria Westlake	0.1%		4,731,538
Property	4.48	Hampton Inn Suites Buda	0.1%	WFCM 2012-LC5	4,675,210
Property	4.49	Shawnee Hampton Inn	0.1%	GSMS 2012-GCJ9	4,675,210
Property	4.50	Racine Fairfield Inn	0.1%	GSMS 2012-GCJ9	4,562,554
Property	4.51	Hampton Inn Selinsgrove Shamokin Dam	0.1%	WFRBS 2013-C11	4,449,898
Property	4.52	Holiday Inn Express & Suites Terrell	0.1%	WFCM 2012-LC5	4,224,587
Property	4.53	Westchase Homewood Suites	0.1%	GSMS 2012-GCJ9	4,088,950
Property	4.54	Holiday Inn Express & Suites Tyler South	0.1%	WFCM 2012-LC5	4,055,603
Property	4.55	Holiday Inn Express & Suites Huntsville	0.1%	WFCM 2012-LC5	3,886,620
Property	4.56	Hampton Inn Sweetwater	0.1%	WFCM 2012-LC5	3,548,653
Property	4.57	Comfort Suites Buda Austin South	0.0%	WFCM 2012-LC5	2,985,375
Property	4.58	Fairfield Inn & Suites Weatherford	0.0%	WFCM 2012-LC5	2,816,391
Property	4.59	Holiday Inn Express & Suites Altus	0.0%	WFCM 2012-LC5	2,282,196
Property	4.60	Comfort Inn & Suites Paris	0.0%	WFCM 2012-LC5	2,027,802
Property	4.61	Hampton Inn Suites Decatur	0.0%	WFCM 2012-LC5	1,940,467
Property	4.62	Holiday Inn Express & Suites Texarkana East	0.0%	WFCM 2012-LC5	1,796,946
Property	4.63	Mankato Fairfield Inn	0.0%	GSMS 2012-GCJ9	1,610,293
Property	4.64	Candlewood Suites Texarkana	0.0%	WFCM 2012-LC5	1,245,006
Property	4.65	Country Inn & Suites Houston Intercontinental Airport East	0.0%	WFCM 2012-LC5	1,182,374
Loan	5	Vineyards at Forest Edge	6.0%	COMM 2014-CCRE17			None	NAP
Loan	6	211 Main Street (35)	5.3%		110,219,000	25,000,000	B-Note	NAP
Loan	7	740 Madison (35)	4.4%		40,000,000		None	NAP
Loan	8	Wilmont	4.2%				None	NAP
Loan	9	iStar Leased Fee Portfolio (35)	4.0%		181,600,000		None	NAP
Property	9.01	Hilton Salt Lake	1.0%		44,249,600
Property	9.02	DoubleTree Seattle Airport	0.7%		32,000,000
Property	9.03	DoubleTree Mission Valley	0.7%		30,467,200
Property	9.04	One Ally Center	0.6%		25,568,800
Property	9.05	DoubleTree Sonoma	0.3%		15,440,000
Property	9.06	DoubleTree Durango	0.3%		13,283,200
Property	9.07	Northside Forsyth Hospital Medical Center	0.1%		6,061,600
Property	9.08	NASA/JPSS Headquarters	0.1%		4,152,000
Property	9.09	Dallas Market Center: Sheraton Suites	0.1%		3,320,800
Property	9.10	Dallas Market Center: Marriott Courtyard	0.1%	EQTY 2014-INNS; EQTY 2014-INMZ	2,988,800
Property	9.11	The Buckler Apartments	0.1%		2,906,400
Property	9.12	Lock-Up Self Storage Facility	0.0%		1,161,600
Loan	10	Save Mart Portfolio (35)(37)	3.5%	JPMCC 2007-LD11	98,000,000	32,000,000	B-Note	Mezzanine
Property	10.01	Lucky - San Francisco	0.2%		6,903,395
Property	10.02	Lucky - San Bruno	0.2%		6,701,478
Property	10.03	Lucky California - Daly City	0.2%		6,674,191
Property	10.04	Lucky - San Jose I	0.2%		4,199,338
Property	10.05	Lucky - San Jose II	0.1%		4,021,978
Property	10.06	Lucky - San Leandro	0.1%		4,000,149
Property	10.07	Dick’s Sporting Goods - Folsom	0.1%		3,790,046
Property	10.08	Lucky - Concord	0.1%		3,623,600
Property	10.09	FoodMaxx - Antioch	0.1%		3,282,523
Property	10.10	Lucky - Hollister	0.1%		3,217,036
Property	10.11	Save Mart - Modesto	0.1%		3,110,621
Property	10.12	Dick’s Sporting Goods - Salinas	0.1%		3,077,877
Property	10.13	Save Mart - Clovis	0.1%		3,031,490
Property	10.14	Save Mart - Grass Valley	0.1%		3,009,662
Property	10.15	FoodMaxx - Sacramento	0.1%		2,799,559
Property	10.16	Lucky - Hayward I	0.1%		2,769,544
Property	10.17	Save Mart - Auburn	0.1%		2,701,328
Property	10.18	Save Mart - Tracy	0.1%		2,548,526
Property	10.19	S-Mart - Lodi	0.1%		2,417,553
Property	10.20	Save Mart - Chico	0.1%		2,401,181
Property	10.21	Save Mart - Fresno I	0.1%		2,387,538
Property	10.22	Lucky - San Jose III	0.1%		2,324,780
Property	10.23	Save Mart - Roseville	0.1%		2,234,736
Property	10.24	Lucky - Vacaville I	0.1%		2,210,178
Property	10.25	Save Mart - Elk Grove	0.1%		2,128,320
Property	10.26	Save Mart - Fresno II	0.1%		2,057,375
Property	10.27	Lucky - Sand City	0.1%		1,899,115
Property	10.28	Lucky - Vacaville II	0.1%		1,803,614

A-1-29

DBJPM 2017-C6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Non-trust	Existing		Future Debt
Property			Initial Pool		Pari Passu	Additional Sub-Debt		Permitted
Flag	ID	Property Name	Balance	Previous Securitization	Amount	Amount	Existing Additional Sub-Debt Description	Type
Property	10.29	Lucky - Hayward	0.1%		1,789,971
Property	10.30	Save Mart - Kingsburg	0.1%		1,765,414
Property	10.31	Save Mart - Sacramento	0.1%		1,397,051
Property	10.32	Lucky - Santa Rosa	0.0%		1,328,835
Property	10.33	Save Mart - Jackson	0.0%		392,000
Loan	11	Lake Forest Gateway (37)	3.2%				None	Mezzanine
Loan	12	Portola Hotel & Spa	3.1%	JPMCC 2007-CB20			None	NAP
Loan	13	50 West Liberty	3.0%	BSCMS 2007-PW16			None	NAP
Loan	14	Columbus Park Crossing South (37)	2.5%	WBCMT 2007-C32			None	Mezzanine
Loan	15	El Paseo Square (37)	2.4%				None	Mezzanine
Loan	16	Faudree Ranch (37)	2.2%	FREMF 2016-X2FL			None	Mezzanine
Loan	17	LC Hamburg Farms	2.2%				None	NAP
Loan	18	Oregon City Shopping Center	2.0%	MLCFC 2007-9			None	NAP
Loan	19	City Crossing	1.8%				None	NAP
Loan	20	The Tides Building	1.8%	CGCMT 2007-C6			None	NAP
Loan	21	El Paso Industrial Portfolio (37)	1.6%				None	Mezzanine
Property	21.01	27 Spur Drive	0.4%
Property	21.02	26 Walter Jones	0.2%
Property	21.03	28 Walter Jones	0.2%
Property	21.04	25 Spur Drive	0.2%
Property	21.05	28 Spur Drive	0.2%
Property	21.06	24 Spur Drive	0.2%
Property	21.07	40 Butterfield Trail	0.1%
Property	21.08	42 Butterfield Trail	0.1%
Property	21.09	28 Butterfield Trail	0.0%
Loan	22	University Shopping Center	1.5%	CGCMT 2007-C6			None	NAP
Loan	23	Santa Barbara Corporate Center	1.4%	GCCFC 2007-GG11			None	NAP
Loan	24	Hampton Inn Braintree	1.3%				None	NAP
Loan	25	Cincinnati Eastgate Holiday Inn	1.2%				None	NAP
Loan	26	2121 Ella Boulevard	1.1%				None	NAP
Loan	27	Chateau at Flamingo	1.1%				None	NAP
Loan	28	El Monte Self Storage	1.0%				None	NAP
Loan	29	El Cajon Retail (37)	1.0%				None	Mezzanine
Loan	30	Springhill Suites Wilmington Mayfaire	1.0%				None	NAP
Loan	31	Long Meadow Farms	0.9%				None	NAP
Loan	32	2215 Broadway	0.9%				None	NAP
Loan	33	Main Street Square	0.7%	MSBAM 2012-C5			None	NAP
Loan	34	Union Hotel - Brooklyn	0.6%	UBSBB 2012-C4			None	NAP
Loan	35	Aethercomm Building	0.6%				None	NAP
Loan	36	436 Bryant	0.6%				None	NAP
Loan	37	Royal Palm Square	0.4%				None	NAP
Loan	38	Andover Bay Apartments	0.4%				None	NAP
Loan	39	8333 Royal Ridge	0.4%				None	NAP
Loan	40	Regency Apartments	0.3%	JPMCC 2007-CB19			None	NAP
Loan	41	2800 Sprouse	0.3%				None	NAP
A-1-30

DBJPM 2017-C6
FOOTNOTES TO ANNEX A-1

(1)	GACC—German American Capital Corporation or one of its affiliates; JPMCB—JPMorgan Chase Bank, National Association or one of its affiliates.

Loan No. 1 – 245 Park Avenue – The whole loan was co-originated by JPMCB, Natixis Real Estate Capital LLC, Barclays Bank PLC, Deutsche Bank AG, New York Branch and Société Générale.

Loan No. 2 – Gateway Net Lease Portfolio – The whole loan was co-originated by JPMCB and Bank of America, N.A.

Loan No. 3 – Olympic Tower – The whole loan was co-originated by Deutsche Bank AG, New York Branch, Goldman Sachs Mortgage Company and Morgan Stanley Bank, N.A.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – The whole loan was co-originated by JPMCB, Barclays Bank PLC, Deutsche Bank AG, New York Branch and Bank of America, N.A.

Loan No. 9 – iStar Leased Fee Portfolio – The whole loan was co-originated by JPMCB, Barclays Bank PLC and Bank of America, N.A.

Loan No. 10 – Save Mart Portfolio – The whole loan was co-originated by UBS AG, New York Branch, Deutsche Bank AG, New York Branch and Cantor Commercial Real Estate Lending, L.P.

(2)	Loan No. 1 – 245 Park Avenue – The Original Balance ($) and Cut-off Date Balance ($) of $93.75 million represent the aggregate original principal balance of the senior non-controlling Note A-2-A-2 and the senior non-controlling Note A-2-C-1-A of a $1.2 billion whole loan evidenced by 25 promissory notes: 20 pari passu senior notes with an aggregate original principal balance of $1.08 billion and five subordinate notes with an aggregate original principal balance of $120.0 million. Five of the senior notes, the controlling Note A-1-A and the non-controlling Note A-1-B, Note A-1-C, Note A-1-D, Note A-1-E, with the aggregate original principal amount of $380.0 million, and all of the non-controlling subordinate companion notes, in the original principal amount of $120.0 million, were contributed to the 245 Park Avenue 2017-245P trust. The non-controlling Note A-2-A-1, in the original principal amount of $98.0 million, is expected to be included in the JPMCC 2017-JP6 trust. The remaining non-controlling 12 pari passu senior notes, in the aggregate original principal amount of $508,250,000, which are held by JPMCB, Natixis Real Estate Capital LLC, Barclays Bank PLC, Deutsche Bank AG, New York Branch and Société Générale, are expected to be contributed to one or more future securitization trusts.

Loan No. 2 – Gateway Net Lease Portfolio – The Original Balance ($) and Cut-off Date Balance ($) of $85.0 million represent the original principal balance of the senior non-controlling Note A-1-1 of a $523.0 million whole loan evidenced by seven senior pari passu notes, and 10 subordinate companion B-Notes, one of which is controlling (Note B-1-1). The remaining A-Notes in the aggregate original principal amount of $268.0 million, which are currently held by JPMCB or an affiliate, or Bank of America, N.A. or an affiliate, are expected to be contributed to one or more future securitization trusts. The Gateway Net Lease Portfolio B-Notes in the aggregate original principal balance of $170.0 million have been sold to one or more third party investors.

Loan No. 3 – Olympic Tower – The Original Balance ($) and Cut-off Date Balance ($) of $80.0 million represents the aggregate original principal balance of the senior non-controlling Note A-1-C1, senior non-controlling Note A-1-C4 and senior non-controlling Note A-1-C5 of a $760.0 million whole loan evidenced by 14 promissory notes: 11 pari passu senior notes with an aggregate original principal balance of $611.0 million and three subordinate notes with an aggregate original principal balance of $149.0 million. Three of the senior non-controlling notes, Note A-1-S, Note A-2-S and Note A-3-S, with an aggregate original principal balance of $331.0 million and all three of the subordinate notes were contributed to the Olympic Tower 2017-OT mortgage trust. The remaining non-controlling five pari passu senior notes, in the aggregate original principal amount of $200.0 million, which are held by Deutsche Bank AG, New York Branch, Goldman Sachs Mortgage Company and Morgan Stanley Bank, N.A., or an affiliate thereof, are expected to be contributed to one or more future securitization trusts.

A-1-31

Loan No. 4 – Starwood Capital Group Hotel Portfolio – The Original Balance ($) and Cut-off Date Balance ($) of $80.0 million represent the aggregate original principal balance of the $40.0 million controlling Note A-1 and the $40.0 million non-controlling Note A-7 of a $577.27 million whole loan evidenced by 17 pari passu notes. The non-controlling Note A-15 and Note A-16 in the original aggregate principal amount of $50.0 million have been sold to Starwood Mortgage Capital LLC, an affiliate of the borrower sponsor. The remaining non-controlling notes in the aggregate original principal amount of $447.27 million, which are currently held by JPMCB, Bank of America, N.A., Barclays Bank PLC and Deutsche Bank AG, New York Branch or their respective affiliates, are expected to be contributed to one or more future securitization trusts.

Loan No. 6 – 211 Main Street – The Original Balance ($) and Cut-off Date Balance ($) of $60.0 million represent the original principal balance of the non-controlling Note A-2 of a $195.219 million whole loan evidenced by the following: (i) a non-controlling senior loan, comprised of three non-controlling senior pari passu components (Note A-1, Note A-2 and Note A-3) and (ii) three controlling subordinate companion loans (Note B-1, Note B-2 and Note B-3) with an aggregate Cut-off Date balance of $25.0 million. The Non-controlling Note A-3 in the original principal amount of $65.219 million is expected to be contributed to the JPMCC 2017-JP6 trust. The controlling Note B-1, Note B-2 and Note B-3 in the original aggregate principal amount of $25.0 million have been sold to one or more third-party investors. The non-controlling Note A-1 in the original principal amount of $45.0 million, which is currently held by JPMCB or an affiliate, is expected to be contributed to one or more future securitization trusts.

Loan No. 7 – 740 Madison – The Original Balance ($) and Cut-off Date Balance ($) of $50.0 million represent the original principal balance of the controlling Note A-2 of a $90.0 million whole loan evidenced by two pari passu components (Note A-1 and Note A-2). The non-controlling Note A-1 in the original principal amount of $40.0 million, is expected to be contributed to the JPMCC 2017-JP6 trust.

Loan No. 9 – iStar Leased Fee Portfolio – The Original Balance ($) and Cut-off Date Balance ($) of $45.4 million represent the original principal balance of the non-controlling Note A-2 of a $227.0 million whole loan evidence by five pari passu notes. The controlling Note A-1-1 in the original principal balance of $55.0 million was contributed to the MSC 2017-H1 mortgage trust. The non-controlling Note A-1-2, Note A-1-3 and Note A-3 in the aggregate original principal balance of $126.6 million which are currently held by Barclays Bank PLC or an affiliate or Bank of America, N.A. or an affiliate and are expected to be contributed to one or more future securitization trusts.

Loan No. 10 – Save Mart Portfolio – The Original Balance ($) and Cut-off Date Balance ($) of $40.0 million represents the original principal balance of the senior non-controlling Note A-5 of a $170.0 million whole loan evidenced by seven promissory notes: six pari passu senior notes with an aggregate original principal balance of $138.0 million and one subordinate note with an original principal balance of $32.0 million. The controlling subordinate note with an original principal balance of $32.0 million is currently held by Prima Mortgage Investment Trust, LLC. The senior controlling Note A-1, with an original principal balance of $50.0 million is expected to be contributed to the UBS 2017-C1 mortgage trust. The senior non-controlling Note A-2, senior non-controlling Note A-3 and senior non-controlling Note A-4, with an aggregate original principal balance of $33.0 million are expected to be held by UBS AG, New York Branch or an affiliate and contributed to one or more future securitizations. The senior non-controlling Note A-6, with an original principal balance of $15.0 million, is expected to be held by Cantor Commercial Real Estate Lending, L.P. or an affiliate and contributed to one or more future securitizations.

(3)	With respect to any Mortgaged Property securing a multi-property Mortgage Loan, the amounts listed under the headings “Original Balance ($)” and “Cut-off Date Balance ($)” reflect the Allocated Loan Amount related to such Mortgaged Property.

(4)	Loan No. 1 – 245 Park Avenue – The Mortgaged Property consists of approximately 1.72 million remeasured sq. ft. of office space and 59,379 sq. ft. of remeasured retail space. In addition, Occupancy includes HNA Capital US LLC and MIO Partners, which have both executed leases but not yet taken occupancy or commenced paying rent at the Mortgaged Property.

Loan No. 3 – Olympic Tower – Net Rentable Area (SF/Units/Rooms) and Loan per Net Rentable Area (SF/Units/Rooms) are based on the combined square footage of the office and retail portions of the Mortgaged Property. Occupancy at the Mortgaged Property represents the combined occupancy of the office and retail space.

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Loan No. 7 – 740 Madison – Occupancy includes Bottega Veneta, which has taken possession of its space but has not yet taken occupancy or commenced paying rent at the Mortgaged Property.

Loan. No. 8 – Wilmont – The Mortgaged Property is an office property. Approximately 14.2% of underwritten gross income at the property are attributable to the parking structure which also serves as collateral for the Mortgage Loan.

Loan No. 11 – Lake Forest Gateway – Occupancy includes Lemon Tree Spa and AT&T, which have both executed leases but not yet taken occupancy at the Mortgaged Property. The borrower reserved $183,488 for free rent and tenant improvements associated with the Lemon Tree Spa lease and $160,990 for free rent, tenant improvements, landlord work and leasing commissions associated with the AT&T lease. Both tenants are expected to take occupancy in Fall 2017.

Loan No. 12 – Portola Hotel & Spa – The Mortgaged Property is a hospitality property and includes 31,354 sq. ft. of retail space. Approximately 28.0% of underwritten revenues at the property are attributable to the three food and beverage outlets at the Mortgaged Property.

Loan No. 15 – El Paseo Square – Occupancy includes Luna Grill, Poke’ Hana, El Paseo Nail Bar and T-Mobile which have signed leases but have not begun paying rent at the Mortgaged Property.

Loan No. 18 – Oregon City Shopping Center – Occupancy includes State Farm, which signed a lease in February 2017 and is anticipated to take occupancy in June 2017.

Loan No. 20 – The Tides Building – The Mortgaged Property consists of 25,335 sq. ft. of retail space and 11,200 sq. ft. of multifamily space. Occupancy at the Mortgaged Property represents the occupancy of the retail space.

Loan No. 32 – 2215 Broadway – Net Rentable Area (SF/Units/Rooms) and Loan per Net Rentable Area (SF/Units/Rooms) are based on the combined square footage of the office and retail portions of the Mortgaged Property. Occupancy at the Mortgaged Property represents the combined occupancy of the office and retail space.
Loan No. 37 – Royal Palm Square – The Mortgaged Property consists of approximately 117,675 sq. ft. of office space and 26,344 sq. ft. of retail space.

(5)	Loan No. 7 – 740 Madison – The Mortgaged Property is located in a designated landmark area in New York City and certain types of renovations require the consent of the NYC Landmarks Preservation Commission. In addition, local zoning regulations require that the first floor of the building be used for commercial purposes.

Loan No. 22 – University Shopping Center – Two recorded declarations and the lease for the 2nd Largest Tenant, Ross Dress for Less, include certain use restrictions.

Loan No. 32 – 2215 Broadway– the Mortgaged Property is subject to a California Mills Act Historic Property Agreement (the “Mills Agreement”), between the borrower and Redwood City, which was entered into and recorded in December 2012. Pursuant to the Mills Agreement, the borrower receives a real estate tax abatement in exchange for the maintenance of the Mortgaged Property as a historic property. The Mills Agreement runs through 2022 with automatic annual renewals thereafter unless cancelled by the borrower or Redwood City. Redwood City may only terminate the Mills Agreement if (i) the borrower breaches the Mills Agreement, (ii) the Mortgaged Property has deteriorated such that the Mortgaged Property no longer meets the state standards for a historic property, or (iii) the borrower fails to restore or rehabilitate the Mortgaged Property in the manner specified in the Mills Agreement. If the Mills Agreement is breached, Redwood City may eliminate the real estate tax abatement and charge a cancellation fee equal to 12.5% of the then market value of the Mortgaged Property. Real estate taxes were underwritten based on the abated 2017 taxable value of $5,323,123.

(6)	Loan No. 7 – 740 Madison – The Mortgage Loan has an ARD feature with an anticipated repayment date of May 1, 2027, with the interest rate after the anticipated repayment date increasing to a rate equal to the greater of (x) 7.0000% and (y) 3.0000% plus the 10-year swap yield as of the first business day after the anticipated repayment date, as determined by the lender, until the Final Maturity Date of May 1, 2029. The loan documents provide that the revised interest rate may not exceed 9.0000% per annum.

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Loan No. 9 – iStar Leased Fee Portfolio – The Mortgage Loan has an ARD feature with an anticipated repayment date of April 6, 2027, with the interest rate after the anticipated repayment date increasing to a rate equal to the greater of the (x) the ARD Treasury Swap Rate in effect as of 1:00 p.m., New York City time, on April 6, 2027, plus 3.0000%, (y) the ARD Treasury Note Rate in effect as of 1:00 p.m., New York City time, on April 6, 2027, plus 3.0000% and (z) 3.7950% plus 3.0000%.

(7)	The Administrative Fee Rate includes the respective per annum rates applicable to the calculation of the servicing fee, any sub-servicing fee, trustee/certificate administrator fee, operating advisor fee and CREFC® license fee with respect to each Mortgage Loan. For purposes of this Annex A-1, the definition of Administrative Fee Rate as it relates to any Non-Serviced Mortgage Loan includes the related Pari Passu Loan Primary Servicing Fee Rate which includes the “primary servicing fee rate” (as defined or set forth in the applicable pooling and servicing agreement) and any other related servicing or any sub-servicing fee rate (other than those payable to the applicable special servicer) applicable to such Non-Serviced Mortgage Loan that constitutes a portion of the “servicing fee rate” applicable to the other master servicer under the applicable other pooling and servicing agreement. The Pari Passu Loan Primary Servicing Fee Rate for the 245 Park Avenue Loan will be 0.00125%. The Pari Passu Loan Primary Servicing Fee Rate for the Gateway Net Lease Portfolio Loan will be 0.0025%. The Pari Passu Loan Primary Servicing Fee Rate for the Olympic Tower Loan will be 0.00125%. The Pari Passu Loan Primary Servicing Fee Rate for the Starwood Capital Group Hotel Portfolio Loan will be 0.0025%. The Pari Passu Loan Primary Servicing Fee Rate for the 211 Main Street Loan will be 0.0025%. The Pari Passu Loan Primary Servicing Fee Rate for the 740 Madison Loan will be 0.0025%. The Pari Passu Loan Primary Servicing Fee Rate for iStar Leased Fee Portfolio Loan will be 0.0025%. The Pari Passu Loan Primary Servicing Fee Rate for the Save Mart Portfolio Loan will be 0.0025%.

(8)	Annual Debt Service ($), Monthly Debt Service ($), Underwritten NOI DSCR and Underwritten NCF DSCR for Mortgage Loans (i) with partial interest only periods are shown based on the monthly debt service payment immediately following the expiration of the interest only period and (ii) that are interest only until the related maturity date is shown based on the interest only payments during the 12-month period following the Cut-off Date (or, in the case of Monthly Debt Service ($), the average of such interest only payments) without regard to leap year adjustments.

(9)	“Hard” generally means each tenant is required to transfer its rent directly to the lender-controlled lockbox account. However, with respect to hospitality properties, “Hard” means all credit card receipts are deposited directly into the lockbox by the card processing company and all over-the-counter cash and equivalents are required to be deposited by the property manager or borrower into the lockbox. “Soft” means the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Soft” means that upon the occurrence of a trigger event (as specified in the related Mortgage Loan documents), the borrower is required to establish a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Hard” means that upon a trigger event (as specified in the related Mortgage Loan documents), each tenant will be required to transfer its rent directly to a lender-controlled lockbox. “Soft Springing Hard” means that the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. Upon a trigger event (as specified in the related Mortgage Loan documents), each tenant will be required to transfer its rent directly into a lender-controlled lockbox.

Loan No. 7 – 740 Madison – Upon the earlier to occur of (i) September 1, 2018 and (ii) 10 business days following the occurrence of a cash sweep event (the “Lockbox Account Opening Date”), the borrower will be required to establish and maintain the lender controlled lockbox account. Given the Largest Tenant, Bottega Veneta, has a free rent period through October 31, 2018, the terms of the Mortgage Loan documents provide that a hard lockbox is required to be in-place prior to the rent commencement date of Bottega Veneta’s lease at the Mortgaged Property. On or prior to the Lockbox Account Opening Date the borrower will be required to send tenant direction letters instructing all tenants to deposit all rents and payments directly into the lender controlled lockbox account. All funds in the lockbox account will be required to be swept each business day into the borrower’s operating account, unless a cash sweep event has occurred and is continuing, in which case such funds are required to be swept each business day into a lender controlled cash management account and disbursed on each payment date in accordance with the Mortgage Loan documents. Upon the occurrence and during the continuance of a cash sweep event, all funds deposited in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into the excess cash flow subaccount and held

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as additional security for the Mortgage Loan. The lender has been granted a first priority security interest in the cash management account.

(10)	“In Place” means that related property cash flows go through a waterfall of required reserve or other payment amounts due before the lender either (i) disburses excess cash to the related borrower or (ii) retains excess cash as additional collateral for the Mortgage Loan. “Springing” means that upon the occurrence of a trigger event, as defined in the related Mortgage Loan documents, In Place cash management (as described above) will take effect, and will generally continue until all trigger events are cured (to the extent a cure is permitted under the related Mortgage Loan documents).

(11)	Loan No. 1 – 245 Park Avenue – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 2 – Gateway Net Lease Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate. The Underwritten NCF DSCR and Underwritten NCF Debt Yield includes rent income from Baxalta (Barry Pointe) and Baxalta (Casselberry), which are under construction and are expected to open in the fourth quarter of 2017.

Loan No. 3 – Olympic Tower – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 6 – 211 Main Street – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 7 – 740 Madison – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loan.

Loan No. 9 – iStar Leased Fee Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 10 – Save Mart Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

(12)	Loan No. 1 – 245 Park Avenue – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the 245 Park Avenue subordinate companion loan. Including the subordinate companion loan, the Underwritten NOI DSCR is 2.58x, the Underwritten NCF DSCR is 2.45x, the Cut-off Date LTV Ratio is 54.3%, the LTV Ratio at Maturity or ARD is 54.3%, the Underwritten NOI Debt Yield is 9.6%, the Underwritten NCF Debt Yield is 9.1% and the Loan per Net Rentable Area (SF/Units/Rooms) ($) is $674.

Loan No. 2 – Gateway Net Lease Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield

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and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Gateway Net Lease Portfolio subordinate companion loan. Including the subordinate companion loan, the Underwritten NOI DSCR is 2.26x, the Underwritten NCF DSCR is 2.04x, the Cut-off Date LTV Ratio is 66.6%, the LTV Ratio at Maturity or ARD is 66.6%, the Underwritten NOI Debt Yield is 9.5%, the Underwritten NCF Debt Yield is 8.6% and the Loan per Net Rentable Area (SF/Units/Rooms) ($) is $99.

Loan No. 3 – Olympic Tower – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Olympic Tower subordinate companion loans. Including the subordinate companion loans, the Underwritten NOI DSCR is 2.24x, the Underwritten NCF DSCR is 2.17x, the Cut-off Date LTV Ratio is 40.0%, the LTV Ratio at Maturity or ARD is 40.0%, the Underwritten NOI Debt Yield is 9.0%, the Underwritten NCF Debt Yield is 8.7% and the Loan per Net Rentable Area (SF/Units/Rooms) ($) is $1,447.

Loan No. 6 – 211 Main Street – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the 211 Main Street subordinate companion loan. Including the subordinate companion loans, the Underwritten NOI DSCR is 2.08x, the Underwritten NCF DSCR is 2.07x, the Cut-off Date LTV Ratio is 66.4%, the LTV Ratio at Maturity or ARD is 66.4%, the Underwritten NOI Debt Yield is 7.9%, the Underwritten NCF Debt Yield is 7.8% and the Loan per Net Rentable Area (SF/Units/Rooms) ($) is $468.

Loan No. 10 – Save Mart Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Save Mart subordinate companion loan. Including the subordinate companion loan, the Underwritten NOI DSCR is 1.92x, the Underwritten NCF DSCR is 1.79x, the Cut-off Date LTV Ratio is 47.0%, the LTV Ratio at Maturity or ARD is 38.1%, the Underwritten NOI Debt Yield is 11.7%, the Underwritten NCF Debt Yield is 11.0% and the Loan per Net Rentable Area (SF/Units/Rooms) is $98.

(13)	The grace periods noted under “Grace Period” reflect the number of days of grace before a payment default is an event of default. Certain jurisdictions impose a statutorily longer grace period. Certain of the Mortgage Loans may additionally be subject to grace periods with respect to the occurrence of an event of default (other than a payment default) and/or commencement of late charges which are not addressed in Annex A-1 to this preliminary prospectus.

Loan No. 22 – University Shopping Center – There is a grace period without notice for any payments of principal, interest or any other sums due under the loan documents (unless due on maturity date) of five days following the date on which it is due. However, such grace period may not be exercised more than once during any 12-month period.

Loan No. 26 – 2121 Ella Boulevard – There is a grace period without notice for any payments of principal, interest or any other sums due under the loan documents of five business days following the date on which it is due. However, such grace period may not be exercised more than once during any 12-month period.

(14)	Loan No. 2 – Gateway Net Lease Portfolio – Baxalta (Barry Pointe) – The Appraised Value ($), Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are based on the “As Complete” appraised value of $8,250,000, which assumes the property is 100% leased upon completion of the construction. According to the borrower sponsor, the property is expected to open in the fourth quarter of 2017. The “As Is” appraised value as of February 27, 2017 is $1,375,000. Based on the Gateway Net Lease Portfolio “As Is” appraised value of $769,115,000, which does not include the two properties under construction, dated in February and March, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 45.9% and 45.9%, respectively.

Loan No. 2 – Gateway Net Lease Portfolio – Baxalta (Casselberry) – The Appraised Value ($), Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are based on the “As Complete” appraised value of $7,850,000, which assumes the property is 100% leased upon completion of the construction. According to the borrower sponsor, the property is expected to open in the fourth quarter of 2017. The “As Is” appraised value as of February 22, 2017 is $1,850,000. Based on the Gateway Net Lease Portfolio “As Is” appraised value of $769,115,000, which does not include the two properties under construction, dated in February and March, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 45.9% and 45.9%, respectively.

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Loan No. 4 – Starwood Capital Group Hotel Portfolio – The Appraised Value ($), Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD reflects an 8.1% portfolio premium attributed to the aggregate value of the Starwood Capital Group Hotel Portfolio as a whole. The sum of the value of each of the Mortgaged Properties on an individual basis is $889.2 million and including the premium $956.0 million. In addition, the Residence Inn Grand Rapids West, Hampton Inn Morehead, Courtyard Lufkin, Waco Residence Inn, Toledo Homewood Suites, Grand Rapids Homewood Suites, Westchase Homewood Suites, Shawnee Hampton Inn, and Racine Fairfield Inn Mortgaged Properties are based on the “As Renovated” values of $15.8 million, $13.7 million, $12.7 million, $12.2 million, $10.4 million, $10.1 million, $8.3 million, $8.1 million and $9.8 million, respectively, which assumes that a potential buyer would need to undertake a renovation following acquisition in order to meet current brand standards and/or maintain the Mortgaged Property in competitive condition. The “As Is” appraised value as of April 23, 2017 is $15.4 million, $13.3 million, $12.6 million, $11.8 million, $9.6 million, $9.5 million, $9.5 million, $8.0 million and $6.9 million, respectively. Based on the Starwood Capital Group Hotel Portfolio “As Is” appraised value of $956.0 million, which includes the 8.1% portfolio premium, as of April 23, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 60.4% and 60.4% respectively.

Loan. No. 8 – Wilmont – The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are based on, and the Appraised Value ($) reflects, the “Prospective” appraised value of $73.0 million as of June 1, 2017. The Prospective value gives value to the Bank of Hope lease renewal through March 2022 and assumes that Bank of Hope has expanded into an additional 10,777 sq. ft. at the Mortgaged Property and begun paying rent. As of June 1, 2017 the Bank of Hope has renewed is lease through March 2022 and has taken possession of their expansion space and begun paying rent. Based on the “As Is” appraised value of $69.5 million as of February 28, 2017, the Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are 68.3% and 68.3%, respectively.

Loan No. 13 – 50 West Liberty – The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are based on, and the Appraised Value ($) reflects, the “As Stabilized” appraised value of $47.57 million as of February 17, 2017. The “As Stabilized” appraised value assumes that the currently outstanding landlord obligations for tenant improvement costs, leasing commission and rent abatements have been paid as of February 17, 2017. At loan origination, the borrowers reserved $684,048 for unfunded tenant obligations and outstanding free rent. Based on the “As Is” appraised value of $46.52 million as of February 17, 2017, the Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are 74.2% and 63.5%, respectively.

Loan No. 17 – LC Hamburg Farms – The Appraised Value ($), Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD are based on the “Hypothetical As Is” appraised value of $33,341,250, which assumes that $41,250 in reserves has been escrowed at closing and would be available to any purchaser, thereby representing the as is market value plus the reserve amount. Based on the “As Is” appraised value of $33.3 million as of March 16, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 75.0% and 75.1%, respectively.

Loan No. 21 – El Paso Industrial Portfolio – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Is (Assuming Extraordinary Assumption)” appraised value of $25.2 million as of March 9, 2017. The “As Is (Assuming Extraordinary Assumption)” value assumes that borrower reserves the remaining outstanding lease up costs. At closing, the borrower reserved $260,854 for the remaining outstanding lease up costs. Based on the “As Is” appraised value of $24.9 million as of March 9, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 72.3% and 63.5%, respectively.

Loan No. 24 – Hampton Inn Braintree – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Complete” appraised value of $23.0 million as of January 1, 2019. The “As Complete” value assumes the completion of the PIP work at the Hampton Inn Braintree Mortgaged Property. At closing, the borrower reserved approximately $2.8 million, representing 110.0% of the estimated PIP work. Based on the “As Is” appraised value of $19.0 million as of April 1, 2017, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 79.5% and 64.8%, respectively.

(15)	Prepayment Provisions are shown from the respective Mortgage Loan First Payment Date.

“L(x)” means lock-out for x payments.

“D(x)” means may be defeased for x payments.

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“YM1(x)” means may be prepaid for x payments with payment of the greater of a yield maintenance charge and 1% of the amount prepaid.

“DorYM1(x)” means may be prepaid for x payments with either defeasance or a yield maintenance charge or 1% of the amount prepaid.

“O(x)” means freely prepayable for x payments, including the maturity date or anticipated repayment date.

Certain of the Mortgage Loans permit the release of a portion of a Mortgaged Property (or an individual Mortgaged Property, in connection with a portfolio mortgage loan) under various circumstances, as described in this preliminary prospectus. See “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Property Releases” in this preliminary prospectus. In addition, certain of the Mortgage Loans permit the borrower to prepay a portion of the Mortgage Loan to avoid or cure a cash sweep period due to a low debt yield or DSCR trigger. See “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Voluntary Prepayments” in this preliminary prospectus.

(16)	Loan No. 1 – 245 Park Avenue – The lockout period will be at least 24 payments beginning with and including the first payment date of May 19, 2017. Defeasance of the full $1.2 billion 245 Park Avenue Whole Loan is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) July 1, 2020. The assumed lockout period of 24 months is based on the expected DBJPM 2017-C6 securitization closing date in June 2017. The actual lockout period may be longer.

Loan No. 2 – Gateway Net Lease Portfolio – The lockout period will be at least 24 payments beginning with and including the first payment date of July 5, 2017. Defeasance of the full $523.0 million Gateway Net Lease Portfolio Whole Loan is permitted at any time after the earlier to occur of (i) two years after the closing date of the final securitization that includes the last note to be securitized and (ii) July 5, 2020. The assumed lockout period of 24 months is based on the expected DBJPM 2017-C6 securitization closing date in June 2017. The actual lockout period may be longer.

Loan No. 3 – Olympic Tower – The lockout period will be at least 25 payment dates beginning with and including the first payment date of June 6, 2017. Defeasance of the full $760.0 million Olympic Tower Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) May 1, 2020. The assumed lockout period of 25 payments is based on the expected DBJPM 2017-C6 securitization closing date in June 2017. The actual lockout period may be longer.

Loan No. 6 – 211 Main Street – The lockout period with respect to a defeasance of the 211 Main Street Whole Loan will be at least 26 payments beginning with and including the first payment date of May 6, 2017. Defeasance of the full $195.219 million 211 Main Street Whole Loan is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) May 6, 2020. The borrower is also permitted to prepay the 211 Main Street Whole Loan in whole or in part at any time during the term of the Mortgage Loan with the payment of a yield maintenance premium, if such prepayment occurs prior to the open period. The assumed lockout period of 26 months for a defeasance of the 211 Main Street Whole Loan is based on the expected DBJPM 2017-C6 securitization closing date in June 2017. The actual lockout period may be longer. The related whole loan documents provide that any prepayment of the 211 Main Street Whole Loan is required to be applied by the lender first to the reduction of the outstanding principal balance of each of the senior component notes on a pro rata and pari passu basis, until the balance of such notes has been reduced to zero, and then to the reduction of the related subordinate companion loans.

Loan No. 9 – iStar Leased Fee Portfolio – The lockout period will be at least 26 payments beginning with and including the first payment date of May 5, 2017. Defeasance of the $227.0 million iStar Leased Fee Portfolio Whole Loan in whole or in part is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) March 30, 2020. The assumed lockout period of 26 months is based on the expected DBJPM 2017-C6 securitization closing date in June 2017. The borrowers are also permitted to prepay the iStar Leased Fee Portfolio Whole Loan in whole or in part with the payment of a yield maintenance premium after the expiration of the related lockout period. The actual lockout period may be longer.

(17)	Loan No. 2 – Gateway Net Lease Portfolio – After June 5, 2019, the borrowers may obtain the release of an individual Mortgaged Property upon a partial prepayment of the Mortgage Loan in accordance with the

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Mortgage Loan documents provided, among other things, (i) no event of default has occurred and is continuing, (ii) the borrower prepays the whole loan by the applicable adjusted release amount, as defined in the Mortgage Loan documents, for such individual Mortgaged Property (including the payment of the yield maintenance premium, if applicable) and (iii) after giving effect to the release of such individual Mortgaged Property, the debt yield, as calculated in the Mortgage Loan documents, for the then remaining Mortgaged Properties is equal to or greater than (A) the greater of (x) the debt yield for all the Mortgaged Properties then remaining immediately prior to giving effect to the release or (y) 10.0% and (B) 14.0% (collectively, the “Release Debt Yield”). The borrowers are also permitted to prepay a portion of the whole loan in order to satisfy the Release Debt Yield requirements set forth above, in each case in accordance with the Mortgage Loan documents (including the payment of the yield maintenance premium, if applicable).

Loan Nos. 4, 6 and 9 – Starwood Capital Group Hotel Portfolio, 211 Main Street and iStar Leased Fee Portfolio – The related borrower(s) may prepay a portion of the related Whole Loan provided that no event of default has occurred and is continuing and, in the case of (i) 211 Main Street in an amount necessary to achieve the required debt yield to avoid a cash sweep period and (ii) iStar Leased Fee Portfolio, provided further that no total and/or partial defeasance has occurred under the Mortgage Loan documents.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – From and after the prepayment lockout date, the borrowers may obtain the release of an individual Mortgaged Property upon a partial prepayment of the Mortgage Loan in accordance with the Mortgage Loan documents provided, among other things, (i) no monetary event of default has occurred and is continuing, (ii) the prepayment equals or exceeds the Release Price, as defined in the Mortgage Loan documents, and the borrowers pays any interest and yield maintenance premium, as applicable, and (iii) after giving effect to the release of the individual Mortgaged Property, the DSCR for all remaining Mortgaged Properties is equal to or greater than the greater of (A) 2.65x and (B) the DSCR for the remaining Mortgaged Properties immediately prior to the release of the individual Mortgaged Property, provided the debt service coverage ratio test may be satisfied with an additional prepayment of principal (with yield maintenance).

Loan No. 9 – iStar Leased Fee Portfolio – From and after the prepayment lockout date, the borrowers may obtain the release of an individual Mortgaged Property (each such released property, a “Released Property”) with either (a) partial defeasance, provided no partial release with yield maintenance has occurred or (b) payment of yield maintenance, provided no partial defeasance has occurred, upon a partial prepayment of the Mortgage Loan in accordance with the Mortgage Loan documents provided, among other things, (i) after giving effect to the release of the Released Property, the DSCR of all remaining individual properties is not less than the greater of (A) the DSCR of all individual properties immediately prior to the applicable partial defeasance (but in no event greater than 2.43x) and (B) 2.41x, (ii) after giving effect to the release of the Released Property, the LTV of all remaining individual properties is not greater than the lesser of (A) 65.6% and (B) the LTV with respect to all of the individual properties immediately prior to the applicable partial defeasance (but in no event less than 63%), (iii) after giving effect to the release of the Released Property, the Debt Yield of all remaining individual properties is not less than the greater of (A) the Debt Yield of all individual properties immediately prior to the applicable partial defeasance (but in no event less than 9.35%) and (B) 9.20%, and (iv) to the extent the applicable partial defeasance or partial release with yield maintenance relates to a release of any of Doubletree Seattle Airport, Hilton Salt Lake, Doubletree Mission Valley, Doubletree Durango and Doubletree Sonoma (individually and/or collectively, a “Hilton Individual Property”), the borrower has delivered evidence reasonably acceptable to the lender that such Hilton Individual Property has been severed from that certain Amended and Restated Lease governing the Hilton Individual Properties (the “Hilton Master Lease”) and that such severing of the Hilton Master Lease does not have a material adverse effect on any terms of the loan or an adverse effect on the terms of the Hilton Master Lease. In addition, in the event that any partial release would result in the release of all individual Mortgaged Properties held by an individual borrower (each, an “Unencumbered Borrower”), such Unencumbered Borrower is required to be released from the obligations of the Mortgage Loan documents, except with respect to 500 Woodward LLC, other than in connection with, as applicable, a total defeasance of the loan or a payment of the Mortgage Loan in full.

Loan No. 10 – Save Mart Portfolio – Any time on or after the expiration of the lockout period, the borrower may obtain the release of any of the Save Mart Portfolio Mortgaged Properties, provided, among other things, (i) no event of default has occurred and is continuing, (ii) the borrower pays the Release Amount, as defined in the loan documents, (iii) the LTV ratio with respect to the remaining Save Mart Portfolio Properties is no greater than the lesser of (a) the LTV ratio at origination of the Save Mart Portfolio Whole Loan (47.0% prior to an permitted mezzanine loan, 58.1% thereafter) and (b) the LTV ratio immediately prior to the release, (iv) the DSCR with respect to the remaining Save Mart Portfolio Properties is no less than the greater of (a) the DSCR at origination of the Save Mart Portfolio Whole Loan (1.79x prior to an permitted

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mezzanine loan, 1.35x thereafter) and (b) the DSCR immediately prior to the release and (v) the debt yield with respect to the remaining Save Mart Portfolio Properties is no less than the greater of (a) the debt yield at origination of the Save Mart Portfolio Whole Loan (11.0% prior to an permitted mezzanine loan, 9.5% thereafter) and (b) the debt yield immediately prior to the release.

Loan No. 14 – Columbus Park Crossing South – At any time after the defeasance lockout expiration date, the borrower may obtain the release of a release parcel upon a third-party sale provided, among other things, (i) no event of default has occurred and is continuing, (ii) the DSCR for the remaining property is not less than the greater of the DSCR immediately preceding the partial release and 1.33x and (iii) the LTV ratio for the remaining property is not more than the lesser of the LTV ratio immediately preceding the partial release and 75.0%.

Loan No. 21 – El Paso Industrial Portfolio – At any time after the defeasance lockout expiration date, the borrower may obtain the release of any Mortgaged Property in connection with a bona fide third-party sale provided, among other things, (i) no event of default has occurred and is continuing, (ii) the DSCR for the remaining properties is not less than the greater of the DSCR immediately preceding the partial release and 1.32x, (iii) the LTV ratio for the remaining property is not more than the lesser of the LTV ratio immediately preceding the partial release and 71.4% and (iv) solely with respect to the 26 Walter Jones Mortgaged Property and the 28 Walter Jones Mortgaged Property, the borrower obtains a severance of the applicable ground lease.

(18)	Loan No. 9 – iStar Leased Fee Portfolio – The Mortgage Loan is secured by the borrowers’ leased fee interest in the Mortgaged Properties, which are ground leased to multiple tenants.

Loan No. 12 – Portola Hotel & Spa – In addition to the Mortgaged Property, the borrower is also a lessee under a lease for a ballroom with the City of Monterey. The Mortgage Loan documents provide that to the extent the borrower or its affiliates obtain fee title to the space leased pursuant to the ballroom lease, the borrower will (or will cause the affiliate) to grant a security interest in the fee estate to the lender.

Loan No. 14 – Columbus Park Crossing South – The Mortgaged Property represents the related borrower’s fee interest in the Mortgaged Property. The Mortgaged Property is subject to three leases with the Development Authority of Columbus, Georgia (the “Columbus Development Authority”) that were created in connection with the tax abatement when a predecessor of the borrower temporarily transferred its fee interest in the Mortgaged Property to the Columbus Development Authority and the Columbus Development Authority transferred back to the borrower the related leasehold interest. Pursuant to the tax abatement arrangement, upon termination of the tax abatement (December 31, 2026), the Columbus Development Authority is required to sell back its fee interest in the Mortgaged Property to the borrower for $100, and the borrower is required under the loan documents to effect this purchase. The Mortgage Loan is secured by the borrower’s leasehold estate, the Columbus Development Authority’s fee estate and any after-acquired interest of the borrower in the foregoing fee estate.

(19)	The following Mortgaged Property consists, in whole or in part, of the borrower’s interest in one or more ground leases, space leases, air rights leases or other similar leasehold interests:

Loan No. 2 – Gateway Net Lease Portfolio – The Mortgage Loan is secured by the borrowers’ leasehold interest in the FedEx (Baltimore), GoDaddy, Sikorsky Aircraft R&D Facility and Hitachi Mortgaged Properties and the remaining Mortgaged Properties in fee.

Loan No. 3 – Olympic Tower – The Mortgaged Property is subject to a ground lease that commenced on September 30, 1975 and expires on September 30, 2074 (the “Olympicgold Ground Lease”) in which Olympicgold, L.L.C. is the landlord (the “Olympicgold”) and the related borrower is the tenant. Olympicgold is the successor-in-interest under the Olympicgold Ground Lease to The Equitable Life Assurance Society of the United States. Olympicgold is the fee owner of substantially all of the land underlying the building that is the collateral for the Olympic Tower Whole Loan. In addition, Olympicgold leases a 2,211 sq. ft. parcel of land that is part of the Olympic Tower Property (the “Pochari Parcel”) pursuant to a ground lease (the “Pochari Ground Lease”), from the Charles Pochari estate, Ellen Gradt, Thomas R. Pochari, Sr. and Violet A. Curley (the “Pochari Family”). Olympicgold leases the Pochari Parcel to the borrower pursuant to a sub-ground lease. The Pochari Family delivered an estoppel certificate to the lender in connection with the Mortgage Loan origination, pursuant to which, the Pochari Family agreed (i) that the lender will have all rights, remedies, powers and privileges of a leasehold mortgagee under the Pochari Ground Lease and (ii) to recognize the lender as a leasehold mortgagee with respect to all such rights, remedies, powers and privileges (notwithstanding that the leasehold interest under the Pochari Ground Lease is not directly

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encumbered by the lender’s mortgage). Olympicgold, L.L.C. is not required to enter into a new lease with a lender in the event that the Olympicgold Ground Lease is terminated (whether in the Ground Lessee’s bankruptcy, for the Ground Lessee’s default, or otherwise. Any recourse to the guarantor with respect to bankruptcy-related events is capped at an amount equal to 10% of the original principal balance of the related Olympic Tower Whole Loan, plus all reasonable out-of-pocket costs and expenses (including court costs and reasonable, out-of-pocket attorneys’ fees) incurred by the lender in the enforcement of the guaranty, provided, however, there is no limitation on guarantor recourse liability if any bankruptcy-related event in any way results in a termination, surrender or rejection of the Olympicgold Ground Lease or an amendment or modification of the Olympicgold Ground Lease in a manner adverse to the lender without the lender’s prior written consent. The guarantors for Olympic Tower Whole Loan are required to maintain a net worth of $250,000,000 and liquid assets of not less than $20,000,000 for the loan term. The Olympicgold Ground Lease rent is equal to $1.75 million per year, with no contractual increases or future resets. The Pochari Ground Lease commenced January 23, 1968 and expires on January 22, 2067. At the commencement of the Pochari Ground Lease term, the Pochari Ground Lease rent was equal to $26,000 per year and is subject to a cost of living increase; the rent is currently equal to $94,160 in 2017.

Loan No. 9 – iStar Leased Fee Portfolio – DoubleTree Seattle Airport Mortgaged Property – The Mortgage Loan is secured by the borrowers’ fee and leasehold interests in the DoubleTree Seattle Airport Mortgaged Property. The borrowers’ fee and leasehold interests are collectively ground leased to the tenant, which operates a hotel on such Mortgaged Property. The hotel is not part of the collateral for the Mortgage Loan. The borrowers’ leasehold interest is owned in fee by an unrelated third party and is subject to a ground lease that expires on January 31, 2044.

Loan No. 21 – El Paso Industrial Portfolio – The Mortgaged Loan is secured by the borrower’s leasehold interest in nine underlying properties. Seven of the mortgaged properties are subject to ground leases with an expiration date of October 1, 2033 with three, 10-year renewal options. The current annual aggregate base rent required under the ground leases is equal to $178,819, subject to adjustment in accordance with the ground leases. Two of the mortgaged properties are subject to ground leases with an expiration date of January 1, 2037, with two, 10-year renewal options. The current annual aggregate base rent required under the ground lease is equal to $97,223, subject to adjustment in accordance with the ground leases.

(20)	Loan No. 3 – Olympic Tower – The Largest Tenant, NBA Properties, Inc., leases 163,117 sq. ft. of space, including 794 sq. ft. of storage space, with an expiration date of December 31, 2035. Unless NBA Properties, Inc. exercises its option to include 28,840 sq. ft. of space currently leased on all of the 11th floor and the remaining portion of the 12th floor (together known as the “Swing Space”) the Swing Space lease will expire on April 6, 2020.

Loan No. 8 – Wilmont – The Largest Tenant, LADMH, occupies 14,766 sq. ft. that expires on January 31, 2020 with the remaining 96,126 sq. ft. expiring on December 31, 2022. The 2nd Largest Tenant, Bank of Hope, occupies 2,649 sq. ft. that expires on December 31, 2018 and 5,626 sq. ft. that expires on May 31, 2018, with the remaining 87,622 sq. ft. expiring on March 31, 2022.

Loan No. 37 – Royal Palm Square – The 4th Largest Tenant, Larson Educational Services, leases 3,941 sq. ft. expiring on November 30, 2018 and 1,667 sq. ft. expiring on November 30, 2017.

(21)	The lease expiration dates shown are based on full lease terms. However, in certain cases, a tenant may have the option to terminate its lease or abate rent prior to the stated lease expiration date for no reason after a specified period of time and/or upon notice to the landlord or upon the occurrence of certain contingencies including, without limitation, if the landlord violates the lease or fails to provide utilities or certain essential services for a specified period or allows certain restricted uses, upon interference with such tenant’s use of access or parking, upon casualty or condemnation, for zoning violations, if certain anchor or key tenants (including at an adjacent property) or a certain number of tenants go dark or cease operations, if a certain percentage of the net rentable area at the Mortgaged Property is not occupied, if the tenant fails to meet sales targets or business objectives, or, in the case of a government tenant, for lack of appropriations or other reasons. In addition, in some instances, a tenant may have the right to assign its lease and be released from its obligations under the subject lease. Furthermore, some tenants may have the option to downsize their rented space without terminating the lease completely. In addition to the foregoing, the following are non-contingent early termination options for those tenants listed in Annex A-1:

Loan No. 1 – 245 Park Avenue – The Largest Tenant, Société Générale, has the right to terminate the lease with respect to either (i) the highest full floor in the building then demised to tenant pursuant to the lease or

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sublease or (ii) the two highest full floors of the building then demised, but only if such two floors are contiguous to one another, by providing notice no later than May 1, 2021.

Loan No. 3 – Olympic Tower – The Largest Tenant, NBA Properties, Inc. (“NBA Properties”), has the right to reduce its space as follows: (x) either (i) a portion of the 12th floor or (ii) the entire 20th floor of the building, by providing notice prior to July 1, 2018, and (y) after January 1, 2026, either (i) the uppermost floor of office space leased to NBA Properties or (ii) the lowermost floor of office space leased to NBA Properties, by providing at least at least 18 months prior notice and the payment of a contraction fee, and (z) all or a portion of the Swing Space, by providing 180 days prior written notice, subject to additional requirements of the lease, including that the right in clause (z) is a one-time right.

Loan No. 8 – Wilmont – The Largest Tenant, LADMH, has a termination option with respect to all of its space in January 2020 upon six months prior written notice, and the 3rd Largest Tenant, the County of LA Public Health Department, has the right to terminate its lease or reduce its space at any time after December 6, 2018 of the extension term upon at least 90 days’ prior written notice.

Loan No. 9 – iStar Leased Fee Portfolio – Hilton Salt Lake – DoubleTree Seattle Airport – DoubleTree Mission Valley – DoubleTree Sonoma and – DoubleTree Durango – The tenant may terminate the lease with respect to an individual Mortgaged Property and offer to purchase any such property that is materially and adversely affected by the borrower’s failure (after notice and expiration of cure periods) to provide applications to governmental authorities for any license, permit or approval necessary for the operation of such property at a purchase price equal to the net present value of the base rent payable through the expiration of the then-current term. The borrower may accept or reject the tenant’s offer to purchase such individual Mortgaged Property. If the borrower rejects such offer, the lease will terminate and the tenant must vacate in accordance with the lease. The borrower may, at all times prior to the closing date for the purchase of the individual Mortgaged Property or the termination of the lease, cancel the tenant’s purchase right or termination right by obtaining the required applications to governmental authorities in sufficient time and manner so that the subject license, permit or approval is obtained or reinstated by a date that is prior to the related closing date or termination date.

Loan No. 13 – 50 West Liberty – The Largest Tenant, Renown Health, has the one-time right to terminate its lease effective on September 30, 2022, with 12 months’ written notice and payment of a termination fee equal to the unamortized cost of leasing commissions and tenant improvements for the tenant’s lease incurred by the landlord amortized at a 6.0% interest rate. The 2nd Largest Tenant, New York Life Insurance Co., has an ongoing termination option effective any time after August 31, 2021 with nine months’ written notice and a payment of a termination fee equal to the cost of unamortized tenant improvements and leasing commissions for the tenant’s lease incurred by the landlord amortized at a 6.0% interest rate, plus three months of the then current base rent.

Loan No. 19 – City Crossing – The 2nd Largest Tenant, HomeGoods, has the right to terminate its lease effective as of August 16, 2020, with notice on or prior to February 16, 2020 and the payment of a termination fee.

Loan No. 33 – Main Street Square – The 3rd Largest Tenant, Humana Medical Plan, Inc., has the right to terminate its lease effective as of July 31, 2020, with a six months’ notice and payment of a termination fee.

(22)	Loan No. 1 – 245 Park Avenue – The Largest Tenant, Société Générale, subleases 36,425 contractual sq. ft. to Brunswick Group and 36,425 contractual sq. ft. to MIO Partners. The 2nd Largest Tenant, JPMCB, subleases 562,347 contractual sq. ft. to Société Générale through October 31, 2022. In addition, The Second Largest Tenant, JPMCB also subleases 90,556 contractual sq. ft. to Houlihan Lokey Inc., 49,133 contractual sq. ft. to The Nemec Agency, 34,058 contractual sq. ft. to Pierpont Capital Holdings LLC and 15,939 contractual sq. ft. to JLL. The square footage for JPMCB does not include the space subleased to Société Générale, and the terms shown for Société Générale are based on JPMCB’s prime lease. The 3rd Largest Tenant, Major League Baseball (“MLB”), subleases 37,385 contractual sq. ft. to the National Bank of Australia, 24,840 contractual sq. ft. to Houlihan Lokey Inc. and 10,525 contractual sq. ft. to Anthos USA Inc. MLB has announced that it plans to vacate its space at the end of its lease term in October 2022 and that it has executed a lease at another location and intends to move in to such location in 2019. If MLB does not renew its lease 12 months before its lease expiration date or if MLB vacates or abandons all or substantially all of its premises, a cash sweep event will occur.

Loan No. 10 – Save Mart Portfolio – The Largest Tenant at two of the mortgaged properties in the Save Mart Portfolio subleases space to Dick’s Sporting Goods. Dick’s Sporting Goods subleases 73.7% of the Dick’s

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Sporting Goods - Salinas Mortgaged Property NRA from Save Mart pursuant to a sublease that provides for a 10-year term through January 2023 at a rental rate of $14.75 PSF with four various renewal options through April 2041 and no termination options. In addition, the Dick’s Sporting Goods - Folsom Mortgaged Property is 100.0% subleased to Dick’s Sporting Goods through April 2027 at a rental rate of $17.53 PSF with four five-year renewal options and no termination options.

(23)	The following major tenants shown on Annex A-1 have abated, free or prepaid rent:

Loan No. 3 – Olympic Tower – At origination, the borrower deposited $11,843,236 into a free rent reserve account, $7,030,771 of which relates to the Largest Tenant, NBA Properties, Inc. and $113,966 of which related to the 2nd Largest Tenant, Richemont North America, Inc. NBA Properties, Inc. has a free rent period on the Swing Space portion of its lease through October 2017 and free rent on the remainder of its premises from July 2018 through December 2018. Richemont North America, Inc. has free rent on a portion of its space on the ninth floor of the Mortgaged Property until December 2017.

Loan No. 7 – 740 Madison – The Largest Tenant, Bottega Veneta, lease requires an approximately 21-month free rent period extending through October 31, 2018, as well as an additional $2.0 million rent credit to be applied as a monthly credit of $100,000 against the first 20 rent payments. The Upfront Other Reserve ($) consists of a $2,000,000 reserve for rent credits that are due to Bottega Veneta following the expiration of the free rent period. The lease requires that the rent credits be applied beginning on the first rent payment date following the free rent period, and the related reserve is required to be disbursed in $100,000 increments to the tenant on a monthly basis beginning November 2018 through June 2020. In addition, in the event the rating of the guarantor under the lease for Bottega Veneta is downgraded below investment grade (i.e., below “Baa3” for Moody’s, “BBB-” for S&P and “BBB-” for Fitch), the borrower is required to deposit within five business days of such downgrade additional funds equal to all free rent or rent credits remaining under the lease.

Loan No. 8 – Wilmont – At origination, the borrower reserved $728,528 (“LADMH Funds”) for tenant improvements and rent abatements with respect to the Largest Tenant, LADMH. Upon notice from the borrower that LADMH has elected to abate rent on the succeeding monthly payment date with respect to any unused portion of LADMH Funds, the lender will be required to disburse an amount equal to such rent abatement (not to exceed $50,000 for any disbursement) either (x) if a trigger period is continuing, to the deposit account to be disbursed in accordance with the terms of the loan agreement or (y) if a trigger period is not continuing, to the borrower.

Loan No. 15 – El Paseo Square – At origination, the borrower deposited $106,985 into an additional lease gap rent reserve account, $45,748 of which relates to the 3rd Largest Tenant, Luna Grill, which has gap rent reserved through August 2017, and the remaining portion of the reserve relates to gap rent periods for three smaller tenants through July 2017.

Loan No. 20 – The Tides Building – At origination, the borrower deposited $108,033 into a free rent reserve account, all of which relates to the 2nd Largest Tenant, Blue LA, which has free rent periods in January 2018 and January 2019.

Loan No. 23 – Santa Barbara Corporate Center – At origination, the borrower deposited $76,820 into a free rent reserve account, $67,089 of which relates to the Largest Tenant, AT&T which has free rent periods in March 2018 and March 2019.

Loan No. 33 – Main Street Square – The Largest Tenant, Winn-Dixie, is entitled to rent abatement in the amount of $48,474 in connection with its exercising of the term extension to 2023. The borrower was required at origination to reserve for such amount.

(24)	The tenants shown in the Annex A-1 have signed leases but may or may not be open for business as of the Cut-off Date of the securitization.

Loan No. 7 – 740 Madison – The Largest Tenant, Bottega Veneta, has taken possession of its space but has not yet taken occupancy or commenced paying rent at the Mortgaged Property. Bottega Veneta is required to begin paying rent in November 2018. At origination, the borrower reserved approximately $5.2 million to cover debt service during the initial rent abatement period through October 2018, as well as an additional $2.0 million for rent credits to be applied in equal $100,000 disbursements between November 2018 and June 2020. Bottega Veneta is expected to open in February 2018.

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Loan No. 15 – El Paseo Square – The 3rd Largest Tenant, Luna Grill, is in occupancy but has not yet begun paying rent. At origination, the borrower deposited $268,344 for free rent, tenant improvement allowances and leasing commissions related to the Luna Grill lease.

Loan No. 20 – The Tides Building – The 2nd Largest Tenant, Blue LA, is in occupancy of its space and paying full rent but is currently in the process of completing its build-out and is expected to open for business in January 2018.

Loan No. 33 – Main Street Square – The Largest Tenant, Winn-Dixie, is entitled to rent abatement in the amount of $48,474 in connection with its exercising of the term extension to 2023. The borrower was required at origination to reserve for such amount.

(25)	Loan No. 2 – Gateway Net Lease Portfolio – Each of the Mortgaged Properties are leased to single tenants under triple net leases and/or are recently constructed, and so there is no Historical NOI.

Loan No. 4 – 740 Madison – Limited Historical NOI is available as the Mortgaged Property underwent a major renovation that was completed in January 2017.

Loan No. 10 – Save Mart Portfolio – Historical NOI is not presented as the master lease is triple-net where all of the operating management expenses are paid for directly by the sole tenant at all the Mortgaged Properties.

Loan No. 11 – Lake Forest Gateway – The Mortgaged Property was re-developed by the Sponsor from 2015 to 2016. Accordingly, Historical NOI information is not available.

Loan No. 16 – Faudree Ranch – Limited Historical NOI is available as the Mortgaged Property was constructed in 2014.

Loan No. 19 – City Crossing - Due to the timing of the acquisition of the Mortgaged Property by the sponsor in 2015, exact 2015 financials were not made available at origination and therefore, 2015 information is not available.

Loan No. 26 – 2121 Ella Boulevard – No Historical NOI is available as the Mortgaged Property was constructed in 2015 and there were no operating histories delivered at origination.

Loan No. 29 – El Cajon Retail – The previous owner of the Mortgaged Property did not provide historical financials. As such, some Historical NOI information is not available.

Loan No. 30 – Springhill Suites Wilmington Mayfaire – Limited Historical NOI is available as the Mortgaged Property was constructed in 2015.

Loan No. 31 – Long Meadow Farms – Limited Historical NOI is available as the Mortgaged Property was constructed in 2015.

Loan No. 32 – 2215 Broadway – The sponsor acquired the Mortgaged Property in February 2017 and the previous owner did not provide historical financials. As such, Historical NOI information is not available.

Loan No. 35 – Aethercomm Building – The previous owner of the Mortgaged Property did not provide historical financials. As such, Historical NOI information is not available.

Loan No. 36 – 436 Bryant – The Mortgaged Property underwent a full renovation and re-positioning from 2015 to 2016. Accordingly, Historical NOI information is not available.

Loan No. 39 – 8333 Royal Ridge – The previous owner of the Mortgaged Property did not provide historical financials. As such, some Historical NOI information is not available.

Loan No. 41 – 2800 Sprouse – The previous owner of the Mortgaged Property did not provide historical financials. As such, Historical NOI information is not available.

(26)	Loan No. 13 – 50 West Liberty - The borrowers, 50 West Liberty DE LLC and Redbird Reno Liberty DE LLC, are structured as tenants-in-common and each is a Delaware limited liability company structured to be

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bankruptcy-remote with one independent director in its organizational structure. The sponsors of the borrowers and nonrecourse carve-out guarantors are Bruce Cardinal and Matthew T. White.

(27)	All upfront reserve balances reflect the upfront reserve amount at loan origination. The current balance may be less than the amount shown.

Loan No. 2 – Gateway Net Lease Portfolio – At origination the borrowers were required to deposit into the Upfront Other Reserve ($) $10,720,000 in connection with the two Mortgaged Properties under construction, Baxalta (Barry Pointe) and Baxalta (Casselberry). The borrowers are entitled to disbursements from the reserve upon satisfaction of the terms and conditions, as described in the Mortgage Loan documents.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – At origination the borrowers were required to deposit into the Upfront Other Reserve ($) (i) $6,385,000 for any future capital work or FF&E expenditures associated with the Larkspur Landing properties and (ii) $5,883,991 for existing capital improvement and property improvement plan work for 12 individual Mortgaged Properties as described in the Mortgage Loan documents.

Loan No. 6 – 211 Main Street – At origination the Principal / Carveout Guarantor delivered a guaranty for certain outstanding tenant improvements and leasing commissions obligations related to the sole tenant, Charles Schwab, in lieu of a cash reserve. The guaranty is capped at $12,191,209, which is required to be decreased on a dollar-for-dollar basis by any amounts on deposit in the excess cash flow reserve account as of the date of determination (provided that during the continuance of an event of default, the date of determination is required to be the date that is immediately prior to the event of default).

Loan No. 7 – 740 Madison – The Upfront Other Reserve ($) consists of (i) a $5,190,000 reserve for debt service payments on the 740 Madison Whole Loan from the origination date through and including October 31, 2018. The Largest Tenant, Bottega Veneta, is the sole tenant at the Mortgaged Property and has an approximately 21-month free rent period under its lease through October 2018 and (ii) a $2,000,000 reserve for rent credits that are due to Bottega Veneta following the expiration of the free rent period. In addition, in the event the rating of the guarantor under the lease for Bottega Veneta is downgraded below investment grade (i.e., below “Baa3” for Moody’s, “BBB-” for S&P and “BBB-” for Fitch), the borrower is required to deposit within five business days of such downgrade additional funds equal to all free rent or rent credits remaining under the lease.

Loan No. 12 – Portola Hotel & Spa – At origination the borrower was required to deposit into the Upfront Other Reserve ($) $119,477 for disputed rent and other charges that have not been paid pursuant to the borrower’s leasehold interest in 10,655 sq. ft. of ballroom space, which is not part of the mortgaged collateral for the Mortgage Loan.

Loan No. 33 – Main Street Square – At origination the borrower was required to deposit into the Upfront Other Reserve ($) (i) $165,275 for costs related to roof replacements over the term of the Mortgage Loan, (ii) $48,474 for outstanding free rent and (iii) $11,500 for a Winn-Dixie work reserve.

(28)	All ongoing reserve balances reflect the ongoing reserve amount at loan origination. The current balance may be greater than or less than the amount shown. Monthly reserves required to be deposited in such accounts may be capped pursuant to the related mortgage loan documents.

Loan No. 2 – Gateway Net Lease Portfolio – The Monthly Tax Reserve ($) is waived to the extent: (i) no event of default has occurred, (ii) the debt yield (as calculated in the Mortgage Loan documents) based on the trailing three months is more than 8.50% on any date of determination for the one calendar quarter immediately preceding the date of such determination and (iii) no bankruptcy action of an individual borrower or affiliated manager has occurred (collectively a “Cash Sweep Period”). If any of the preceding has occurred and is continuing, on a monthly basis, the borrowers are required to deposit reserves of 1/12 of the estimated annual real estate taxes into the Monthly Tax Reserve ($). The requirement for the borrowers to make monthly deposits to the Monthly Replacement Reserve ($) is waived so long as (i) no Cash Sweep Period is continuing or (ii) no event of default is continuing and the borrowers provide satisfactory evidence that an amount equal to the monthly deposit required under the Mortgage Loan documents (or a portion of such amount) is being paid directly by one or more tenants (to the extent such tenants are not in default under their respective leases beyond applicable cure periods). If a Cash Sweep Period has occurred and is continuing, on a monthly basis, the borrowers are required to deposit approximately $110,353 into the Monthly Replacement Reserve ($), and 1/12 of rents (including both base rent and additional rents) due

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under each ground lease into the Monthly Other Reserve ($), upon the occurrence of Cash Sweep Period. The requirement for the borrowers to make monthly deposits to the Monthly TI/LC Reserve ($) is waived so long as (i) no Cash Sweep Period is continuing or (ii) no event of default is continuing and the borrowers provide satisfactory evidence that an amount equal to the monthly deposit required under the Mortgage Loan documents (or a portion of such amount) is being paid directly by one or more tenants (to the extent such tenants are not in default under their respective leases beyond applicable cure periods). If a Cash Sweep Period has occurred and is continuing, on a monthly basis, the borrowers are required to deposit in to the Monthly TI/LC Reserve ($) approximately $331,059. The Monthly TI/LC Reserve ($) is subject to a cap of approximately $7,945,415. The requirement for the borrowers to make monthly ground lease deposits to the Monthly Other Reserve ($) are waived so long as (i) no event of default exists and (ii) the borrowers provide evidence that ground rent has been paid by one or more tenants and the such tenants are not in default in accordance with their respective leases. The replacement reserve is subject to a cap of $2,648,472.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – Monthly Tax Reserve ($) and Monthly Insurance Reserve ($), are waived to the extent: (i) no event of default has occurred, (ii) the manager is not the subject of a bankruptcy action, (iii) the franchise agreement or the Larkspur Landing license agreement has not terminated, canceled, or expired in violation of the Mortgage Loan documents, (iv) the DSCR is not less than 1.75x as of the last day of any calendar quarter and (v) no involuntary bankruptcy event has occurred. If any of the preceding has occurred and is continuing (collectively a “Trigger Period”), on a monthly basis, the borrowers are required to deposit reserves of 1/12 of the estimated real estate taxes and insurance premiums payable into the – Monthly Tax Reserve ($) and Monthly Insurance Reserve ($), respectively. Upon the occurrence and during the continuance of a Trigger Period, on a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual taxes into the Monthly Tax Reserve ($), (ii) provided an acceptable blanket policy is no longer in place, 1/12 of the annual insurance premiums into the Monthly Insurance Reserve ($) and (iii) 1/12 of the estimated ground rent due under the ground lease into the Monthly Other Reserve ($). In addition, the borrowers are required each month to deposit an amount equal to the greater of (i) 4% of the gross income from operations for the calendar month which is two months prior to the applicable payment date and (ii) the amount of the deposit, if any, then required by franchisor on account of FF&E under the franchise agreement for the applicable individual Mortgaged Property into the Monthly Other Reserve ($).

Loan No. 6 – 211 Main Street – The Monthly Tax Reserve ($), Monthly Insurance Reserve ($), Monthly CapEx Reserve ($) and Monthly TI/LC Reserve ($) are waived to the extent (i) no event of default has occurred and (ii) the debt yield (as calculated in the Mortgage Loan documents) equals or exceeds (A) 4.5% for any date of determination prior to June 30, 2018, or (B) 7.0% for any date of determination on or after July 1, 2018. (collectively a “Cash Trap Event”). During the continuance of a Cash Trap Event, on a monthly basis the borrower is required to deposit reserves of (i) 1/12 of the estimated annual taxes into the Monthly Tax Reserve ($), (ii) provided an acceptable blanket policy is no longer in place, 1/12 of the annual insurance premiums into the Monthly Insurance Reserve ($), (iii) $52,158 into the Monthly TI/LC Reserve ($), which is subject to a cap of $1,251,798 and (iv) $7,650 into the Monthly Replacement Reserve ($), which is subject to a cap of $183,597. In addition, to the extent the borrower provides invoices or other evidence of payment that property taxes have been paid by Charles Schwab under its lease, the monthly deposit into the Monthly Tax Reserve ($) is required to be reduced on a dollar-for-dollar basis by such amounts paid.

Loan No. 12 – Portola Hotel & Spa – Monthly Tax Reserve ($) is waived to the extent: (i) no event of default has occurred, (ii) the DSCR (as calculated in the Mortgage Loan documents) based on the trailing 12months is at least 1.65x and (iii) borrower provides evidence that taxes have been paid. If any of the preceding is not fulfilled, the borrower will be required to deposit 1/12 of the annual taxes into the Monthly Tax Reserve ($).

Loan No. 19 – City Crossing – The borrower is required each month to deposit $2,444 into the Monthly CapEx Reserve ($) (which is subject to a cap of $90,000) for a replacement reserve. In addition the borrower is required each month to deposit $14,314 and any amount received from a tenant in connection with a lease termination (“Termination Deposit”) (subject to a cap of $350,000, which excludes any Termination Deposit) into the Monthly TI/LC Reserve ($).

Loan No. 20 – The Tides Building – On each monthly payment date, the borrower is required to deposit $2,111 into the Monthly TI/LC Reserve ($) prior to the Rollover Cap Commencement Date. On each monthly payment date following the Rollover Cap Commencement Date, to the extent funds in the reserve are equal to the cap, the borrower will cease making payments into the Monthly TI/LC Reserve ($) and any funds then

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on deposit in excess of the cap of $250,000 will be released to the borrower. The “Rollover Cap Commencement Date” will occur when the Burke Williams Lease Renewal Criteria has been satisfied. The “Burke Williams Lease Renewal Criteria” means either (x) the Burke Williams Lease is renewed with the express renewal options set forth in the original lease or the Burke Williams Lease is extended in accordance with the terms defined in the Mortgage Loan documents, which include an extension term of an additional five years and market base rent, additional rent, recoveries and tenant improvements or (y) all or substantially all of the Burke Williams space is leased for at least five years and market base rent, additional rent, recoveries and tenant improvements.

Loan No. 23 – Santa Barbara Corporate Center – On each monthly payment date, the borrower is required to deposit $1,842 into the capital expenditures reserve account. However, if the borrower provides evidence that the work attributable to the repair and replacement of the roof, as described in the Physical Condition Report, has been completed, then upon request of the borrower, beginning on the next monthly payment date that is at least 10 days after such request, the monthly capital expenditure payment amount will be reduced to $1,706, subject to a cap of $40,950.

Loan No. 30 – Springhill Suites Wilmington Mayfaire – The Monthly Insurance Reserve ($) is waived so long as (i) the borrower is financing the insurance premiums pursuant to a premium finance agreement in accordance with the Mortgaged Loan documents and (ii) the borrower deposits 115% of a regularly scheduled monthly installment due under the premium finance agreement and allocated to the Mortgaged Property.

Loan No. 31 – Long Meadow Farms – The borrower is required each month to deposit $5,417 into the Monthly TI/LC Reserve ($) (which is subject to a cap of $260,000) for tenant improvements and/or leasing commissions.

Loan No. 34 – Union Hotel - Brooklyn – The borrower deposited $28,808 at origination and is required, on each monthly payment date occurring in April through January, to deposit $9,602 per month (subject to adjustment from time to time by the lender), into the seasonal working capital reserve account. Amounts on deposit in the seasonal working capital reserve account are required to be applied by the lender to pay debt service and fund reserves and operating expenses on payment dates in February and March (subject to adjustment from time to time by the lender) and to the extent funds are on deposit are insufficient, the borrower will be required to pay any shortfall.

Loan No. 39 – 8333 Royal Ridge – The borrower is required to deposit $6,576 into the Monthly TI/LC Reserve ($) prior to the Combined Cap Commencement Date. On each monthly payment date following the Combined Cap Commencement Date, the borrower is required to deposit $3,675 and will be subject to a cap of $675,300. The “Combined Cap Commencement Date” will occur when the Berkshire Cap Criteria has been satisfied. The “Berkshire Cap Criteria” means that prior to the monthly payment date in March 2020 either (x) the Berkshire Hathaway Lease is renewed with the express renewal options set forth in the original lease or (y) the Original Berkshire Lease is extended in accordance with accordance with the terms defined in the loan documents, which include an extension term of an additional five years and market base rent, additional rent, recoveries and tenant improvements.

(29)	Loan No. 1 – 245 Park Avenue – The deposits for the Monthly TI/LC Reserve ($) are required to commence on May 1, 2025 in the amount of $446,775. In addition, the Mortgage Loan documents require that the borrower deposit all sums payable to the borrower with respect to any modification or action taken under any lease, any settlement of claims related to a lease, any lease termination or contraction penalties or lease buy-out or surrender payment, holdover rents and occupancy and use fees from any current or former tenants. The borrower is permitted to deliver a letter of credit in accordance with the Mortgage Loan documents in lieu of any cash reserve.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – In the event that at any time during the term of the Mortgage Loan any franchisor requires any new capital work, as defined in the Mortgage Loan documents, and borrowers do not elect to provide a capital work guaranty, borrowers are required to deposit within five business days of such election an amount reasonably determined by the lender and equal to (x) 100% of the total costs of such new capital work for FF&E into the Monthly Other Reserve ($) or (y) provide a letter of credit in an amount equal to 100% of the estimated cost of such new capital work less any amounts then on deposit in the Monthly Other Reserve ($) for FF&E, which does not include any amount on deposit relating to capital work at the Larkspur Landing properties.

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Loan No. 7 – 740 Madison – The borrower is required to make monthly deposits into the Monthly Tax Reserve ($) and Monthly Insurance Reserve ($) commencing on November 1, 2018 provided that such deposits are waived if (i) with respect to the Monthly Tax Reserve ($), (a) no cash sweep event has occurred and is continuing and (b) the lender receives reasonably satisfactory evidence that the taxes are paid by the borrower no later than the date that is 10 days prior to the date such taxes would be delinquent, and (ii) with respect to the Monthly Insurance Reserve ($) (a) no event of default has occurred and is continuing, and (b) the borrower provides satisfactory evidence that either (x) the property is insured under a blanket insurance policy in accordance with the Mortgage Loan documents or (y) the property is insured in accordance with the Mortgage Loan documents by one or more insurance policies provided by Bottega Veneta.

Loan No. 12 – Portola Hotel & Spa – If the borrower fails to make its required leasehold payments pursuant to the borrower’s leasehold interest in 10,655 sq. ft. of ballroom space, which is not part of the collateral for the Mortgage Loan, the borrower is required to make monthly deposits into the Monthly Other Reserve ($) in the amount of the greater of (i) $17,069 and (ii) the sum of the minimum annual rental and additional rent (both as defined in the ballroom lease agreement) as due for the corresponding month. Such reserve is to be maintained until the lender receives evidence the ballroom lease litigation is resolved and the borrower owes no financial obligations to the lessor other than the any regular amounts due pursuant to the lease. If at any time the lender determines that the lease is in imminent danger of being terminated for nonpayment, lender has the right to utilize amounts on deposit to pay such amounts due on the borrower’s behalf.

Loan No. 34 – Union Hotel - Brooklyn – On each monthly payment date during a PIP Sweep Period, all excess cash is required to be transferred to the lender controlled PIP Reserve Account. A “PIP Sweep Period” will occur on the first monthly payment date following the occurrence of the earlier to occur of (a) 12 months prior to the date of any expressly scheduled option or right of either the borrower or the franchisor to terminate the franchise agreement under the franchise agreement; and (b) the receipt by the borrower of notice from the franchisor exercising its right to terminate the franchise agreement or the date upon which the borrower exercises its right to terminate the franchise agreement.

(30)	Loan No. 24 – Hampton Inn Braintree – The borrower is required to deposit into the FF&E reserve account the greater of (i) 2.0% of the prior month’s projected revenues through and including the monthly payment date in June 2018, 3.0% of the prior month’s projected revenues beginning on the monthly payment date in July 2018 through and including the monthly payment date in June 2019, 4.0% of prior month’s projected revenues thereafter and (ii) any amount required under franchise agreement for FF&E work.

Loan No. 34 – Union Hotel - Brooklyn – The borrower is required to deposit the greater of (i) 3.0% of the prior month’s projected revenues through and including the monthly payment date in June 2020, 4.0% of prior month’s projected revenues thereafter, (ii) any amount required by the Management Agreement for FF&E work and (iii) any amount required under franchise agreement for FF&E work.

(31)	Loan No. 1 – 245 Park Avenue – The borrower is permitted to deliver a letter of credit in accordance with the Mortgage Loan agreement in lieu of any cash reserve.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – The borrowers are permitted to deliver a capital work guaranty, which guaranties the payment and performance of all new capital work, as described in the Mortgage Loan agreement, in lieu of a cash reserve. In addition, the borrowers obtained an environmental insurance policy in lieu of requiring any reserve deposits for remediation work post-origination for the Hampton Inn Morehead and Hampton Inn Carlisle Mortgaged Properties.

Loan No. 30 – Springhill Suites Wilmington Mayfaire – The borrower is permitted to deliver a letter of credit, in lieu of the deposit required at origination, in the amount of $122,393 and maintain such letter of credit in place until such time as the required property improvement plan renovations are completed.

(32)	With respect to the Mortgage Loans identified below, the lender is insured under an environmental insurance policy obtained (i) in lieu of obtaining a Phase II Environmental Site Assessment, (ii) in lieu of providing an indemnity or guaranty from a sponsor or (iii) to address environmental conditions or concerns. For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses” in this prospectus.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – At origination, the borrowers obtained an environmental insurance policy in lieu of requiring any remediation work post-origination for the Hampton Inn Morehead and Hampton Inn Carlisle Mortgaged Properties identified by the related environmental assessments. The policy was issued by Great American E&S Insurance Company, with individual and

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aggregate claim limits of $1.0 million and a $25,000 deductible. The policy has an expiration date of May 22, 2030.

Loan No. 9 – iStar Leased Fee Portfolio – At origination, the borrowers obtained an environmental insurance policy in connection with the certain recognized environmental conditions at the DoubleTree Seattle Airport Mortgaged Property in lieu of a Phase II environmental report. The policy was issued by Great American E&S Insurance Company, with individual and aggregate claim limits of $2.0 million and a $25,000 deductible. The policy has an expiration date of March 30, 2030.

Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	% of Initial Outstanding Pool Balance	Maximum Policy Amount	Premium Paid in Full	Expiration Date
2	Gateway Net Lease Portfolio	$85,000,000	7.5%	$35,000,000	Yes	05/19/2027
4	Starwood Capital Group Hotel Portfolio	$80,000,000	7.1%	$1,000,000	Yes	05/24/2030
6	211 Main Street	$60,000,000	5.3%	$5,000,000	Yes	03/28/2026
9	iStar Leased Fee Portfolio	$45,400,000	4.0%	$2,000,000	Yes	03/30/2030
10	Save Mart Portfolio	$40,000,000	3.5%	$5,000,000	Yes	06/14/2027
41	2800 Sprouse	$3,100,000	0.3%	$2,000,000	Yes	09/12/2026

(33)	Loan No. 2 – Gateway Net Lease Portfolio – There is no Carveout Guarantor for the Mortgage Loan, and the borrowers are the sole parties liable for breaches or violations of the nonrecourse carve-out provisions in the Mortgage Loan documents or the environmental indemnity. In addition, upon a distribution of the $10,720,000 held escrow in connection with the two Mortgaged Properties under construction, Baxalta (Barry Pointe) and Baxalta (Casselberry), both ETCL Barry Pointe Plasma, LLC, a Delaware limited liability company and ETCL Casselberry Plasma, LLC, a Delaware limited liability company are required to deliver a joinder agreement, which will provide that such entity is added to, and bound by the Mortgage Loan documents as a borrower.

Loan No. 3 – Olympic Tower – The guarantors’ liability is subject to a cap of 10.0% of the original principal balance of the Olympic Tower Whole Loan (plus enforcement costs as disclosed in the guaranty) if the borrower (or OT Real Estate Mezz A LLC) or any applicable mezzanine borrower) becomes a debtor in a bankruptcy or insolvency proceeding (voluntary or collusive involuntary or as a result of substantive consolidation (provided that a court of competent jurisdiction determines that a breach of one or more SPE covenants is a material factor in such substantive consolidation)) or makes a general assignment for the benefit of the creditors. The cap will only apply if such bankruptcy does not in any way result in a termination, surrender or rejection of the Olympicgold Ground Lease, or an amendment or modification of the Olympicgold Ground Lease in a manner adverse to the Lender without Lender’s prior written consent.

Loan No. 4 – Starwood Capital Group Hotel Portfolio – The liability of the Carveout Guarantor with respect to breaches or violations of the full recourse carve-out provisions in the Mortgage Loan documents related to bankruptcy or insolvency actions are capped at 20% of the Starwood Capital Group Hotel Portfolio Whole Loan at the time of the occurrence of such action plus reasonable third party costs and expenses actually incurred by the lender in connection with the enforcement of any rights under the guaranty or the other Mortgage Loan documents.

Loan No. 6 – 211 Main Street – the aggregate liability of the Principal / Carveout Guarantor with respect to all full recourse carveouts in the Mortgage Loan documents may not exceed an amount equal to 15.0% of the principal balance of the 211 Main Street Whole Loan outstanding at the time of the occurrence of such event, plus any and all reasonable third-party collection costs actually incurred by the lender (including reasonable attorneys’ fees and costs reasonably incurred). In addition, the Principal / Carveout Guarantor is not a party to the environmental indemnity, and the borrower is the sole party liable for any breaches or violations of the indemnity. The borrower was required to obtain an environmental insurance policy in accordance with the Mortgage Loan documents at origination in lieu of having the Principal / Carveout Guarantor as a party to the indemnity.

(34)	Loan No. 4 – Starwood Capital Group Hotel Portfolio – The borrowers for the Starwood Capital Group Hotel Portfolio Mortgage Loan are as follows: LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-

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Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center Pkwy, L.L.C.; VIII-HII-Laura Blvd., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn of Racine, L.P.; Midwest Heritage Inn of Shawnee, L.P.; Midwest Heritage Inn of Cheyenne, L.P.; F.I. Management of Mankato, L.P.; R.I. Heritage Inn of Peoria AZ, L.P.; H.S. Heritage Inn of Grand Rapids, L.P.; H.S. Heritage Inn of Toledo, L.P.; Heritage Inn Number LII. Limited Partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 Opco, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP Tyler 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center Pkwy Opco, L.L.C.; VIII-HII-Laura Blvd. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn of Racine Opco, L.L.C.; Midwest Heritage Inn of Shawnee Opco, L.L.C.; Midwest Heritage Inn of Cheyenne Opco, L.L.C.; F.I. Management of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.

(35)	Summary of Existing Pari Passu Debt

Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Whole Loan U/W NCF DSCR	Whole Loan Cut-off Date LTV Ratio	Whole Loan Cut- off Date U/W NOI Debt Yield
1	245 Park Avenue(1)	$93,750,000	$986,250,000	$1,080,000,000	2.73x	48.9%	10.7%
2	Gateway Net Lease Portfolio(2)	$85,000,000	$268,000,000	$353,000,000	3.54x	45.0%	14.1%
3	Olympic Tower(3)	$80,000,000	$531,000,000	$611,000,000	2.70x	32.2%	11.2%
4	Starwood Capital Group Hotel Portfolio	$80,000,000	$497,270,000	$577,270,000	2.72x	60.4%	12.4%
6	211 Main Street(4)	$60,000,000	$110,219,000	$170,219,000	2.49x	57.9%	9.0%
7	740 Madison	$50,000,000	$40,000,000	$90,000,000	1.96x	60.0%	8.0%
9	iStar Leased Fee Portfolio	$45,400,000	$181,600,000	$227,000,000	2.12x	65.6%	8.2%
10	Save Mart Portfolio(5)	$40,000,000	$98,000,000	$138,000,000	3.02x	38.1%	11.7%

(1)	The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio and Whole Loan Cut-off Date U/W NOI Debt Yield excludes five subordinate companion notes in the aggregate original principal amount of $120.0 million.

(2)	The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio and Whole Loan Cut-off Date U/W NOI Debt Yield excludes 10 subordinate companion notes in the aggregate original principal amount of $170.0 million.

(3)	The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio and Whole Loan Cut-off Date U/W NOI Debt Yield excludes three subordinate companion notes in the aggregate original principal amount of $149.0 million.

(4)	The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio and Whole Loan Cut-off Date U/W NOI Debt Yield excludes three subordinate companion notes in the aggregate original principal amount of $25.0 million.

(5)	The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio and Whole Loan Cut-off Date U/W NOI Debt Yield excludes one subordinate companion notes in the aggregate original principal amount of $32.0 million.

A-1-50

(36)      Summary of Existing Mezzanine Debt

Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mezzanine Debt Cut-off Date Balance	Annual Interest Rate on Mezzanine Loan	Mezzanine Loan Maturity Date	Intercreditor Agreement	Total Debt Cut- off Date LTV Ratio(1)	Total Debt U/W NCF DSCR(1)	Total Debt U/W NOI Debt Yield(1)

1	245 Park Avenue	$93,750,000	8.3%	$568,000,000(2)	5.63226232	6/1/2027	Yes	80.0%	1.42x	6.5%
					394366% (2)
3	Olympic Tower	$80,000,000	7.1%	$240,000,000	5.0000%	5/6/2027	Yes	52.6%	1.55x	6.8%
(1)	Calculated including any related pari passu companion loan(s), related subordinate companion loan(s) and related mezzanine loan(s).

(2)	The Mezzanine Debt Cut-off Date Balance includes three mezzanine loans in the amounts of $236.5 million, $221.0 million and $110.5 million and the Annual Interest Rate on Mezzanine Loans are 5.0000%, 5.7000% and 6.8500% respectively.

(37)      Summary of Future Mezzanine Debt

Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	% of Initial Outstanding Pool Balance	Intercreditor Agreement Required	Combined Minimum DSCR	Combined Maximum LTV	Combined Minimum Debt Yield

4	Starwood Capital Group Hotel Portfolio(1)	$80,000,000	7.1%	Yes	2.65x	64.9%	NAP
10	Save Mart Portfolio(2)	$40,000,000	3.5%	Yes	1.35x	58.1%	9.5%
11	Lake Forest Gateway	$36,100,000	3.2%	Yes	1.25x	68.7%	7.6%
14	Columbus Park Crossing South(3)	$28,500,000	2.5%	Yes	1.33x	75.0%	8.2%
15	El Paseo Square	$27,466,262	2.4%	Yes	1.37x	63.95%	8.19%
16	Faudree Ranch(4)	$25,125,000	2.2%	Yes	1.50x	66.0%	NAP
21	El Paso Industrial Portfolio(5)	$18,000,000	1.6%	Yes	1.32x	71.4%	8.2%
29	El Cajon Retail	$11,700,000	1.0%	Yes	1.31x	66.9%	7.7%
(1)	Future mezzanine debt is permitted only after the date that is the earlier of (i) May 24, 2018 and (ii) the date that the Starwood Capital Group Hotel Portfolio Whole Loan is securitized in full.

(2)	Future mezzanine debt is not permitted to exceed $40,000,000.

(3)	Future mezzanine debt is not permitted to exceed $4,350,000.

(4)	Future mezzanine debt is permitted only in connection with a transfer of the Mortgaged Property and assumption of the Mortgage Loan in accordance with the Mortgage Loan documents.

(5)	Future mezzanine debt is not permitted to exceed $3,500,000 and can only be secured by collateral which is not collateral for the mortgage loan.

A-1-51